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                    HUNTINGTON FLORIDA TAX-FREE MONEY FUND

                         INVESTMENT SHARES PROSPECTUS

                                DECEMBER 10,1998

                        AS SUPPLEMENTED JANUARY 1, 1999


                           [PICTURES INSERTED HERE]



                            [HUNTINGTON FUNDS LOGO]



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No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully be made.
















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                  THE HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                               INVESTMENT SHARES

  The Huntington Funds, a Massachusetts business trust (the "Trust"),formerly known as The Monitor Funds, consists of separate series (the "Funds") which have different investment objectives and policies. The Huntington Florida Tax-Free Money Fund (the "Fund") is a non-diversified open end management company (a "mutual fund") that offers two classes of shares: Investment Shares and Trust Shares. Investment Shares of the Fund may be purchased through The Huntington Investment Company or a Huntington Personal Banker pursuant to respective agreements between The Huntington Investment Company or The Huntington National Bank ("Huntington" or the "Adviser"), and SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor.

  This Prospectus relates only to Investment Shares of the Fund. This Prospectus sets forth concisely what a shareholder should know before investing in Investment Shares of the Fund and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Investment Shares and Trust Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SEC maintains an Internet website (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Fund. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS SUPPLEMENTED, CALL THE HUNTINGTON FUNDS AT 800-253-0412.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

IN ADDITION, THE FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF FLORIDA OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF FLORIDA AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      PROSPECTUS dated December 10, 1998 as supplemented January 1, 1999

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PRINCIPAL RISK FACTORS......................................................   1
FEE TABLE AND EXAMPLE.......................................................   2
 Annual Operating Expenses..................................................   2
 Expense Example............................................................   2
INVESTMENT OBJECTIVE AND
 POLICIES...................................................................   3
 Florida Tax-Free Money Fund................................................   3
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES..............   5
 Florida Obligations........................................................   5
 Credit Enhancement.........................................................   6
 Non-Diversification........................................................   6
 Defensive Investment Strategies............................................   7
 Repurchase Agreements......................................................   7
 When-Issued and Delayed Delivery Transactions..............................   7
 Lending of Portfolio Securities............................................   8
 U.S. Government Securities.................................................   8
INVESTMENT RESTRICTIONS.....................................................   9
HOW THE FUND VALUES ITS SHARES..............................................   9
HOW TO BUY INVESTMENT SHARES................................................  10
 To Place an Order..........................................................  10
 Minimum Investment Required................................................  11
 Systematic Investment Program..............................................  11
HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS...........................  11
 By Telephone...............................................................  12
 By Mail....................................................................  12

                                                                            PAGE
                                                                            ----
HOW TO REDEEM INVESTMENT
 SHARES.....................................................................  13
 Redeeming By Telephone.....................................................  13
 Redeeming By Mail..........................................................  13
 Redeeming by Check.........................................................  14
 Redeeming by Fax...........................................................  14
SYSTEMATIC WITHDRAWAL PROGRAM...............................................  15
ACCOUNTS WITH LOW BALANCES..................................................  15
MANAGEMENT OF THE TRUST.....................................................  15
 Distribution of Investment Shares..........................................  16
 Distribution Plan..........................................................  16
 Administration of the Fund.................................................  17
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.....  18
 Independent Auditors.......................................................  18
DISTRIBUTIONS AND TAXES.....................................................  18
 The Fund...................................................................  18
 Distribution Options.......................................................  18
 Federal Income Taxes.......................................................  18
 Florida Tax Matters........................................................  20
ORGANIZATION OF THE TRUST...................................................  21
 Voting Rights..............................................................  21
PERFORMANCE DATA AND COMPARISONS............................................  22
SHAREHOLDER INQUIRIES.......................................................  22
OTHER CLASSES OF SHARES.....................................................  23

                            PRINCIPAL RISK FACTORS

  Investors should be aware of the following general observations. There can be no assurance that the Fund will achieve its investment objective. The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of municipal obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of municipal obligations decline.

  There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurances, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Investment Shares in the Fund will bear, either directly or indirectly.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     MANAGEMENT           12B-1                     OTHER                    TOTAL OPERATING
       FEE(1)             FEE(2)                 EXPENSES(3)                   EXPENSES(4)
     ----------           ------                 -----------                 ---------------
       0.20%              0.10%                     0.30%                         0.60%

--------
(1) Fee paid by the Fund for investment advisory services. See "Management of the Trust." The management fee has been reduced to reflect a voluntary waiver of a portion of the fee by the Adviser. The Adviser may terminate this voluntary waiver at any time in its sole discretion. The maximum management fee payable by the Fund is 0.50% of average net assets.
(2) Fee paid by the Fund for distribution/shareholder servicing assistance. See "Management of the Trust--Distribution Plan." The 12b-1 fee has been reduced to reflect a voluntary waiver of a portion of the fee by the Distributor. The Distributor may terminate this voluntary waiver at any time in its sole discretion. The maximum 12b-1 fee payable by the Fund is 0.25% of average net assets.
(3) Other expenses are based on estimated amounts for the current year and include administration fees. See "Management of the Trust--Administration of the Fund."
(4) Total Operating Expenses for the Fund are shown after taking into account any fee waivers or expense reimbursements. Total Operating Expenses would be 1.05% of average net assets, absent the voluntary waivers of a portion of the Fund's management fee and 12b-1 fee described above.

EXPENSE EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                  1 YEAR                                               3 YEARS
                  ------                                               -------
                    $6                                                   $19

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are described below. There can, of course, be no guarantee that the Fund will achieve its investment objective.

  The Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of the Fund. Unless otherwise noted in this Prospectus or in the Combined Statement of Additional Information, the investment policies of the Fund are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. Except with respect to borrowing money, investing in illiquid securities or downgrades of securities in the Fund, any percentage limitation on the Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington in managing the Fund's investments, see the Appendix to the Combined Statement of Additional Information.

  Money Market Funds, in general, are designed for investors seeking current income with stability of principal. The Fund intends to limit its investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Combined Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Fund which in some instances restricts the Fund's investment policies. These risk limiting conditions include the following:

  . The Fund must limit its investments to "Eligible Securities" which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. Generally, "Eligible Securities" are those which have received a rating from an NRSRO in one of the two highest short term rating categories for debt obligations (an explanation of some of the other terms defined by Rule 2a-7 is contained in the Combined Statement of Additional Information).

  . The Fund may invest without limit in "First Tier Securities", which are Eligible Securities that have received a rating in the highest short term rating category for debt obligations. In addition, the portfolio investments of the Fund must be deemed to have a maturity of 397 days or less from the time of purchase by the Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of the Fund's portfolio must not exceed 90 days. Of course, the Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

FLORIDA TAX-FREE MONEY FUND

  The objective of the Fund is to seek the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high quality, short-term Florida obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of qualified legal counsel, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida Intangible Personal Property Tax. Examples of Florida obligations include, but are not limited to:

  . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

  . municipal commercial paper and other short-term notes;

  . variable rate demand obligations;

  . municipal bonds (including bonds having serial maturities and pre-funded bonds); and

  . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days' prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features and Guarantees." The Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amounts (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Fund may be credit enhanced by a guarantee, including a letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida obligations and the remainder may be invested in obligations that are not Florida obligations. From time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Florida tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

  The Fund may also engage in the following investment techniques, each of which may involve certain risks:

FLORIDA OBLIGATIONS

  The Florida obligations in which the Fund may invest include general obligation bonds, revenue bonds and industrial development bonds. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  Florida has been and continues to be one of the fastest growing of the largest states. In 1980 Florida ranked seventh among the fifty states in population. The State has grown dramatically and as of April 1, 1997, ranked fourth among the fifty states, with an estimated population of 14.7 million.

  Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been closely tracking the national average for many years. From 1991 to 1996, Florida's total nominal personal income grew by 34.2% and per capita income expanded approximately 23.8%. For the nation, total and per capita personal income increased by 30.6% and 24.1% respectively.

  Sources of personal income differ in Florida from that of the nation and the southeast. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are a relatively more important source of income. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and act as a stabilizing force in weak economic periods.

  In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 34.9% and trade 25.6% of the State's total nonfarm jobs. For additional information, see "Special Risk-Factors Applicable to the Florida Tax-Free Money Fund" in the Combined Statement of Additional Information.

CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Fund may have been credit enhanced by a guarantee, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Fund is a non-diversified Fund under the 1940 Act, which means that it may invest its assets in the obligations of fewer issuers than would be the case if it were "diversified." The Fund's ability to invest a relatively high percentage of its assets in the securities of a limited number of issuers involves an increased risk of loss to the Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. The Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

REPURCHASE AGREEMENTS

  Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

  The Fund may dispose of a commitment prior to settlement if the Fund's Adviser deems it appropriate to do so.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. The Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate. Investments in U.S. Government securities are limited to:

  (a) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b) notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c) the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed only by a vote of a majority of the outstanding shares of the Fund.

  The Fund will not:

  (1) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Examples of such developments would be the loss of taxing power for a county or municipality due to a vote by its citizens, or a natural disaster or other catastrophe that affects a region of several counties or municipalities. While such concentration may occur as a result of changes in the market value of the Fund's portfolio securities, such concentration may not be the result of an investment at the time it is made;

  (2) Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and Over The Counter ("OTC") options; or

  (3) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by a pledge of not more than 10% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings are outstanding).

                        HOW THE FUND VALUES ITS SHARES

  The Fund attempts to stabilize the net asset value of its Investment Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Investment Share is determined by adding the interest of the Investment Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Investment Shares in the liabilities of the Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The Fund calculates net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays; New Year's Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                         HOW TO BUY INVESTMENT SHARES

  Investment Shares of the Fund may be purchased through The Huntington Investment Company or Huntington Personal Banker (collectively, the "Huntington Group"), pursuant to agreements between The Huntington Investment Company or Huntington and the Distributor. Investors may purchase Investment Shares of the Fund on all Business Days. Investment Shares of the Fund are sold at their net asset value per share next determined after an order is received. There is no sales charge imposed by the Fund. Investment Shares in the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares purchased after such time begin earning dividends on the following day. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

  From time to time, the Trust may temporarily suspend the offering of shares of the Fund or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of the Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

TO PLACE AN ORDER

  To purchase Investment Shares of the Fund, an investor may call The Huntington Investment Company at 800-322-4600, or the investor's Personal Banker directly.

  Payment may be made either by check or wire transfer of federal funds. To purchase by check, the check must be included with the order and made payable to the name of the applicable Fund, designating Investment Shares. If a shareholder pays for Investment Shares by check and the check does not clear, the purchase will be cancelled, and the shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Investment Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. Orders are considered received after payment by check is converted into federal funds by the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent").

  When payment is made through wire transfer of federal funds, the order is considered received immediately upon receipt by the Transfer Agent. With respect to the Fund, payment by wire must be received by the applicable member of the Huntington Group before 10:30 a.m. (Eastern Time) in order to earn dividends for that day. Payment by wire must be received by the applicable member of the Huntington Group before 4:00 p.m. (Eastern Time) in order for Investment Shares of the Fund to be purchased at that day's price. Prior to purchasing by wire, investors should call the applicable member of the Huntington Group. It is the responsibility of the applicable member of the Huntington Group to transmit orders promptly to the Transfer Agent. Federal funds should be wired as follows: Huntington National Bank, ABA 044000024, Trust Department, Account No. 01891160404, Huntington Retail,
Attention: Shareholder Services.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Investment Shares of the Fund is $1,000. Subsequent investments in the Fund may be made at any time in amounts of at least $50.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Investment Shares of the Fund may add to their investment on a regular basis in minimum amounts of at least $50. The Fund will waive the initial $1,000 investment minimum for investors who sign up for the Systematic Investment Program. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Investment Shares of the Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by completing the appropriate section of the account application.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

               HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS

  Shareholders may exchange Investment Shares in the Fund for Investment Shares in any other Fund of the Trust at the respective net asset values per Investment Share next determined after receipt of the request in good order, plus the applicable sales charge (if any) as described below. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. If a shareholder seeks to exchange Investment Shares of the Fund for Investment Shares of a Fund that imposes a sales charge, the shareholder will be required to pay the applicable sales charge of the Fund into which the shares are exchanged. Shareholders will only be required to pay a sales charge once. Thus, for example, no sales charge applies when shares are exchanged among Funds that impose a sales charge. Similarly, no sales charge applies where a shareholder exchanges shares of a Fund with a sales charge for shares of a Fund that does not impose such a charge and subsequently exchanges those shares back into a Fund with a sales charge.

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  If the exchanging shareholder does not have an account in the Fund whose Investment Shares are being acquired, a new account will be established with the same registration and reinvestment options for dividends and capital gains distributions as the account of the Fund from which the

Investment Shares are exchanged, unless otherwise specified in writing by the shareholder. In the event the new account registration is not identical to that of the existing account, a signature guarantee will be required (see "Redeeming By Mail").

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. Shareholders may obtain further information on the exchange privilege by calling the applicable member of the Huntington Group.

BY TELEPHONE

  Shareholders may provide instructions for exchanges between Funds by calling: The Huntington Investment Company at 800-322-4600; their Personal Banker directly or The Huntington Funds at 800-253-0412. Investors may request the Trust's telephone exchange privilege on their account application. Information on this service can be obtained through the applicable member of the Huntington Group.

  Investment Shares may be exchanged by telephone only between Fund accounts having identical shareholder registration. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below under "By Mail"), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  Telephone exchange instructions must be received by the applicable member of the Huntington Group before 3:00 p.m. (Eastern Time) for Investment Shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time and shareholders will be notified of any such modification or termination. Shareholders of the Fund may have difficulty in making exchanges by telephone during times of extreme economic or market conditions. If the shareholder cannot make contact by telephone, it is recommended that an exchange request by made in writing and sent by overnight mail to the appropriate member of the Huntington Group. Written instructions may require a signature guarantee. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL

  Shareholders may provide instructions for exchanges between the Funds by making a written request to the appropriate member of the Huntington Group at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Investment Shares are involved), (2) the name(s) and address on the shareholder account, (3) the account number, (4) the dollar amount or number of Investment Shares to be exchanged, and (5) the Fund into which the Investment Shares are to be exchanged. Written exchange requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required for corporations, executors, administrators, trustees and guardians.

                        HOW TO REDEEM INVESTMENT SHARES

  Shareholders may redeem all or any portion of the Investment Shares in their account on any Business Day at the appropriate net asset value per share next determined after a redemption request in proper form is received by the Transfer Agent. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  A shareholder may redeem Investment Shares of the Fund by calling The Huntington Investment Company at 800-322-4600, their Personal Banker directly or The Huntington Funds at 800-253-0412.

  Shareholders of the Fund who request a redemption before 10:30 a.m. (Eastern
Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day.

  Members of the Huntington Group are responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. If at any time the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

  Investors may request the Trust's telephone redemption privilege on their account application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the members of the Huntington Group. Proceeds for redemptions will normally be wired to the shareholder's account with proper authorization (at a domestic commercial bank that is a member of the Federal Reserve System designated by the shareholder in writing) or a check will be sent to the address of record. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Shareholders may redeem Investment Shares of the Fund by sending a written request to the appropriate member of the Huntington Group. The written request should include the shareholder's name, Fund name (designating Investment Shares), the account number, and the number of Investment Shares or dollar amount requested.

  Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Transfer Agent, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

  -- a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the FDIC;

  -- a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  -- a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  -- any other "eligible guarantor institution," as defined in the Securities
     Exchange Act of 1934.

  The Fund does not accept signatures guaranteed by a notary public.

  The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Normally, a check for the proceeds is mailed to the shareholder within one Business Day, but in no event more than seven days, after receipt of a proper written redemption request, provided that Huntington has received payment for Investment Shares from the shareholder. Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

REDEEMING BY CHECK

  At the shareholder's request, the appropriate member of the Huntington Group will establish a checking account for redeeming Investment Shares of the Fund. Shareholders may be charged a fee for this service.

  With a Fund checking account, Investment Shares may be redeemed simply by writing a check for $250 or more. The redemption will be made at the applicable net asset value per share on the date that the check is presented to the Fund. A check may not be written to close an account. In addition, if a shareholder wishes to redeem Investment Shares and have the proceeds available, a check may be written and negotiated through the shareholder's local bank. Checks should never be sent to the issuing bank to redeem Investment Shares. Cancelled checks are sent to the shareholder each month.

REDEEMING BY FAX

  Shareholders wishing to expedite the redemption process may fax a copy of their written request to the appropriate member of the Huntington Group at 614-480-4682 (The Huntington Investment Company) or 614-480-5516 (Investor Services). Shareholders redeeming by fax must call the appropriate member of the Huntington Group to confirm receipt of the written request. See

"Redeeming by Telephone" in this Prospectus for a discussion of when shareholders will receive redemption proceeds when redeeming by fax.

                         SYSTEMATIC WITHDRAWAL PROGRAM

  Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Investment Shares of the Fund are redeemed at the applicable net asset value per Investment Share at the time of the withdrawal to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distribution with respect to Investment Shares, and the fluctuation of the net asset value of Investment Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Investment Shares of the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Investment Shares of the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through the appropriate member of the Huntington Group. The Trust requires two to three days to process a systematic withdrawal and uses automatic clearing house funds which are transferred electronically and thus have the potential to be uninvested for up to 48 hours.

                          ACCOUNTS WITH LOW BALANCES

  Due to the high cost of maintaining accounts with low balances, the Fund may redeem Investment Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balances falls below the required minimum value of $1,000 due to shareholder redemption. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value. Before Investment Shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional Investment Shares to meet the minimum requirement.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Pursuant to a sub-investment advisory agreement with Huntington, Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, serves as sub-adviser to the Fund.

  Subject to the supervision of the Trustees, Huntington and Countrywide provide a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund. The Trust pays Huntington management fees, computed daily and payable monthly, for the Fund based on average daily net assets at the annual rate of 0.50%. Huntington, in turn, pays Countrywide management fees, computed daily and payable monthly, for the Fund at the annual rate of 0.20%. Huntington may periodically waive all or a portion of its management fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Similarly, Countrywide may periodically waive all or a portion of its management fee.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. With over $27 billion in assets as of September 30, 1998, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for over $26 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts. As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Sub-Adviser's Background. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. Organized in 1974, Countrywide serves as the investment adviser to eighteen mutual fund portfolios of Countrywide Tax-Free Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

DISTRIBUTION OF INVESTMENT SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of the Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides for payments to be made to the Distributor in connection with the provision of certain services (described below) with respect to the Fund's Investment Shares.

  In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Fund. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchased Investment Shares of the Fund.

  In connection with the provision of the distribution and administrative services described above, the Distributor will pay brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of Investment Shares owned by their customers. For the Fund, amounts paid by the Distributor for services rendered with respect to the Fund's Investment Shares will be reimbursed by the Fund in an amount which may not exceed an annual rate of 0.25 of 1% of the average daily net assets attributable to the Fund's Investment Shares held in customer accounts for which brokers, dealers, and administrators provide such services. Fees under the Distribution Plan with respect to the Fund's Investment Shares are accrued daily, payable quarterly, and calculated on an annual basis.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services performed in connection with the Distribution Plan.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as brokers or dealers pursuant to state law.

  Shareholder Servicing Arrangements. In addition to the fees paid by the Distributor to financial institutions under the Distribution Plan as described above, the Distributor may also pay financial institutions a fee based upon the average net asset value of Investment Shares held by their customers for providing administrative services. This fee, if paid, will be reimbursed by Huntington and not the Fund.

ADMINISTRATION OF THE FUND

  Huntington is the administrator of the Fund, providing certain administrative personnel and services necessary to operate the Fund. For these services, the Fund pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of its average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Fund. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Fund.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Fund's investments and other assets. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for the Fund. State Street Bank and Trust Company is the Fund's transfer agent and dividend disbursing agent.

INDEPENDENT AUDITORS

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Columbus,
Ohio.

                            DISTRIBUTIONS AND TAXES

THE FUND

  All of the net income of both classes of shares of the Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. The Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Fund. Shares of the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although the Fund does not expect to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. The Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of the Fund at $1.00 per share.

DISTRIBUTION OPTIONS

  Shareholders of the Fund may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of the Fund. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain taxes is contained in the Combined Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Internal Revenue Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their own tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.

  The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Fund's distributions to qualify as "exempt-interest dividends," at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter. Qualification as "exempt-interest dividends" means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. For noncorporate shareholders, a preferred rate (generally 20%) applies to net gains on capital assets held for more than one year. Distributions of net capital gains will be treated in the hands of shareholders as long-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  The Fund's distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax advisor to determine what effect, if any, an investment in the Fund may have on the taxation of such benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  The redemption, sale or exchange of shares of the Fund for shares of another Huntington Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Fund will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Fund during the preceding year.


FLORIDA TAX MATTERS

  The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the funds will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on corporations. Consequently, distributions may be taxable to corporate shareholders (including limited liability company shareholders that are taxed as corporations for federal income tax purposes).

  The State of Florida currently imposes an "intangible tax" at the annual rate of two mills, or .20% on certain securities and other intangible personal property owned by Florida residents. Notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts, or by the U.S. government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) are exempt from this intangible tax. If on the last business day of any year, the fund consists solely of such exempt assets, then the fund's shares will be exempt from the Florida intangible tax payable in the following year.

  In order to take advantage of the exemption from the intangible tax in any year, a fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets on or before the last business day of the calendar year. Transactions costs involved in restructuring a fund in this fashion would likely reduce investment return and might exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

  The foregoing is a general and abbreviated summary of certain provisions of Florida law. You should consult your tax adviser to determine the precise application of Florida or other state law to your particular situation.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to The Huntington Funds on January 1,1999. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Investment Shares and Trust Shares, in The Huntington Money Market Fund, The Huntington Ohio Municipal Money Market Fund, The Huntington Florida Tax-Free Money Fund, The Huntington U.S. Treasury Money Market Fund, The Huntington Growth Fund, The Huntington Income Equity Fund, The Huntington Mortgage Securities Fund, The Huntington Ohio Tax-Free Fund, The Huntington Michigan Tax-Free Fund, The Huntington Fixed Income Securities Fund, The Huntington Intermediate Government Income Fund and The Huntington
 Short/Intermediate Fixed Income Securities Fund. Investment Shares of The Huntington Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time. Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Combined Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Combined Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Fund.

  The Fund may show its yield and effective yield for both classes of shares. The Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Fund's yield.

  The Fund's tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from the Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on the Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of the Fund's portfolio, and the operating expenses of the Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Investor Services.

                            OTHER CLASSES OF SHARES

  The Fund also offers another class of shares called Trust Shares. Trust Shares are sold through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks. Trust Shares of the Fund are sold at net asset value and are subject to a minimum initial investment of $1,000.

  Investment Shares and Trust Shares of the Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between the Fund's Investment Shares and Trust Shares may affect the performance of each class.

  Investors may obtain information about Trust Shares by contacting Investor Services at 800/253-0412

                            [HUNTINGTON FUNDS LOGO]

                                   [LOGO]


                         THE HUNTINGTON NATIONAL BANK.

                     a subsidiary of Huntington Bancshares

            Incorporated, is the Investment Advisor, Administrator,

               Custodian, and Recordkeeper of Huntington Funds.

                       SEI INVESTMENTS DISTRIBUTION CO.

                 is the Distributor and is not affiliated with

                         The Huntington National Bank.

                            [HUNTINGTON FUNDS LOGO]

             Huntington Funds Shareholder Services: 1-800-253-0412

                 Huntington Investment Company: 1-800-322-4600

          -Not FDIC Insured    -No Bank Guarantee    -May Lose Value

                    HUNTINGTON FLORIDA TAX-FREE MONEY FUND

                          TRUST SHARES PROSPECTUS

                             DECEMBER 10, 1998

                       AS SUPPLEMENTED JANUARY 1, 1999

                         [PICTURES INSERTED HERE]




                         [HUNTINGTON FUNDS LOGO]

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully be made.

                  THE HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                                 TRUST SHARES

  The Huntington Funds, a Massachusetts business trust (the "Trust") formerly known as The Monitor Funds, consists of separate series (the "Funds") which have different investment objectives and policies. The Huntington Florida Tax-Free Money Fund (the "Fund") is a non-diversified open end management company (a "mutual fund") that offers two classes of shares: Trust Shares and Investment Shares. Investors may purchase Trust Shares of the Fund through procedures established by SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor, in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of The Huntington National Bank ("Huntington" or the "Adviser"), or its affiliates or correspondent banks.

  This Prospectus relates only to Trust Shares of the Fund. This Prospectus sets forth concisely what a shareholder should know before investing in Trust Shares of the Fund and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Trust Shares and Investment Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SEC maintains an Internet website (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Fund. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, AS SUPPLEMENTED, CALL THE HUNTINGTON FUNDS AT 800-253-0412.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

IN ADDITION, THE FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF FLORIDA OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF FLORIDA AND THEREFORE AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      PROSPECTUS dated December 10, 1998 as supplemented January 1, 1999

                               TABLE OF CONTENTS

                                                                            PAGE

PRINCIPAL RISK FACTORS......................................................   1
FEE TABLE AND EXAMPLE.......................................................   2
 Annual Operating Expenses..................................................   2
 Expense Example............................................................   2
INVESTMENT OBJECTIVE AND POLICIES...........................................   3
 Florida Tax-Free Money Fund................................................   3
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES..............   5
 Florida Obligations........................................................   5
 Credit Enhancement.........................................................   6
 Non-Diversification........................................................   6
 Defensive Investment Strategies............................................   7
 Repurchase Agreements......................................................   7
 When-Issued and Delayed Delivery Transactions..............................   7
 Lending of Portfolio Securities............................................   8
 U.S. Government Securities.................................................   8
INVESTMENT RESTRICTIONS.....................................................   9
HOW THE FUND VALUES ITS SHARES..............................................  10
HOW TO BUY TRUST SHARES.....................................................  10
 Minimum Investment Required................................................  11
 Systematic Investment Program..............................................  11

                                                                            PAGE

HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS................................  11
HOW TO REDEEM TRUST SHARES..................................................  12
 Redeeming By Telephone.....................................................  12
 Redeeming By Mail..........................................................  13
MANAGEMENT OF THE TRUST.....................................................  14
 Distribution of Trust Shares...............................................  15
 Administration of the Fund.................................................  15
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.....  15
 Independent Auditors.......................................................  15
DISTRIBUTIONS AND TAXES.....................................................  15
 The Fund...................................................................  15
 Distribution Options.......................................................  16
 Federal Income Taxes.......................................................  16
 Florida Tax Matters........................................................  18
ORGANIZATION OF THE TRUST...................................................  18
 Voting Rights..............................................................  19
PERFORMANCE DATA AND
 COMPARISONS................................................................  19
SHAREHOLDER INQUIRIES.......................................................  20
OTHER CLASSES OF SHARES.....................................................  20

                            PRINCIPAL RISK FACTORS

  Investors should be aware of the following general observations. There can be no assurance that the Fund will achieve its investment objective. The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of municipal obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of municipal obligations decline.

  There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. There can be no assurances, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Trust Shares in the Fund will bear, either directly or indirectly.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     MANAGEMENT           12B-1                    OTHER                    TOTAL OPERATING
       FEE(1)              FEE                  EXPENSES(2)                   EXPENSES(3)
     ----------           -----                 -----------                 ---------------
       0.20%              None                     0.30%                         0.50%

--------
(1) Fee paid by the Fund for investment advisory services. See "Management of the Trust." The management fee has been reduced to reflect a voluntary waiver of a portion of the fee by the Adviser. The Adviser may terminate this voluntary waiver at any time in its sole discretion. The maximum management fee payable by the Fund is 0.50% of average net assets.
(2) Other expenses are based on estimated amounts for the current year and include administration fees. See "Management of the Trust--Administration of the Fund."
(3) Total Operating Expenses for the Fund are shown after taking into account any fee waivers or expense reimbursements. Total Operating Expenses would be 0.80% of average net assets, absent the voluntary waiver of a portion of the Fund's management fee described above.

EXPENSE EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                 1 YEAR                                                3 YEARS
                 ------                                                -------
                   $5                                                    $16

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Trust Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are described below. There can, of course, be no guarantee that the Fund will achieve its investment objective.

  The Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of the Fund. Unless otherwise noted in this Prospectus or in the Combined Statement of Additional Information, the investment policies of the Fund are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. Except with respect to borrowing money, investing in illiquid securities or downgrades of securities in the Fund, any percentage limitation on the Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington in managing the Fund's investments, see the Appendix to the Combined Statement of Additional Information.

  Money Market Funds, in general, are designed for investors seeking current income with stability of principal. The Fund intends to limit its investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Combined Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Fund which in some instances restricts the Fund's investment policies. These risk limiting conditions include the following:

  . The Fund must limit its investments to "Eligible Securities" which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. Generally, "Eligible Securities" are those which have received a rating from an NRSRO in one of the two highest short term rating categories for debt obligations (an explanation of some of the other terms defined by Rule 2a-7 is contained in the Combined Statement of Additional Information).

  . The Fund may invest without limit in "First Tier Securities", which are Eligible Securities that have received a rating in the highest short term rating category for debt obligations. In addition, the portfolio investments of the Fund must be deemed to have a maturity of 397 days or less from the time of purchase by the Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of the Fund's portfolio must not exceed 90 days. Of course, the Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

FLORIDA TAX-FREE MONEY FUND

  The objective of the Fund is to seek the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high quality, short-term Florida obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of qualified legal counsel, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida Intangible Personal Property Tax. Examples of Florida obligations include, but are not limited to:

  . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

  . municipal commercial paper and other short-term notes;

  . variable rate demand obligations;

  . municipal bonds (including bonds having serial maturities and pre-funded bonds); and

  . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days' prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features and Guarantees." The Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amounts (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Fund may be credit enhanced by a guarantee, including a letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida obligations and the remainder may be invested in obligations that are not Florida obligations. From time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Florida tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

  The Fund may also engage in the following investment techniques, each of which may involve certain risks:

FLORIDA OBLIGATIONS

  The Florida obligations in which the Fund may invest include general obligation bonds, revenue bonds and industrial development bonds. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  Florida has been and continues to be one of the fastest growing of the largest states. In 1980 Florida ranked seventh among the fifty states in population. The State has grown dramatically and as of April 1, 1997, ranked fourth among the fifty states, with an estimated population of 14.7 million.

  Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capita personal income has been closely tracking the national average for many years. From 1991 to 1996. Florida's total nominal personal income grew by 34.2% and per capita income expanded approximately 23.8%. For the nation, total and per capita personal income increased by 30.6% and 24.1% respectively.

  Sources of personal income differ in Florida from that of the nation and the southeast. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are a relatively more important source of income. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and act as a stabilizing force in weak economic periods.

  In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 34.9% and trade 25.6% of the State's total nonfarm jobs. For additional information, see "Special Risk-Factors Applicable to the Florida Tax-Free Money Fund" in the Combined Statement of Additional Information.


CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Fund may have been credit enhanced by a guarantee, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Fund is a non-diversified Fund under the 1940 Act, which means that it may invest its assets in the obligations of fewer issuers than would be the case if it were "diversified." The Fund's ability to invest a relatively high percentage of its assets in the securities of a limited number of issuers involves an increased risk of loss to the Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. The Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

REPURCHASE AGREEMENTS

  Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

  The Fund may dispose of a commitment prior to settlement if the Fund's Adviser deems it appropriate to do so.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. The Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate. Investments in U.S. Government securities are limited to:

  (a) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b) notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c) the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed only by a vote of a majority of the outstanding shares of the Fund.

  The Fund will not:

  (1) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Examples of such developments would be the loss of taxing power for a county or municipality due to a vote by its citizens, or a natural disaster or other catastrophe that affects a region of several counties or municipalities. While such concentration may occur as a result of changes in the market value of the Fund's portfolio securities, such concentration may not be the result of an investment at the time it is made;

  (2) Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and Over The Counter ("OTC") options; or

  (3) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by a pledge of not more than 10% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings are outstanding).

                        HOW THE FUND VALUES ITS SHARES

  The Fund attempts to stabilize the net asset value of its Trust Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Trust Share is determined by adding the interest of the Trust Shares in the value of all securities and other assets of the Fund, subtracting the interest of the Trust Shares in the liabilities of the Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The Fund calculates net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected;
(ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays; New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                            HOW TO BUY TRUST SHARES

  Investors may purchase Trust Shares in the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks (collectively, the "Banks"). State securities laws may require banks and financial institutions purchasing shares for their customers to register as brokers pursuant to such laws. Trust Shares of the Fund are sold at their net asset value per share next determined after a purchase order is transmitted to the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"). There is no sales charge imposed by the Fund. Trust Shares in the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Trust shares purchased after such time begin earning dividends on the following day.

  Trust Shares will normally be held in the name of the Bank effecting the purchase on the shareholder's behalf, and it is the Bank's responsibility to transmit purchase or redemption orders to the Transfer Agent. Shareholders will receive a confirmation of each transaction in their account, which will show the total number of Trust Shares of each Fund owned. The Fund will not issue certificates representing Trust Shares.

  If a shareholder pays for Trust Shares by check and the check does not clear, the purchase will be cancelled, and such shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Trust Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. For more information or assistance regarding the purchase of Trust Shares of any Fund, call The Huntington Funds at 800-253-0412.

  From time to time, the Trust may temporarily suspend the offering of shares of the Fund or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of the Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Trust shares of the Fund is $1,000. Subsequent investments in the Fund may be made at any time in amounts of at least $500.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holder of Trust Shares of the Fund may add to their investment on a regular basis in minimum amounts of at least $50. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Trust Shares of the Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by contacting the Mutual Fund Services Center.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

                 HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS

  Shareholders may exchange Trust Shares in the Fund for Trust Shares in any other Fund of the Trust at the respective net asset values per Trust Share next determined after receipt of the request in good order. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. Exchange requests received prior to 4:00 p.m. (Eastern
Time) will be effected at the next determined net asset value per Trust Share as of that Business Day. Exchange requests received after 4:00 p.m. (Eastern
Time) will be effected at the next determined net asset value per Trust Share on the following Business Day. Holders of Trust Shares automatically receive the Trust's telephone exchange service unless they have instructed their Bank to the contrary. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  1. By Telephone:           The Huntington Funds
                             800-253-0412

  2. By Mail:                The Huntington National Bank
                             41 South High Street (HC 1116)
                             Columbus, OH 43287
                             Attn: Investor Services

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanges.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designate that Trust Shares are involved), (2) the name(s) and address on the shareholder account,
(3) the account number, (4) the dollar amount or number of Trust Shares to be exchanged, and (5) the Fund into which the Trust Shares are to be exchanged. Written exchange requests must be endorsed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians (see "Redeeming By Mail").

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                          HOW TO REDEEM TRUST SHARES

  Shareholders may redeem all or any portion of the Trust Shares in their account on any Business Day at the appropriate net asset value per Trust Share next determined after a redemption request in proper form is received by the Transfer Agent. As described below, shareholders may redeem Trust Shares by telephone or in writing, and may receive redemption proceeds by wire.

  If an investor purchases Trust Shares by check and wishes to redeem those Trust Shares before the check has cleared, the Trust may delay payment of any redemption proceeds until the check clears. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  Telephone requests for redemption may be made by calling The Huntington Funds at 800-253-0412.

  Shareholders of the Fund who request a redemption before 10:30 a.m. (Eastern
Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 10:30 a.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day.

  Holders of Trust Shares automatically receive the Trust's telephone redemption service unless they have instructed their Bank to the contrary. Because telephone redemption requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission. Anyone making a telephone redemption request must furnish (1) the name and address of record of the registered owner(s), (2) the account number, (3) the amount to be withdrawn, and (4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareholder(s) and mailed to the last address of record. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Redemption requests may be made in writing Huntington, 41 South High Street (HC 1116), Columbus, Ohio 43287, Attention: Investor Services. Written redemption requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees, and guardians.

  Signatures on written redemption requests must be guaranteed by:

  --a trust company or commercial bank whose deposits are insured by the Bank
    Insurance Fund ("BIF"), which is administered by the FDIC;

  --a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  --any other "eligible guarantor institution," as defined in the Securities
    Exchange Act of 1934.

  The Fund does not accept signatures guaranteed by a notary public.

  The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

  Redemptions with a value of up to $100,000 will be wired at a shareholder's request, and a separate charge for this service may apply. Redemption proceeds may be wired to any bank account specified by the shareholder in writing. If a shareholder requests a wire transfer by telephone, redemption proceeds may be wired only to the bank previously designated by the shareholder in writing as described below. If a shareholder has authorized expedited wire redemption, Trust Shares will be redeemed at the appropriate net asset value per Trust Share next determined after receipt of the request, and the proceeds normally will be sent to the designated bank account the following Business Day. In other circumstances, redemption proceeds will normally be wired within seven days. The proceeds from the redemption of Shares purchased by check are not available, and the shares may not be exchanged, until the check has cleared. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with the shareholder's signature guaranteed) to Huntington National Bank, 41 South High Street (HC 1116), Columbus, Ohio 43287, Attention: Investor Services.

  If a shareholder owns fewer shares of the Fund than the minimum amount set by the Trustees due to shareholder redemptions (presently, shares with a value of $1,000 or less), the Trust may redeem those shares and forward the redemption proceeds to the shareholder. A shareholder will receive at least 30 days' written notice before the Trust redeems shares, and an additional purchase of shares of the appropriate Fund can be made to avoid redemption. This requirement does not apply because of changes to the Fund's net asset value.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Pursuant to a sub-investment advisory agreement with Huntington, Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202, serves as sub-adviser to the Fund.

  Subject to the supervision of the Trustees, Huntington and Countrywide provide a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund. The Trust pays Huntington management fees, computed daily and payable monthly, for the Fund based on average daily net assets at the annual rate of 0.50%. Huntington, in turn, pays Countrywide management fees, computed daily and payable monthly, for the Fund at the annual rate of 0.20%. Huntington may periodically waive all or a portion of its management fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. Similarly, Countrywide may periodically waive all or a portion of its management fee.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. With over $27 billion in assets as of September 30, 1998, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for over $26 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  Sub-Adviser's Background. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. Organized in 1974, Countrywide serves as the investment adviser to eighteen mutual fund portfolios of Countrywide Tax-Free Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

DISTRIBUTION OF TRUST SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of the Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

ADMINISTRATION OF THE FUND

  Huntington is the administrator of the Fund, providing certain administrative personnel and services necessary to operate the Fund. For these services, the Fund pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of its average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Fund. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Fund.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Fund's investments and other assets. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for the Fund. State Street Bank and Trust Company is the Fund's transfer agent and dividend disbursing agent.

INDEPENDENT AUDITORS

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Columbus,
Ohio.

                            DISTRIBUTIONS AND TAXES

THE FUND

  All of the net income of both classes of shares of the Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. The Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Fund. Shares of the Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although the Fund does not expect to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. The Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of the Fund at $1.00 per share.

DISTRIBUTION OPTIONS

  Shareholders of the Fund may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of the Fund. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain taxes is contained in the Combined Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Internal Revenue Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their own tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.

  The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Fund's distributions to qualify as "exempt-interest dividends," at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter. Qualification as "exempt-interest dividends" means that the Fund may pass on to shareholders the federal tax-exempt status of its investment income.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. For noncorporate shareholders, a preferred rate (generally 20%) applies to net gains on capital assets held for more than one year. Distributions of net capital gains will be treated in the hands of shareholders as long-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  The Fund's distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax advisor to determine what effect, if any, an investment in the Fund may have on the taxation of such benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  The redemption, sale or exchange of shares of the Fund for shares of another Huntington Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Fund will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Fund during the preceding year.

FLORIDA TAX MATTERS

  The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the funds will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on corporations. Consequently, distributions may be taxable to corporate shareholders (including limited liability company shareholders that are taxed as corporations for federal income tax purposes).

  The State of Florida currently imposes an "intangible tax" at the annual rate of two mills, or .20% on certain securities and other intangible personal property owned by Florida residents. Notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts, or by the U.S. government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) are exempt from this intangible tax. If on the last business day of any year, the fund consists solely of such exempt assets, then the fund's shares will be exempt from the Florida intangible tax payable in the following year.

  In order to take advantage of the exemption from the intangible tax in any year, a fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets on or before the last business day of the calendar year. Transactions costs involved in restructuring a fund in this fashion would likely reduce investment return and might exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

  The foregoing is a general and abbreviated summary of certain provisions of Florida law. You should consult your tax adviser to determine the precise application of Florida or other state law to your particular situation.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to The Huntington Funds on January 1, 1999. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Trust Shares and Investment Shares, in The Huntington Money Market Fund, The Huntington Ohio Municipal Money Market Fund, The Huntington Florida Tax-Free Money Fund, The Huntington U.S. Treasury Money Market Fund, The Huntington Growth Fund, The Huntington Income Equity Fund, The Huntington Mortgage Securities Fund, The Huntington Ohio Tax-Free Fund, The Huntington Michigan Tax-Free Fund, The Huntington Fixed Income Securities Fund, The Huntington Intermediate Government Income Fund and The Huntington Short/Intermediate Fixed Income Securities Fund. Investment Shares of The Huntington Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Trust Shares and Investment Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust

(or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time. Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Combined Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Combined Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Fund. The Fund may show its yield and effective yield for both classes of shares. The Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Fund's yield.

  The Fund's tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from the Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on the Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of the Fund's portfolio, and the operating expenses of the Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Investor Services.

                            OTHER CLASSES OF SHARES

  The Fund also offers another class of shares called Investment Shares. Investment Shares are sold primarily through the Huntington Investment Company or your Huntington Personal Banker pursuant to respective agreements between The Huntington Investment Company or Huntington and the Distributor. Investment Shares of the Fund are sold at net asset value. Purchases of Investment Shares are subject to a minimum initial investment of $1,000.

  Trust Shares and Investment Shares of the Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between the Fund's Trust Shares and Investment Shares may affect the performance of each class.

  Investors may obtain information about Investment Shares by contacting The Huntington Investment Company, Huntington Personal Bankers or the Investor Services at 800/253-0412.

                            [HUNTINGTON FUNDS LOGO]

                                   [LOGO]


                         THE HUNTINGTON NATIONAL BANK.

                     a subsidiary of Huntington Bancshares

            Incorporated, is the Investment Advisor, Administrator,

               Custodian, and Recordkeeper of Huntington Funds.

                       SEI INVESTMENTS DISTRIBUTION CO.

                 is the Distributor and is not affiliated with

                         The Huntington National Bank.

                            [HUNTINGTON FUNDS LOGO]

             Huntington Funds Shareholder Services: 1-800-253-0412

                 Huntington Investment Company: 1-800-322-4600

          -Not FDIC Insured    -No Bank Guarantee    -May Lose Value

                         INVESTMENT SHARES PROSPECTUS

                                APRIL 30, 1998

                        AS SUPPLEMENTED JANUARY 1, 1999



                           [PICTURES INSERTED HERE]



                            [HUNTINGTON FUNDS LOGO]

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully be made.

                                  PROSPECTUS
                                April 30, 1998
                        as Supplemented January 1, 1999

  The Huntington Funds, a Massachusetts business trust (the "Trust") formerly known as The Monitor Funds, consists of separate series (the "Funds") which have different investment objectives and policies. All of the Funds may offer two classes of shares: Investment Shares and Trust Shares. Investment Shares in each of the Funds may be purchased through The Huntington Investment Company or a Huntington Personal Banker pursuant to respective agreements between The Huntington Investment Company or The Huntington National Bank ("Huntington" or the "Adviser"), and SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor. The different Funds for which Investment Shares are available through this Prospectus include:
                     MONEY MARKET FUNDS--INVESTMENT SHARES
                       The Huntington Money Market Fund
                The Huntington Ohio Municipal Money Market Fund
                The Huntington U.S. Treasury Money Market Fund
                        EQUITY FUNDS--INVESTMENT SHARES
                          The Huntington Growth Fund
                       The Huntington Income Equity Fund
                        INCOME FUNDS--INVESTMENT SHARES
                    The Huntington Mortgage Securities Fund
                       The Huntington Ohio Tax-Free Fund
                     The Huntington Michigan Tax-Free Fund
                  The Huntington Fixed Income Securities Fund
              The Huntington Intermediate Government Income Fund
  This Prospectus relates only to Investment Shares of the Funds listed above. This Prospectus sets forth concisely what a shareholder should know before investing in Investment Shares of any of the Funds and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Investment Shares and Trust Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.The SEC maintains a Web site (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Funds. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION CALL THE HUNTINGTON FUNDS AT 800-253-0412.

                         THE HUNTINGTON NATIONAL BANK
                     Investment Adviser and Administrator
                       SEI INVESTMENTS DISTRIBUTION CO.
                                  Distributor
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO DO SO.
IN ADDITION, THE OHIO MUNICIPAL MONEY MARKET FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF OHIO OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF OHIO AND THEREFORE AN INVESTMENT IN THAT FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY....................................................................... 1
FEE TABLE AND EXAMPLE......................................................... 3
FINANCIAL HIGHLIGHTS.......................................................... 4
THE FUNDS' INVESTMENT  OBJECTIVES AND POLICIES................................12
MONEY MARKET FUNDS............................................................12
 Money Market Fund............................................................12
 Ohio Municipal Money Market Fund.............................................13
 U.S. Treasury Money Market Fund..............................................15
EQUITY FUNDS..................................................................15
 Growth Fund..................................................................15
 Income Equity Fund...........................................................16
INCOME FUNDS..................................................................16
 Mortgage Securities Fund.....................................................16
 Ohio Tax-Free Fund...........................................................18
 Michigan Tax-Free Fund.......................................................19
 Fixed Income Securities Fund.................................................20
 Intermediate Government Income Fund..........................................20
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES................21
 Ohio Tax-Exempt Securities...................................................21
 Michigan Tax-Exempt Securities...............................................22
 Credit Enhancement...........................................................23
 Non-Diversification..........................................................23
 Defensive Investment Strategies..............................................23
 Options and Futures Contracts................................................23
 Foreign Investments..........................................................25
 Repurchase Agreements........................................................25
 When-Issued and Delayed Delivery Transactions................................26
 Lending of Portfolio Securities..............................................26
 Mortgage-Related Securities..................................................27
 Mortgage Pass-Through Securities.............................................27
 Adjustable Rate Mortgage Securities..........................................27
 Collateralized Mortgage Obligations..........................................28
 Stripped Mortgage-Backed Securities..........................................29
 U.S. Government Securities...................................................30
INVESTMENT RESTRICTIONS.......................................................31
                                                                            PAGE

HOW THE FUNDS VALUE THEIR SHARES..............................................32
HOW TO BUY INVESTMENT SHARES..................................................32
 To Place an Order............................................................33
 Minimum Investment Required..................................................33
 Systematic Investment Program................................................33
 What Shares Cost.............................................................34
HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS.............................37
 By Telephone.................................................................37
 By Mail......................................................................38
HOW TO REDEEM INVESTMENT SHARES...............................................38
 Redeeming by Telephone.......................................................38
 Redeeming by Mail............................................................39
 Redeeming by Check...........................................................40
 Redeeming by Fax.............................................................40
SYSTEMATIC WITHDRAWAL PROGRAM.................................................40
ACCOUNTS WITH LOW BALANCES....................................................40
MANAGEMENT OF THE TRUST.......................................................41
 Distribution of Investment Shares............................................42
 Distribution Plan............................................................42
 Administration of the Funds..................................................43
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......44
 Independent Accountants......................................................44
DISTRIBUTIONS AND TAXES.......................................................44
 Money Market Funds...........................................................44
 Other Funds..................................................................44
 Distribution Options.........................................................44
 Federal Income Taxes.........................................................45
 Ohio Personal Income Taxes...................................................47
 Michigan Personal Income Taxes...............................................47
ORGANIZATION OF THE TRUST.....................................................48
 Voting Rights................................................................48
PERFORMANCE DATA AND COMPARISONS..............................................50
SHAREHOLDER INQUIRIES.........................................................50
OTHER CLASSES OF SHARES.......................................................51

                                    SUMMARY

  The Trust, a management investment company, was established as Massachusetts business trust under a Declaration of Trust dated February 10, 1987. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one Fund may be offered in separate classes. As of the date of this Prospectus, the Board of Trustees has established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/Intermediate Fixed Income Securities Fund. Investment Shares of the Short/Intermediate Fixed Income Securities Fund are not currently being offered to the public. All of the Funds of the Trust, with the exception of the Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund are diversified. This Prospectus relates solely to the Investment Shares of each Fund as set forth below.

  As of the date of this Prospectus, the Trust offers Investment Shares of the following ten Funds:

  MONEY MARKET FUNDS--INVESTMENT SHARES
    MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments;
    OHIO MUNICIPAL MONEY MARKET FUND--seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity by investing in Ohio tax-exempt securities;
    U.S. TREASURY MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit, and in repurchase agreements with respect to such obligations;

  EQUITY FUNDS--INVESTMENT SHARES
    GROWTH FUND--seeks to achieve long-term capital appreciation by investing primarily in equity securities;
    INCOME EQUITY FUND--seeks to achieve high current income and moderate appreciation of capital by investing in income-producing equity securities;

  INCOME FUNDS--INVESTMENT SHARES
    MORTGAGE SECURITIES FUND--seeks to achieve current income by investing in mortgage securities and in U.S. Government securities;
    OHIO TAX-FREE FUND--seeks to provide current income exempt from federal income taxes and Ohio personal income taxes by investing in Ohio tax-exempt securities;
    MICHIGAN TAX-FREE FUND--seeks to provide investors with current income exempt from both federal and Michigan personal income taxes by investing in Michigan tax-exempt securities;
    FIXED INCOME SECURITIES FUND--seeks to achieve high current income by investing in fixed income securities where the average maturity of the Fund will not exceed 10 years;
    INTERMEDIATE GOVERNMENT INCOME FUND--seeks to provide investors with a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities and collateralized mortgage obligations with dollar-weighted average maturities of not less than three nor more than ten years; and


  For information on how to purchase Investment Shares of any of the Funds, please refer to "How to Buy Investment Shares." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments in a Fund must be in amounts of at least $50. Investment Shares of each Fund are sold at net asset value plus a sales charge where applicable. Shares of each Fund are redeemed at net asset value. Information on redeeming shares may be found under "How to Redeem Investment Shares." The Funds are advised by Huntington.

  RISK FACTORS. Investors should be aware of the following general observations. There can be no assurance that a Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates ("interest rate risk"). Shareholders of the Ohio Municipal Money Market Fund may be subject to the federal alternative minimum tax on that part of the Funds' dividends derived from interest on certain municipal securities. One or more Funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges, investing in foreign securities, and purchasing securities on a when-issued or delayed delivery basis, including the use of "dollar rolls." These investments and investment techniques may increase the volatility of a Fund's net asset value. Their risks are described under "Additional Information on Portfolio Investments and Strategies." The Mortgage Securities Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. Both the Mortgage Securities Fund and the Intermediate Government Income Fund may purchase mortgage-related securities including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Past market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying assets and, as a result, the prices of such securities may be highly volatile.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, each of the Huntington Funds could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds.

                             FEE TABLE AND EXAMPLE
  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Investment Shares will bear, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

                                                                     FIXED
                               INCOME  MORTGAGE    OHIO   MICHIGAN   INCOME   INTERMEDIATE
                        GROWTH EQUITY SECURITIES TAX-FREE TAX-FREE SECURITIES  GOVERNMENT
                         FUND   FUND     FUND      FUND     FUND      FUND    INCOME FUND
                        ------ ------ ---------- -------- -------- ---------- ------------
Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)....... 4.00%  5.50%    2.00%     2.00%    2.00%     2.00%       2.00%

The Distributor may waive all or a portion of this sales load. See "What Shares Cost--Purchases at Net Asset Value."

ANNUAL INVESTMENT SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      TOTAL
                                                                    INVESTMENT
                                                                      SHARES
                                                                    OPERATING
                                                                   EXPENSES NET
                                    NET                           OF ANY WAIVERS
                                 MANAGEMENT  12B-1      OTHER           OR
                                  FEES (1)  FEES (2) EXPENSES (3) REIMBURSEMENTS
                                 ---------- -------- ------------ --------------
Money Market Fund (4)*.........    0.30%     0.10%      0.21%         0.61%
Ohio Municipal Money Market
 Fund (4)* ....................    0.25%     0.10%      0.24%         0.59%
U.S. Treasury Money Market Fund
 (4)*..........................    0.20%     0.10%      0.22%         0.52%
Growth Fund....................    0.60%     0.25%      0.20%         1.05%
Income Equity Fund.............    0.60%     0.25%      0.23%         1.08%
Mortgage Securities Fund (5)*..    0.30%     0.25%      0.36%         0.91%
Ohio Tax-Free Fund.............    0.50%     0.25%      0.26%         1.01%
Michigan Tax-Free Fund (5)*....    0.43%     0.25%      0.30%         0.98%
Fixed Income Securities Fund...    0.50%     0.25%      0.20%         0.95%
Intermediate Government Income
 Fund (5)*.....................    0.45%     0.25%      0.24%         0.94%

--------
(1)Fees paid by each Fund for investment advisory services. See "Management of the Trust."
(2)Fees paid by Investment Shares of each Fund for distribution services provided with respect to Investment Shares. Total payments of up to 0.25 of 1% for all Funds except the Mortgage Securities Fund, and up to 0.50 of 1% for the Mortgage Securities Fund, of the average daily net assets attributable to Investment Shares are permitted under the Distribution Plan. See "Management of the Trust--Distribution Plan."
(3)Includes administration fees. See "Management of the Trust--Administration of the Funds."
(4)The Total Investment Shares Operating Expenses for the Ohio Municipal Money Market Fund would be 0.79%, absent the voluntary waiver of management fees and 12b-1 fees. The Total Investment Shares Operating Expenses for the Money Market Fund would be 0.76%, absent the voluntary waiver of 12b-1 fees. The Total Investment Shares Operating Expenses for the U.S. Treasury Money Market Fund would be 0.67%, absent the voluntary waiver of 12b-1 fees. The maximum management fee for the Ohio Municipal Money Market Fund is 0.30%. The maximum 12b-1 fee for the Money Market Fund, the Ohio Municipal Money Market Fund and the U.S.Treasury Money Market Fund is 0.25%.
(5)The Total Investment Shares Operating Expenses for the Mortgage Securities Fund would be 1.36% absent the voluntary waiver of management fees and 12b-1 fees. The maximum management fee for the Mortgage Securities Fund is 0.50%. The maximum 12b-1 fee for the Mortgage Securities Fund is 0.50%. The Total Investment Shares Operating Expenses for the Michigan Tax-Free Fund would be 1.05%, absent the expected voluntary waiver of management fees. The Total Investment Shares Operating Expenses for the Intermediate Government Income Fund would be 0.99%, absent the expected voluntary waiver of management fees. The maximum management fee for the Michigan Tax-Free Fund and the Intermediate Government Income Fund is 0.50%. Expenses for the Michigan Tax-Free Fund and the Intermediate Government Income Fund are based on estimates for the current fiscal year.
*The adviser, administrator and/or distributor can terminate these voluntary waivers at any time at their sole discretion.

EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period, and (3) payment of maximum sales load:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund...............................  $ 6     $20    $ 34     $ 76
Ohio Municipal Money Market Fund................  $ 6     $19    $ 33     $ 74
U.S. Treasury Money Market Fund.................  $ 5     $17    $ 29     $ 65
Growth Fund.....................................  $50     $72    $ 96     $163
Income Equity Fund..............................  $65     $87    $111     $179
Mortgage Securities Fund........................  $29     $48    $ 69     $131
Ohio Tax-Free Fund..............................  $30     $52    $ 75     $141
Michigan Tax-Free Fund..........................  $30     $51    $ 73     $138
Fixed Income Securities Fund....................  $30     $50    $ 72     $134
Intermediate Government Income Fund.............  $30     $49    $ 71     $133

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Investment Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
  Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements. The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto included in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997 is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF    TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN+ EXPENSES
---------------------------------------------------------------------------------
INVESTMENT SHARES
MONEY MARKET
1991*           $1.00     $0.04         $(0.04)        $1.00    3.56%    0.60%(a)
1992             1.00      0.03          (0.03)         1.00    3.34%    0.60%
1993             1.00      0.03          (0.03)         1.00    2.63%    0.61%
1994             1.00      0.04          (0.04)         1.00    3.76%    0.61%
1995             1.00      0.05          (0.05)         1.00    5.48%    0.63%
1996             1.00      0.05          (0.05)         1.00    4.90%    0.63%
1997             1.00      0.05          (0.05)         1.00    5.07%    0.61%
OHIO MUNICIPAL MONEY MARKET
1991*           $1.00      0.03          (0.03)        $1.00    2.51%    0.67%(a)
1992             1.00      0.03          (0.03)         1.00    2.51%    0.59%
1993             1.00      0.02          (0.02)         1.00    1.98%    0.55%
1994             1.00      0.02          (0.02)         1.00    2.31%    0.55%
1995             1.00      0.03          (0.03)         1.00    3.47%    0.52%
1996             1.00      0.03          (0.03)         1.00    3.04%    0.52%
1997             1.00      0.03          (0.03)         1.00    3.17%    0.55%
U.S. TREASURY MONEY MARKET
1993**          $1.00      0.01          (0.01)        $1.00    0.54%    0.50%(a)
1994             1.00      0.04          (0.04)         1.00    3.68%    0.52%
1995             1.00      0.05          (0.05)         1.00    5.43%    0.53%
1996             1.00      0.05          (0.05)         1.00    4.87%    0.52%
1997             1.00      0.05          (0.05)         1.00    4.95%    0.52%
---------------------------------------------------------------------------------

* Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
** Reflects operations for the period from October 19, 1993 (date of initial public investment) to December 31, 1993.
+ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   NET                                                                              NET ASSETS,
INVESTMENT                    EXPENSE WAIVER/                                      END OF PERIOD
  INCOME                      REIMBURSEMENT(B)                                     (000 OMITTED)
----------------------------------------------------------------------------------
5.08%(a)                              --                                              $17,936
3.26%                                 --                                               19,962
2.60%                               0.02%                                              21,583
3.85%                               0.02%                                              41,629
5.30%                               0.03%                                              91,288
4.80%                                 --                                               97,557
4.96%                               0.15%                                             140,385
3.69%(a)                            0.02%(a)                                             $425
2.35%                               0.14%                                               2,452
1.88%                               0.20%                                              20,312
2.30%                               0.19%                                              37,134
3.42%                               0.20%                                              55,469
3.00%                               0.12%                                              74,102
3.13%                               0.22%                                              82,897
2.65%(a)                            0.16%(a)                                             $948
3.66%                               0.17%                                              20,390
5.28%                               0.18%                                              38,973
4.77%                               0.15%                                              47,884
4.85%                               0.15%                                              57,758

--------------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements. The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto contained in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997, is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET     REALIZED GAIN ON    OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT       INVESTMENT     INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
GROWTH
1991*          $22.79     $0.33        $ 2.07       $ 2.40        $(0.33)          $(0.06)        $(0.02)
1992            24.78      0.49          1.36         1.85         (0.48)           (0.39)            --
1993            25.76      0.40          0.43         0.83         (0.41)           (0.02)            --
1994            26.16      0.33          0.22         0.55         (0.33)           (0.07)            --
1995            26.31      0.35          7.61         7.96         (0.35)           (3.11)            --
1996            30.81      0.31          4.73         5.04         (0.33)           (1.56)            --
1997            33.96      0.19         11.63        11.82         (0.20)           (2.12)            --
INCOME EQUITY
1997**         $31.20     $0.65        $ 5.72       $ 6.37        $(0.63)          $(0.65)        $   --
------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
** Reflects operations for the period from May 1, 1997 (date of initial public investment) to December 31, 1997.
+ Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Average commission rate paid per share for securities purchases and sales during the period. Presentation of the rate is only required beginning in 1996.
(d) Not annualized.

               NET ASSET                                                     NET ASSETS,
                VALUE,                             NET                         END OF    PORTFOLIO  AVERAGE
    TOTAL       END OF    TOTAL                 INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER  COMMISSION
DISTRIBUTIONS   PERIOD   RETURN++    EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE     RATE(C)
-------------------------------------------------------------------------------------------------------------
   $(0.41)      $24.78     9.20%       1.24%(a)    1.88%(a)       0.02%(a)     $1,078        13%        n/a
    (0.87)       25.76     7.57%       1.16%       2.03%          0.01%         3,637        36%        n/a
    (0.43)       26.16     3.25%       1.10%       1.54%          0.04%         3,961        29%        n/a
    (0.40)       26.31     2.08%       1.13%       1.27%          0.04%         3,212        42%        n/a
    (3.46)       30.81    30.40%       1.11%       1.08%          0.05%         3,777        37%        n/a
    (1.89)       33.96    16.43%       1.08%       0.93%            --          4,285        21%     $0.045
    (2.31)       43.46    35.04%       1.05%       0.48%            --          5,485        12%     $0.061
   $(1.28)      $36.29    16.09%(d)    1.08%(a)    2.76%(a)         --         $  279        24%     $0.060
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements. The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto contained in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997, is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
INVESTMENT SHARES
OHIO TAX-FREE
1991*          $20.56     $0.67        $ 0.51       $ 1.18        $(0.69)            --             --
1992            21.05      0.93          0.26         1.19         (0.93)            --             --
1993            21.31      0.90          0.73         1.63         (0.90)            --             --
1994            22.04      0.94         (1.56)       (0.62)        (0.92)            --             --
1995            20.50      0.96          1.27         2.23         (0.96)            --             --
1996            21.77      0.96         (0.29)        0.67         (0.96)            --             --
1997            21.48      0.98          0.25         1.23         (0.97)          (0.01)           --
FIXED INCOME SECURITIES
1991*          $20.17      0.91          1.47         2.38         (0.87)          $(0.10)          --
1992            21.58      1.33         (0.04)        1.29         (1.37)           (0.12)        $(0.06)
1993            21.32      1.19          0.92         2.11         (1.33)           (0.06)          --
1994            22.04      1.23         (2.29)       (1.06)        (1.28)            --             --
1995            19.70      1.29          2.09         3.38         (1.30)            --             --
1996            21.78      1.29         (0.83)        0.46         (1.29)            --             --
1997            20.95      1.25          0.47         1.72         (1.26)            --             --
MORTGAGE SECURITIES
1992**(c)      $10.00      0.62          0.28         0.90         (0.60)           (0.03)          --
1993(c)         10.27      1.47         (0.27)        1.20         (1.43)           (0.10)          --
1994(c)          9.94      0.87         (3.19)       (2.32)        (0.91)            --            (0.01)
1995(c)          6.70      0.55          1.46         2.01         (0.55)            --            (0.04)
1996(c)          8.12      0.53         (0.04)        0.49         (0.53)            --             --
1997(c)          8.08      0.50          0.17         0.67         (0.49)            --             --
------------------------------------------------------------------------------------------------------------

* Reflects operations for the period from May 1, 1991 (date of initial public investment) to December 31, 1991.
** Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
 + Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

                                                                            NET ASSETS,
               NET ASSET                          NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------------------------------------------------------------------------------------------
    (0.69)       $21.05     5.78%    1.18%(a)     4.74%(a)        --          $  486       13%
    (0.93)        21.31     5.76%    1.16%        4.36%           --           1,339        3%
    (0.90)        22.04     7.78%    1.07%        4.13%         0.04%          2,838        2%
    (0.92)        20.50    (2.83%)   1.02%        4.43%         0.04%          2,307       12%
    (0.96)        21.77    11.10%    1.03%        4.49%         0.08%          2,163       13%
    (0.96)        21.48     3.20%    1.01%        3.24%           --           1,900        6%
    (0.98)        21.73     5.88%    0.97%        4.47%           --           1,468       14%
    (0.97)       $21.58    12.12%    1.19%(a)     6.68%(a)        --          $  135       21%
    (1.55)        21.32     6.25%    1.08%        6.16%           --             845       15%
    (1.39)        22.04    10.07%    0.99%        5.61%         0.04%          2,563        7%
    (1.28)        19.70    (4.88%)   1.00%        6.01%         0.04%          1,958       23%
    (1.30)        21.78    17.63%    1.02%        6.17%         0.05%          2,176       20%
    (1.29)        20.95     2.32%    0.99%        6.12%           --           1,851       16%
    (1.26)        21.41     8.54%    0.95%        6.01%           --           1,615      116%
    (0.63)       $10.27     8.97%    0.83%(a)    10.35%(a)      0.44%(a)      $4,742       50%
    (1.53)         9.94    11.94%    1.03%       13.95%         0.29%          8,533      154%
    (0.92)         6.70   (24.72%)   1.13%       10.91%         0.37%          4,259       91%
    (0.59)         8.12    31.13%    0.76%        7.40%         0.73%          2,008      194%
    (0.53)         8.08     6.25%    0.92%        6.57%         0.53%          1,666       90%
    (0.49)         8.26     8.54%    0.91%        6.16%         0.45%          1,082       63%
-------------------------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information has been derived from the financial statements for the Consumer Class of shares of the FMB Michigan Tax-Free Bond Fund and the FMB Intermediate Government Income Fund (the "FMB Funds"), the predecessor funds to the Michigan Tax-Free Fund and the Intermediate Government income Fund, respectively. Prior to the reorganization of the FMB Funds with and into their corresponding Huntington Funds on April 6, 1998, neither of these Huntington Funds had commenced operations. The following financial highlights for each of the five years in the period ended November 30, 1997 were included in the financial statements audited by Price Waterhouse LLP, the independent accountants of the FMB Funds. This information should be read in connection with the financial statements and the notes thereto included in the 1997 Annual Report to Shareholders of the FMB Funds. Price Waterhouse LLP's report on the financial statements and financial highlights for the FMB Funds is incorporated by reference into the Combined Statement of Additional Information.

                                                                                   DISTRIBUTIONS TO
                                                                  DISTRIBUTIONS TO SHAREHOLDERS
                   NET ASSET            NET REALIZED              SHAREHOLDERS     FROM NET
                   VALUE     NET        AND UNREALIZED TOTAL FROM FROM NET         REALIZED GAIN
 YEAR ENDED        BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT INVESTMENT       ON INVESTMENT
 NOVEMBER 30,      OF PERIOD INCOME     INVESTMENTS    OPERATIONS INCOME           TRANSACTIONS
---------------------------------------------------------------------------------------------------
 INVESTMENT SHARES
 MICHIGAN TAX-FREE
 1992*              $10.00     $0.46        $0.24        $0.70         $(0.46)            --
 1993                10.24      0.49         0.37         0.86          (0.49)            --
 1994                10.61      0.47        (0.63)       (0.16)         (0.47)          (0.01)
 1995                 9.97      0.49         0.82         1.31          (0.49)            --
 1996                10.79      0.48          --          0.48          (0.48)            --
 1997                10.79      0.47         0.10         0.57          (0.47)            --

 INTERMEDIATE GOVERNMENT INCOME

 1992*              $10.00     $0.58        $0.10        $0.68         $(0.58)            --
 1993                10.10      0.59         0.36         0.95          (0.59)            --
 1994                10.46      0.57        (0.80)       (0.23)         (0.57)            --
 1995                 9.66      0.61         0.58         1.19          (0.61)            --
 1996                10.24      0.57        (0.10)        0.47          (0.58)            --
 1997                10.13      0.57         0.02         0.59          (0.56)            --
---------------------------------------------------------------------------------------------------

--------
* Reflects operations for the period from December 2, 1991 (date of initial public investment) to November 30, 1992.
+ Based on net asset value, wich does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Computed on annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

                                                                           NET ASSETS,
               NET ASSET                         NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL              INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN+  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
------------------------------------------------------------------------------------------------
   $(0.46)       $10.24    7.17%    0.46%(a)     4.50%(a)      2.26%         $ 4,572      30%
    (0.49)        10.61    8.53%    0.35%        4.59%         1.03%          14,771      13%
    (0.48)         9.97   (1.49%)   0.51%        4.50%         0.68%          12,249      22%
    (0.49)        10.79   13.21%    0.70%        4.62%         0.48%          12,619      35%
    (0.48)        10.79    4.61%    0.84%        4.55%         0.56%           9,050      16%
    (0.47)        10.89    5.47%    0.48%        4.41%         0.37%           9,426       7%
   $(0.58)       $10.10    6.95%    0.61%(a)     5.67%(a)      0.47%         $ 5,440      29%
    (0.59)        10.46    9.60%    0.50%        5.66%         0.28%          10,872      17%
    (0.57)         9.68   (2.23%)   0.83%        6.45%         0.02%           9,718      20%
    (0.61)        10.24   12.64%    0.78%        6.09%           --            7,610      27%
    (0.58)        10.13    4.80%    0.95%        5.73%         0.19%           5,230      16%
    (0.56)        10.16    5.99%    1.04%        5.66%         0.10%           3,518      28%
------------------------------------------------------------------------------------------------

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of the various Funds are described below. There can, of course, be no guarantee that a Fund will achieve its investment objective.

  Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees"). Except with respect to borrowing money or downgrades of securities in the Money Market Funds, any percentage limitation on a Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington managing the Funds' investments, see the Appendix to the Statement of Additional Information.

                              MONEY MARKET FUNDS

  Each of the Money Market Funds described below is designed for investors seeking current income with stability of principal. The Money Market Funds intend to limit their investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled, "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Money Market Funds which in some instances restrict a Money Market Fund's investment policies. These risk limiting conditions include the following:
 . The Money Market Funds must limit their investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (An explanation of some of the terms defined by Rule 2a-7 is contained in the Statement of Additional Information).
 . Each Money Market Fund (except the Ohio Municipal Money Market Fund) must limit investments in "Second Tier Securities" to 5% of total assets and the greater of 1% of total assets or $1 million in the securities of a single Second Tier issuer.
 . The Money Market Funds may invest without limit in "First Tier Securities" subject to 5% of total assets issuer diversification limitation where applicable. In addition, the portfolio investments of each Money Market Fund must be deemed to have a maturity of 397 days or less from the time of purchase by it, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of each Money Market Fund's portfolio must not exceed 90 days. Of course, a Money Market Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

MONEY MARKET FUND

  The objective of the Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments. The Money Market Fund's portfolio investments may include:
  (a) obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

  (b) commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees;
  (c) negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);
  (d) corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees; and
  (e)  repurchase agreements and master demand notes.

  RESTRICTED AND ILLIQUID SECURITIES. The Money Market Fund intends to invest in restricted securities. Restricted securities are any securities in which the Money Market Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Money Market Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

  The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Huntington, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.

OHIO MUNICIPAL MONEY MARKET FUND

  The objective of the Ohio Municipal Money Market Fund is to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity. As a fundamental policy, the Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Ohio Municipal Money Market Fund invests primarily in Ohio tax-exempt securities which, under normal market conditions, will comprise at least 65% of its assets. Ohio tax-exempt securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies, or financing authorities of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income taxes imposed by the State of Ohio. Examples of tax-exempt securities include, but are not limited to:
  . tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;
  . bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;
  . municipal commercial paper and other short-term notes;
  . variable rate demand notes;
  . municipal bonds (including bonds having serial maturities and pre-
    refunded bonds); and
  . participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Ohio Municipal Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Ohio Municipal Money Market Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Ohio Municipal Money Market Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Ohio Municipal Money Market Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Ohio Municipal Money Market Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Ohio Municipal Money Market Fund may be credit enhanced by a guarantee, including a letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Ohio Municipal Money Market Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Ohio Municipal Money Market Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. The Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income taxes and at least 65% of its assets are invested in securities the income from which is exempt from Ohio personal income taxes. However, from time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Ohio Municipal Money Market Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

  Although the Ohio Municipal Money Market Fund is permitted to make taxable, temporary investments that may have Ohio state tax implications, there is no current intention of generating income subject to federal regular or Ohio personal income taxes.

U.S. TREASURY MONEY MARKET FUND

  The objective of the U.S. Treasury Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. At least 65% of the U.S. Treasury Money Market Fund's total assets will be invested in Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury, and repurchase agreements with respect to such obligations.

                                 EQUITY FUNDS

GROWTH FUND

  The objective of the Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. Equity securities in which the Growth Fund may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants. The Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Growth Fund's common stock selection emphasizes those companies which Huntington believes have characteristics such as above average earnings and dividend growth, superior balance sheets, and potential for capital gains, but its investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Growth Fund will invest in large and medium-sized capitalization growth companies which provide these financial and growth characteristics. As a matter of fundamental policy, under normal market conditions, the Growth Fund will invest at least 65% of its total assets in equity securities. The Growth Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INCOME EQUITY FUND

  The objective of the Income Equity Fund is to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities. Consistent with this objective, the Income Equity Fund may invest in preferred stocks, in securities convertible into or exchangeable for common stocks and securities which Huntington believes have common stock characteristics, such as rights and warrants. The Income Equity Fund may invest in foreign securities and, subject to its investment restrictions, in securities restricted as to resale under federal securities laws. As a matter of fundamental policy, under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Income Equity Fund may invest up to 35% of its assets in debt securities rated investment grade or better. The Income Equity Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

                                 INCOME FUNDS

  The investment objectives and policies of the Income Funds are described below. Each of the Income Funds invests primarily in debt securities. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Thus, a decrease in interest rates will generally result in an increase in the values of debt securities held by an Income Fund. Conversely, during periods of rising interest rates, the values of an Income Fund's assets will generally decline. The values of such securities are also affected by changes in the financial condition of their issuers. Changes in the values of an Income Fund's securities will not generally affect the income derived from such securities but will affect an Income Fund's net asset value.

MORTGAGE SECURITIES FUND

  The investment objective of the Mortgage Securities Fund is current income. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in mortgage-related securities issued by the U.S. Government, government-related entities, and private entities. These mortgage-related securities include derivative mortgage securities. For a further description of these securities and other investment activities, see "Additional Information on Portfolio Investments and Strategies" below.

  The Mortgage Securities Fund may invest up to 35% of the value of its total assets in:
    (i) non-mortgage related securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

    (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC"); and
    (iii) commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

  The Mortgage Securities Fund will attempt to maintain a dollar-weighted average portfolio life of more than three years but no more than ten years. In order to maintain this dollar-weighted average portfolio life, Huntington will monitor the prepayment experience of the underlying mortgage pools of the mortgage-related securities and will purchase and sell securities in the portfolio to shorten or lengthen the average life of the portfolio, as appropriate.

  It is important to understand that, while a valuable measure, average life is based on certain assumptions and has several limitations. It is most useful as a measure of the repayment of principal when interest rate changes are small. In addition, average life is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the average life of such securities. For these reasons, average lives of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

  The portfolio turnover rate of the Mortgage Securities Fund may exceed 100%, which is higher than the portfolio turnover rate of most mutual funds. However, the Adviser does not expect the portfolio turnover rate of the Mortgage Securities Fund to exceed 200%. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Mortgage Securities Fund's ability to sell securities in some circumstances when the security has been held for less than three (3) months. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

  Short-Term Trading. The Mortgage Securities Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Mortgage Securities Fund engages in short-term trading, such activities will cause it to pay greater mark-up charges. The Mortgage Securities Fund's portfolio turnover rate is set forth in "Financial Highlights."

  Investment Risks. The Mortgage Securities Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

  The Mortgage Securities Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is prepaid earlier than expected. The Mortgage Securities Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:
  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, Mortgage Securities Fund's income will be reduced; and
  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Mortgage Securities Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Mortgage Securities Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed below, may involve risks in addition to those found in other mortgage-related securities. Past market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

OHIO TAX-FREE FUND

  The objective of the Ohio Tax-Free Fund is to provide current income exempt from federal income tax and Ohio personal income taxes. The Ohio Tax-Free Fund will attempt to achieve its objective by investing in Ohio tax-exempt securities. "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. As a matter of fundamental policy, under normal market conditions at least 80% of the Ohio Tax-Free Fund's net assets will be invested in Ohio tax-exempt securities. In addition, the Ohio Tax-Free Fund will not, as a matter of fundamental policy, invest in securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Ohio Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  The Ohio Tax-Free Fund will only invest in Ohio tax-exempt securities that are rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, are determined by Huntington to be of comparable quality under guidelines established by the Trustees. Based on current market conditions, it is anticipated that the dollar-weighted average portfolio maturity will be between four and ten years. Under normal market conditions, the Ohio Tax-Free Fund will not invest in obligations with a remaining maturity of more than 15 years at the time of purchase.

  The Ohio Tax-Free Fund may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of the collections, revenue receipts or bond sales to finance various public purposes.

  From time to time, the Ohio Tax-Free Fund may invest in obligations the interest on which is subject to federal income tax or Ohio personal income taxes pending investment in Ohio tax-exempt securities or for liquidity purposes. The Ohio Tax-Free Fund may also hold a portion of its assets in cash or money market instruments, the interest on which may not be exempt from federal or Ohio personal income taxes.

MICHIGAN TAX-FREE FUND

  The investment objective of the Michigan Tax-Free Fund is to provide investors with current income exempt from both federal and Michigan personal income taxes. The Michigan Tax-Free Fund will attempt to achieve this objective by investing primarily in debt obligations with short-to-intermediate remaining maturities (less than 15 years) issued by or on behalf of the State of Michigan and its political subdivisions, agencies, and instrumentalities or by other issuers outside the State of Michigan if such obligations pay interest that, in the opinion of counsel to the issuer, is exempt from both federal and Michigan personal income tax ("Michigan tax-exempt securities"). The Michigan Tax-Free Fund may also invest in numerous types of short-term Michigan tax-exempt securities that may be used to fund short-term cash requirements such as interim financing in anticipation of the collections, revenue receipts or bond sales to finance various public purposes. As a matter of fundamental policy, under normal market conditions at least 65% of the Michigan Tax-Free Fund's net assets will be invested in Michigan tax-exempt securities. In addition, the Michigan Tax-Free Fund will not, as a matter of fundamental policy invest more than 20% of its net assets in Michigan tax-exempt securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Michigan Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Michigan Tax-Free Fund limits its bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC.

  Commercial Paper. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

  Variable and Floating Rate Demand and Master Demand Notes. The Michigan Tax-Free Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities typically will have a nominal maturity of over one year but will give the holder the right to "put" the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

  The Michigan Tax-Free Fund also may buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Michigan Tax-Free Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Michigan Tax-Free Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Michigan Tax-Free Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, Huntington will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including situations in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by NRSROs, if not so rated, the Michigan Tax-Free Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

FIXED INCOME SECURITIES FUND

  The objective of the Fixed Income Securities Fund is to achieve high current income through investment in fixed income securities where the average maturity of the Fixed Income Securities Fund will not exceed 10 years. The Fixed Income Securities Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, nonconvertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Fixed Income Securities Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. As a matter of fundamental policy, under normal market conditions, the Fixed Income Securities Fund will invest at least 65% of its assets in fixed income securities. The Fixed Income Securities Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INTERMEDIATE GOVERNMENT INCOME FUND

  The investment objective of the Intermediate Government Income Fund is to provide investors with high level of current income. The Intermediate Government Income Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities in the form of U.S. Treasury bills, notes and bonds, mortgage-backed securities and collateralized mortgage obligations having a dollar-weighted average maturity of not less than three or more than ten years. The mortgage-related securities in which the Intermediate Government Income Fund invests include derivative mortgage securities. For a further description of these securities and other investment activities, see "Additional Information on Portfolio Investments and Strategies" below. As a fundamental policy, under normal market conditions, the Intermediate Government Income Fund invests at least 65% of its assets in such securities. Certain of these securities may be subject to repurchase agreements and the Intermediate Government Income Fund also may engage in transactions in interest rate futures contracts and options thereon.

  Investment Risks. The Intermediate Government Income Fund invests a portion of its assets in mortgage-related securities, and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is prepaid earlier than expected. The Intermediate Government Income Fund must then reinvest the unanticipated principal payments just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:
  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the Intermediate Government Income Fund's income will be reduced; and
  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Intermediate Government Income Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Intermediate Government Income Fund's investments in mortgage-related securities may include derivative mortgage securities such as CMOs and stripped mortgage-backed securities, as discussed below, which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

OHIO TAX-EXEMPT SECURITIES

  The two principal classifications of Ohio tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  The economy of Ohio, while diversifying more into the service area, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. Ohio's economy, including particularly an unemployment rate usually somewhat higher than the national average, has had varying effects on the different geographic areas of the State and the political subdivisions located in such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio tax-exempt securities in an Ohio Fund, as defined below, or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See "Investment Objectives and Policies of the Trust--Ohio Tax-Exempt Securities" in the Statement of Additional Information.

MICHIGAN TAX-EXEMPT SECURITIES

  The tax-exempt securities which the Michigan Tax-Free Fund may purchase include fixed and floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. The Michigan Tax-Free Fund's concentration in investments in Michigan tax-exempt securities will subject the Fund to greater risk with respect to its portfolio securities than an investment company that is permitted to invest in a broader range of investments, because changes in the financial condition or market assessment of issuers of Michigan tax-exempt securities generally may cause substantial fluctuations in the Michigan Tax-Free Fund's yield and price of Fund shares. Also, political or economic developments that affect one such security might affect the other securities.

  The performance of the Michigan Tax-Free Fund is closely tied to conditions within the State of Michigan. The economy of Michigan is principally dependent on three sectors--manufacturing (particularly durable goods automotive products and office equipment), tourism and agriculture. Michigan encountered financial difficulties during the late 1980s, largely as a result of poor conditions in the automotive industry, but recovered from the prolonged downturn in production levels in this sector in the early 1990s. Structural changes in the automotive industry have given the Michigan economy greater financial stability. The State's finances continue to be in excellent condition, and a Budget Stabilization Fund that exceeds $1 billion should help the state weather any potential economic recessions. At the end of 1997, after several years of rapid growth, the Michigan economy was evidencing continued growth and unemployment levels which were lower than they had been for the past several years. The market value and the marketability of bonds issued by local units of government in the state may be affected adversely by the same factors that affect Michigan's economy generally. The ability of the State and its local units of government to pay the principal of and interest on their bonds may also be affected by such factors and by certain constitutional, statutory and charter limitations. See "Investment Objectives and Policies of the Trust--Michigan Tax-Exempt Securities" in the Statement of Additional Information.

CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Ohio Tax-Free Fund and the Michigan Tax-Free Fund may have been credit enhanced by a guarantee, letter of credit or insurance. These Funds typically evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund (the "Single State Funds") are non-diversified Funds under the 1940 Act, which means that they may invest their assets in the obligations of fewer issuers than would be the case if they were "diversified". The Single State Funds' ability to invest a relatively high percentage of their assets in the securities of a limited number of issuers involves an increased risk of loss to a Single State Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the Investment Company Act, the Single State Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of each Single State Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Single State Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

OPTIONS AND FUTURES CONTRACTS (ALL FUNDS OTHER THAN THE MONEY MARKET FUNDS)

  A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases a Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on its securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of the security above the exercise price of the option. When it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A Fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A Fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities which a Fund owns or expects to purchase. A Fund may also purchase and sell put and call options on index futures or directly on the underlying indices for hedging purposes. In addition, a Fund may purchase and sell futures contracts and related options on individual debt securities which a Fund owns or expects to purchase, if and when such futures contracts and options become available.

  In connection with its futures transactions, a Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. A Fund will not generally purchase or sell futures contracts or purchase or sell options on futures contracts if as a result the sum of initial margin deposits on a Fund's existing futures contracts and options written by a Fund plus premiums paid for outstanding options on futures contracts purchased by a Fund, would exceed 5% of a Fund's net assets.

  Options and futures transactions involve various risks, including the risk that a Fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that Huntington or its Subadviser may not forecast market movements correctly. Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies by a Fund is dependent upon, among other things, a Fund's ability to terminate options and futures positions at times when Huntington or its Subadviser deems it desirable to do so. Although a Fund will enter into an options or futures contract position only if Huntington or its Subadviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a Fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Funds generally expect that their options and futures transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Huntington to forecast market movements correctly.

  For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

FOREIGN INVESTMENTS

  Except as otherwise limited in this Prospectus, a Fund may invest some or all of its assets in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

  In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

  A Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with its foreign investments.

  A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Certain securities in which a Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

  A Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

  In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Mortgage Securities Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Mortgage Securities Fund gives up the right to receive principal and interest paid on the securities sold. However, the Mortgage Securities Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Mortgage Securities Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Mortgage Securities Fund will hold and maintain in a segregated account until the settlement date, cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Piper's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Mortgage Securities Fund while remaining substantially fully invested increases the amount of its assets that are subject to market risk to an amount that is greater than its net asset value, which could result in increased volatility of the price of its shares. The Mortgage Securities Fund may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, a Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. A Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities in which the Mortgage Securities Fund and the Intermediate Government Income Fund invest are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in
(b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

MORTGAGE PASS-THROUGH SECURITIES

  The mortgage pass-through securities in which the Mortgage Securities Fund and the Intermediate Government Income Fund invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Mortgage Securities Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

  The Mortgage Securities Fund and the Intermediate Government Income Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Mortgage Securities Fund and the Intermediate Government Income Fund may invest in CMOs (collateralized mortgage obligations and multi-class pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Intermediate Government Income Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. government. The Mortgage Securities Fund may also invest in CMOs issued by private organizations which are rated AAA by an NRSRO.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.

As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs, POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  The Mortgage Securities Fund and the Intermediate Government Income Fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

STRIPPED MORTGAGE-BACKED SECURITIES

  Some of the mortgage-related securities purchased by the Mortgage Securities Fund or the Intermediate Government Income Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Mortgage Securities Fund or the Intermediate Government Income Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, Huntington intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

U.S. GOVERNMENT SECURITIES

  U.S. government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. Investments in U.S. Government securities are limited to:
  (a)direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and
  (b)notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:
  (a)the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
  (b)the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or
  (c)the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed with respect to any Fund only by a vote of a majority of the outstanding shares of that Fund.

  No Fund will:
  (1) Except for the Single State Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations);
  (2) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Single State Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;
  (3) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% (15% in the case of the Intermediate Government Income Fund) of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and OTC options; and
  (4) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that each of the Michigan Tax-Free Fund and the Intermediate Government Income Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

  In addition, neither the Michigan Tax-Free Fund nor the Intermediate Government Income Fund will make loans, except loans of portfolio securities and except that each Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus. To increase current income, the Michigan Tax-Free Fund may lend portfolio securities comprising up to 5% of total assets and the Intermediate Government Income may lend portfolio securities comprising up to 20% of total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned.

                       HOW THE FUNDS VALUE THEIR SHARES

  Each Money Market Fund attempts to stabilize the net asset value of its Investment Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Investment Share is determined by adding the interest of the Investment Shares in the value of all securities and other assets of a Money Market Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. A Money Market Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The net asset value for Investment Shares of each of the other Funds is determined by adding the interest of the Investment Shares in the market value of all securities and other assets of a Fund, subtracting the interest of the Investment Shares in the liabilities of a Fund and those attributable to Investment Shares, and dividing the remainder by the total number of Investment Shares outstanding. The net asset value of a Fund's Investment Shares will differ from that of Trust Shares due to the expense of the Rule 12b-1 fee applicable to a Fund's Investment Shares.

  Securities for which market quotations are readily available are stated at market value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates market value. Debt securities for which market quotations are not readily available will be valued on the basis of valuations provided by pricing services approved by the Trustees. Pricing services often use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. All other Fund assets are valued at their fair value following procedures approved by the Trustees.

  The Money Market Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. The other Funds calculate net asset value per Investment Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veterans' Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                         HOW TO BUY INVESTMENT SHARES

  Investment Shares of the Funds may be purchased through The Huntington Investment Company or your Huntington Personal Banker (collectively, the "Huntington Group") pursuant to respective agreements between The Huntington Investment Company or Huntington and the Distributor. Investors may purchase Investment Shares of the Funds on all Business Days. Investment Shares in each Money Market Fund other than the Ohio Municipal Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day; Investment Shares in the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Investment Shares purchased after such time begin earning dividends on the following day. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

  From time to time, the Trust may temporarily suspend the offering of shares of one or more of the Funds or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of any such Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements. The Funds will issue certificates representing Investment Shares upon request.

TO PLACE AN ORDER

  To purchase Investment Shares of the Funds, an investor may call The Huntington Investment Company at 800-322-4600, or the investor's Personal Banker directly. All other investors should call The Huntington Funds at 800-253-0412.

  Payment may be made either by check or wire transfer of federal funds. To purchase by check, the check must be included with the order and made payable to the name of the applicable Fund, designating Investment Shares. If a shareholder pays for Investment Shares by check and the check does not clear, the purchase will be cancelled, and the shareholder may be charged a fee and will be liable for any losses incurred. Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Investment Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. Orders are considered received after payment by check is converted into federal funds by the Funds' transfer agent, State Street Bank and Trust Company (the "Transfer Agent").

  When payment is made through wire transfer of federal funds, the order is considered received immediately upon receipt by the Transfer Agent. With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, payment by wire must be received by the applicable member of the Huntington Group before 10:30 a.m. (Eastern Time) in order to earn dividends for that day. Payment by wire must be received by the applicable member of the Huntington Group before 4:00 p.m. (Eastern Time) in order for Investment Shares of a Fund to be purchased at that day's price. Prior to purchasing by wire, investors should call the applicable member of the Huntington Group. It is the responsibility of the applicable member of the Huntington Group to transmit orders promptly to the Transfer Agent. Federal funds should be wired as follows: Huntington National Bank, ABA 044000024, Trust Department, Account Number 01891160404, Huntington Retail, Attention:
Shareholder Services.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Investment Shares of a Fund is $1,000. Subsequent investments must be in amounts of at least $50.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Investment Shares of a Fund may add to their investment on a regular basis in minimum amounts of at least $50. The Funds will waive the initial $1,000 investment minimum for investors who sign up for the Systematic Investment Program. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Investment Shares of a Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by completing the appropriate section of the account application.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

WHAT SHARES COST

  Money Market Funds. With respect to the Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund, Investment Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by these Funds.

  Growth Fund. With respect to the Growth Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $100,000                         4.00%                4.17%
      $100,000 but less than $250,000            3.50%                3.63%
      $250,000 but less than $500,000            2.50%                2.56%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.25%                0.25%

  Income Equity Fund. With respect to the Income Equity Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $50,000                          5.50%                5.82%
      $50,000 but less than $100,000             4.50%                4.71%
      $100,000 but less than $250,000            3.50%                3.63%
      $250,000 but less than $500,000            2.75%                2.83%
      $500,000 but less than $1 million          2.00%                2.04%
      $1 million or more                         none                 none

  Income Funds. With respect to the Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund and Intermediate Government Income Fund, Investment Shares are sold at their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                            SALES CHARGE AS      SALES CHARGE AS
                                            A PERCENTAGE OF      A PERCENTAGE OF
      AMOUNT OF TRANSACTION              PUBLIC OFFERING PRICE NET AMOUNT INVESTED
      ---------------------              --------------------- -------------------
      Less than $500,000                         2.00%                2.04%
      $500,000 but less than $750,000            1.50%                1.52%
      $750,000 but less than $1 million          0.75%                0.76%
      $1 million or more                         0.00%                0.00%

  Purchases at Net Asset Value. Investment Shares issued through reinvestment of dividends and capital gains distributions are not subject to a sales charge. In addition, the Distributor has agreed to waive all sales loads imposed on purchases of Investment Shares of any of the Funds and any other classes of Investment Shares hereafter offered by any other Series of The Huntington Funds by the following persons: (a) current officers, directors, employees (and their spouses or immediate family members) and retired officers and employees (including their spouses) of Huntington Bancshares Incorporated or any of its subsidiaries; (b) persons who participate in certain financial services programs offered by the banking subsidiaries of Huntington Bancshares Incorporated; and (c) persons who are current members of certain affinity groups (such as trade associations or membership associations) that have entered into written agreements with the Trust's Investment Advisor and the Distributor providing for such a sales load waiver. Potential investors who believe that they are eligible for this sales load waiver may contact Investor Services (1-800-253-0412) for further information.

  Dealer Concession. For sales of Investment Shares of the Funds, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor will, periodically, uniformly offer to pay cash, or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items, to all dealers selling Investment Shares of the Funds, from that portion of the sales load which the Distributor retains or any other source available to it. Such payments will be predicated upon the amount of Investment Shares of the Funds that are sold by the dealer.

  The sales charge for Investment Shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the banks' customers in connection with the initiation of customer accounts and purchases of Investment Shares of the Funds.

  Reducing the Sales Charge. The sales charge can be reduced through:
  . quantity discounts and accumulated purchases;
  . signing a 13-month letter of intent;
  . using the reinstatement privilege; or
  . concurrent purchases.

  Quantity Discounts and Accumulated Purchases. As shown in the table above, larger purchases reduce the sales charge paid. The Distributor will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

  If an additional purchase of Investment Shares in a Fund which impose a sales charge is made, the Distributor will aggregate such additional purchases with previous purchases of Investment Shares of Funds imposing a sales charge provided the prior purchase is still invested in the Funds. For example, if a shareholder already owns Investment Shares having a current value at the public offering price of $700,000 and he purchases $50,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 0.75%, not 1.5%.

  To receive the sales charge reduction, an investor should complete the appropriate section of the account application at the time the purchase is made indicating that Investment Shares of Funds which impose a sales charge have been purchased and are still invested or that such purchases are being combined. The Distributor will reduce the sales charge after it confirms the purchase.

  Letter of Intent. If an investor intends to purchase at least $100,000 of Investment Shares in a Fund that imposes a 4% sales charge or at least $500,000 in one or more Funds that imposes a 2% sales charge, over the next 13 months, the sales charge may be reduced by completing the Letter of Intent section of the account application. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment, which is based on the amount covered by the Letter of Intent.

  For example, assume an investor signs a Letter of Intent to purchase at least $250,000 in Investment Shares of a Fund that imposes a 4% sales charge and, at the time of signing the Letter of Intent, purchases $100,000 of Investment Shares of one of these Funds. The investor would pay an initial sales charge of 2.50% (the sales charge applicable to purchases of $250,000), and 1.00% of the investment (representing the difference between the 3.50% sales charge applicable to purchases of $100,000 and the 2.50% in sales charges already paid) would be held in escrow until the investor has purchased the remaining $150,000 or more of Investment Shares under his Letter of Intent.

  The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum initial investment of at least $25,000.

  A Letter of Intent will not obligate the investor to purchase Investment Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

  Reinstatement Privilege. If Investment Shares in a Fund have been redeemed, the shareholder has a one-time right, within 30 days of redemption, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The applicable member of the Huntington Group must be notified in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems his Investment Shares in a Fund and utilizes the reinstatement privilege, there may be tax consequences.

  Concurrent Purchases. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Investment Shares in two or more Funds in the Trust, the public offering price of which includes a sales charge. For example, if a shareholder of the Growth Fund concurrently invests $30,000 in one Fund with a sales charge, and $70,000 in another Fund with a sales charge, the sales charge will be reduced. In addition, if a shareholder of the Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund or Intermediate Government Income Fund concurrently invests $50,000 in one Fund with a sales charge, and $450,000 in another Fund with a sales charge, the sales charge will be reduced.

  To receive this sales charge reduction, the applicable Huntington Group member must be notified in writing by the shareholder (at the address provided below under "How to Exchange Investment Shares Among the Funds--By Mail") at the time the concurrent purchases are made. The Distributor will reduce the sales charge after it confirms the purchases.

               HOW TO EXCHANGE INVESTMENT SHARES AMONG THE FUNDS

  Shareholders may exchange Investment Shares in any Fund for Investment Shares in any other Fund offering Investment Shares at the respective net asset values per Investment Share next determined after receipt of the request in good order, plus the applicable sales charge (if any) as described below. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold.

  No sales charge applies when Investment Shares are exchanged from a Fund that imposes such a charge to a Fund with no sales charge. If, however, a shareholder seeks to exchange shares of a Fund that does not have a sales charge for shares of a Fund that imposes such a charge, the shareholder will be required to pay the applicable sales charge of the Fund into which the shares are exchanged. In all cases, shareholders will be required to pay a sales charge only once. Thus, for example, no sales charge applies when shares are exchanged among Funds that impose a sales charge. Similarly, no sales charge applies where a shareholder exchanges shares of a Fund with a sales charge for shares of a Fund that does not impose such a charge and subsequently exchanges those shares back into a Fund with a sales charge.

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  If the exchanging shareholder does not have an account in the Fund whose Investment Shares are being acquired, a new account will be established with the same registration and reinvestment options for dividends and capital gains distributions as the account of the Fund from which the Investment Shares are exchanged, unless otherwise specified in writing by the shareholder. In the event the new account registration is not identical to that of the existing account, a signature guarantee will be required. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. In addition, if a shareholder exchanges shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. Shareholders may obtain further information on the exchange privilege by calling the applicable member of the Huntington Group.

BY TELEPHONE

  Shareholders may provide instructions for exchanges between Funds by calling: The Huntington Investment Company at 800-322-4600; their Personal Banker directly; or The Huntington Funds at 800-253-0412. Investors may request the Trust's telephone exchange privilege on their account application. Information on this service can be obtained through the applicable member of the Huntington Group.

  Investment Shares may be exchanged by telephone only between Fund accounts having identical shareholder registrations. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below under "By Mail"), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  Telephone exchange instructions must be received by the applicable member of the Huntington Group before 3:00 p.m. (Eastern Time) for Investment Shares to be exchanged the same day. The telephone exchange privilege may be modified or terminated at any time and shareholders will be notified of any such modification or termination. Shareholders of a Fund may have difficulty in making exchanges by telephone during times of extreme economic or market conditions. If a shareholder cannot make contact by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to the appropriate member of the Huntington Group. Written instructions may require a signature guarantee. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

BY MAIL

  Shareholders may provide instructions for exchanges between the Funds by making a written request to the appropriate member of the Huntington Group at Huntington Center, 41 South High Street, Columbus, Ohio 43287.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Investment Shares are involved), (2) the name(s) and address on the shareholder account, (3) the account number, (4) the dollar amount or number of Investment Shares to be exchanged, and (5) the Fund into which the Investment Shares are to be exchanged. Written exchange requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians.

                        HOW TO REDEEM INVESTMENT SHARES

  Shareholders may redeem all or any portion of the Investment Shares in their account on any Business Day at the appropriate net asset value per share next determined after a redemption request in proper form is received by the Transfer Agent. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  A shareholder may redeem Investment Shares of a Fund by calling The Huntington Investment Company at 800-322-4600, their Personal Banker directly or The Huntington Funds at 800-253-0412.

  Shareholders of the Money Market Fund and U.S. Treasury Money Market Fund who request a redemption before 1:00 p.m. (Eastern Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 1:00 p.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day.

The applicable cut-off time for the Ohio Municipal Money Market Fund is 10:30 a.m. (Eastern Time). Requests for redemptions in the Income and Equity Funds must be received by the appropriate member of the Huntington Group before 3:00 p.m. (Eastern Time) in order for Investment Shares to be redeemed at that day's net asset value.

  Members of the Huntington Group are responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

  Investors may request the Trust's telephone redemption privilege on their account application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through the members of the Huntington Group. Proceeds for redemptions will normally be wired to the shareholder's account with proper authorization (at a domestic commercial bank that is a member of the Federal Reserve System designated by the shareholder in writing) or a check will be sent to the address of record. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Shareholders may redeem Investment Shares of a Fund by sending a written request to the appropriate member of the Huntington Group. The written request should include the shareholder's name, Fund name (designating Investment Shares), the account number, and the Investment Share or dollar amount requested.

  Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Transfer Agent, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:
  --a trust company or commercial bank whose deposits are insured by the Bank
      Insurance Fund ("BIF"), which is administered by the FDIC;
  --a member of the New York, American, Midwest, or Pacific Stock Exchanges; --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
  -- any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

  The Funds do not accept signatures guaranteed by a notary public.

  The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided that Huntington has received payment for Investment Shares from the shareholder. Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

REDEEMING BY CHECK (MONEY MARKET FUNDS ONLY)

  At the shareholder's request, the appropriate member of the Huntington Group will establish a checking account for redeeming Investment Shares of the Money Market Funds. Shareholders may be charged a fee for this service.

  With a Fund checking account, Investment Shares may be redeemed simply by writing a check for $250 or more. The redemption will be made at the applicable net asset value per share on the date that the check is presented to the Fund. A check may not be written to close an account. In addition, if a shareholder wishes to redeem Investment Shares and have the proceeds available, a check may be written and negotiated through the shareholder's local bank. Checks should never be sent to the issuing bank to redeem Investment Shares. Cancelled checks are sent to the shareholder each month.

REDEEMING BY FAX

  Shareholders wishing to expedite the redemption process may Fax a copy of their written request to the appropriate member of the Huntington Group at Fax No. 614-480-4682 (The Huntington Investment Company) or 614-480-5516 (Investor Services). Shareholders redeeming by Fax must call the appropriate member of the Huntington Group to confirm receipt of the written request. See "Redeeming By Telephone" in this Prospectus for a discussion of when shareholders will receive redemption proceeds when redeeming by Fax.

                         SYSTEMATIC WITHDRAWAL PROGRAM

  Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Investment Shares of a particular Fund are redeemed at the applicable net asset value per Investment Share at the time of the withdrawal to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Investment Shares, and the fluctuation of the net asset value of Investment Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Investment Shares of a particular Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Investment Shares of a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through the appropriate member of the Huntington Group. The Trust requires two to three days to process a systematic withdrawal and uses automated clearing house funds, which are transferred electronically and thus have the potential to be uninvested for up to 48 hours.

                          ACCOUNTS WITH LOW BALANCES

  Due to the high cost of maintaining accounts with low balances, a Fund may redeem Investment Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in a Fund's net asset value. Before Investment Shares are redeemed to close an account, the shareholder will be notified in writing and allowed 30 days to purchase additional Investment Shares to meet the minimum requirement.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

  Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. The Trust pays Huntington management fees, computed daily and payable monthly, for each of the Funds at the following annual rates: Money Market Fund and Ohio Municipal Money Market Fund: 0.30% of the first $500 million of average daily net assets of the Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market Fund: 0.20% of the Fund's average daily net assets; Growth Fund and Income Equity Fund: 0.60% of the Fund's average daily net assets; and Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund, and Intermediate Government Income Fund 0.50% of the Fund's average daily net assets. Huntington may periodically waive all or a portion of its management fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends. Formerly, Huntington had entered into a sub-advisory contract with Piper Capital Management Incorporated, a wholly-owned subsidiary of Piper Jaffray Companies Inc. ("Piper"), to assist in the management of the Mortgage Securities Fund. That contract was automatically terminated upon the acquisition of Piper by U.S. Bancorp.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. With $26 billion in assets as of December 31, 1997, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for $12.0 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since January of 1991. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment management activities. He brings more than 15 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

  Duane J. Carpenter, an Assistant Vice President of Huntington, has been a portfolio manager of the Intermediate Government Income Fund, previously FMB Intermediate Government Income Fund, since December, 1991; and the Michigan Tax-Free Fund, previously FMB Michigan Tax-Free Bond Fund, since July, 1997. Mr. Carpenter began co-managing the Mortgage Securities Fund in April 1998. Mr. Carpenter has more than 14 years of investment management experience, and has been employed by Huntington or First Michigan Bank since 1984. Mr. Carpenter is a graduate of Hope College, Holland, Michigan.

  William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

  Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

  Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Fixed Income Securities Fund since October 1989. Mr. Geis began co-managing the Mortgage Securities Fund in April 1998. Mr. Geis, a Chartered Financial Analyst, serves as Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctorate from Capital University.

  James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 12 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

DISTRIBUTION OF INVESTMENT SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of each Fund. It is a Delaware corporation, and is the principal distributor for a number of investment companies.

DISTRIBUTION PLAN

  Each Fund offering Investment Shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides for payments to be made to the Distributor in connection with the provision of certain services (described below) with respect to the Funds' Investment Shares.

  In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Funds. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchase Investment Shares of the Funds.

  In connection with the provision of the distribution and administrative services described above, the Distributor will pay brokers, dealers and administrators (including The Huntington Investment Company) a fee based on the amount of Investment Shares owned by their customers. For all of the Funds except the Mortgage Securities Fund amounts paid by the Distributor for services rendered with respect to a Fund's Investment Shares will be reimbursed by the Fund in an amount which may not exceed an annual rate of
0.25 of 1% of the average daily net assets attributable to the Fund's Investment Shares held in customer accounts for which brokers, dealers, and administrators provide such services. For the Mortgage Securities Fund, the amounts that may be reimbursed by the Fund may not exceed an annual rate of
0.50 of 1% of the Fund's average daily net assets. Fees under the Distribution Plan with respect to each Fund's Investment Shares are accrued daily, payable quarterly, and calculated on an annual basis.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services performed in connection with the Distribution Plan.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as brokers or dealers pursuant to state law.

  Shareholder Servicing Arrangements. In addition to the fees paid by the Distributor to financial institutions under the Distribution Plan as described above, the Distributor may also pay financial institutions a fee based upon the average net asset value of Investment Shares held by their customers for providing administrative services. This fee, if paid, will be reimbursed by the Huntington and not the Funds.

ADMINISTRATION OF THE FUNDS

  Effective January 12, 1998, Huntington became the administrator of the Funds, providing certain administrative personnel and services necessary to operate the Funds. For these services, each of the

Funds pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of their average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Funds. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Funds.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Trust's investments and other assets, except for the Mortgage Securities Fund, where Huntington acts only as custodian. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for each Fund except the Mortgage Securities Fund, for which Huntington receives 2.6 basis points (0.026%) for custody services only. American Data Services, Inc., acts as recordkeeper for the Mortgage Securities Fund, for which it receives an annual fee of $35,000. Effective January 1, 1998, State Street Bank and Trust Company began serving as the Trust's transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

  The independent accountants for the Trust are KPMG Peat Marwick, LLP, Columbus, Ohio.

                            DISTRIBUTIONS AND TAXES

MONEY MARKET FUNDS

  All of the net income of both classes of shares of each Money Market Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. A Money Market Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Money Market Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Money Market Fund. Shares of the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) and shares of the Money Market Fund and U.S Treasury Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although none of the Money Market Funds expects to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. Each Money Market Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of each Money Market Fund at $1.00 per share.

OTHER FUNDS

  Dividends, if any, from the investment income of each Fund other than the Money Market Funds are declared and paid monthly to both classes of shares. Distributions resulting from any net realized capital gains of any Fund will be paid at least annually.

DISTRIBUTION OPTIONS

  Shareholders of the Money Market Funds may choose to receive all distributions in cash or to reinvest all distributions in additional Investment Shares of a Fund. Shareholders of other Funds may choose to receive all distributions in cash, to reinvest all distributions in additional Investment Shares, or to reinvest all capital gains distributions in additional Investment Shares and to receive all other distributions in cash. Shareholders may choose a distribution option by selecting the appropriate option on the Account Registration Form or by notifying the appropriate member of the Huntington Group of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Investment Shares of the Fund making the distribution.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain state taxes is contained in the Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. A Fund's distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser to determine the precise effect of an investment in a Fund on their particular tax situation.

  Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Single State Fund's distributions to qualify as "exempt interest dividends", at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter.

  Shareholders should note that in certain cases (i) the Single State Funds will be required to withhold 31% of dividends or sale proceeds otherwise due to a shareholder and (ii) in addition to federal taxes, state and local taxes may apply to transactions in shares. The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, shareholders are afforded tax-exempt treatment at the state and local levels for distributions derived from interest on municipal securities of the shareholder's state of residency.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to distributions of net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable as such, regardless of how long shares have been held. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  Single State Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax adviser to determine what effect, if any, an investment in any of the Single State Funds may have on the taxation of such benefits. In addition, an investment in any of the Single State Funds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  If a shareholder receives an exempt-interest dividend with respect to a share and holds the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the amount of such exempt-interest dividend. The Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus.

  In addition, any loss (not already disallowed as provided in the preceding paragraph) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  For all Funds other than the Single State Funds, all dividends and capital gains dividends are taxable whether they are reinvested in a Fund or received in cash, unless a shareholder is exempt from taxation or entitled to tax deferral. Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Distributions of net capital gains designated by a Fund as a capital gain dividend will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares, and regardless of whether the distributions are reinvested in additional shares or received in cash. Dividends paid from a Fund's net investment income which includes the Fund's net realized short-term capital gains, are taxable to shareholders as ordinary income.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  The redemption, sale or exchange of shares of a Fund for shares of another Huntington Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  If a shareholder has not furnished a certified correct TIN (generally the shareholder's social security number) or has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Funds that the TIN listed on the shareholder's account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of federal income taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-

U.S. partnership, non-U.S. trust, non-U.S. estate and non-U.S. corporation shareholder accounts. Certain non-resident aliens will be subject to non-resident alien tax withholding. The amount withheld is dependent on the country of citizenship.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Funds will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Funds during the preceding year.

OHIO PERSONAL INCOME TAXES

  Dividends received from the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") that are derived from interest on Ohio tax-exempt securities are exempt from the Ohio personal income tax. Specific state statutes authorizing the issuance of certain Ohio tax-exempt securities provide that the interest on and gain from the sale or other disposition of such obligations are exempt from all taxation in the State. Dividends on shares of an Ohio Fund which are attributable to interest on or gain from the sale of obligations issued pursuant to such statutes should be exempt from the Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends or any intangible property, including shares of the Ohio Funds, except that municipalities that taxed the types of intangible income which were not exempt from municipal income taxation on or before April 1, 1986, may tax such intangible income if such a tax was approved by the electors of the municipality in an election held on November 8, 1988. Ohio residents should consult their own tax adviser regarding potential municipal income tax liability in connection with their investment in an Ohio Fund. The description in this paragraph, which is only a summary of the Ohio tax treatment of dividends paid by the Ohio Funds, is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

MICHIGAN PERSONAL INCOME TAXES

  Individual shareholders of the Michigan Tax-Free Fund residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Tax-Free Fund complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

  Other distributions from the Michigan Tax-Free Fund, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

  Income from the Michigan Tax-Free Fund, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

  The Michigan Department of Treasury has issued rulings which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to the Huntington Funds on January 1, 1999. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Investment Shares and Trust Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/ Intermediate Fixed Income Securities Fund. Investment Shares of the Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and, if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As of April 17, 1998, National Financial Services Corp., New York, NY, was the owner of record of approximately 82,210,532 shares (33.9%) and Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 98,757,116 shares (40.7%) of the Investment Shares of the Money Market Fund; Telamon, Indianapolis, IN was the owner of 7,353,945 shares (6.1%) and Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 106,302,205 shares (88.1%) of the Investment Shares of the Ohio Municipal Money Market Fund; John B. and Donaldeen A. Payne, Columbus, OH, were the owners of 2,055 shares (17.5%), Joseph E. Segna, Columbus, OH, was the owner of 1,374 shares (11.7%), John M. (a Trustee of the Trust) and Claire Shary, Columbus, OH, were the owners of 1,364 shares (11.6%), Deborah M. and Adam B. Maximoff, Indianapolis, IN, were the owners of 874 shares (7.4%), Lucille R. Weiss, Wooster, OH, was the owner of 754 shares (6.4%), William R. and Nancy R. Wise, Westerville, OH, were the owners of 648 shares (5.5%), and Gretchen Sheridan and Robert G. White,

Carmel, IN. were the owners of 614 shares (5.2%) of the Investment Shares of the Income Equity Fund; William J. Umberg, Cincinnati, OH, was the owner of 5,660 shares (7.7%) and Cincinnati Institute of Fine Arts, Cincinnati, OH, was the owner of 4,615 shares (6.3%) of the Investment Shares of the Fixed Income Securities Fund; James E. Dill, Lockbourne, OH, was the owner of 7,357 shares (5.6%) of the Investment Shares of the Mortgage Securities Fund; Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 33,818,787 shares (56.2%) and Allied Fidelity Insurance Co., Indianapolis, IN was the owner of record of approximately 3,973,828 shares (6.6%) of the Investment Shares of the U.S. Treasury Money Market Fund; Ursula
E. M. and William J. Umberg, Cincinnati, OH, were the owners of 8,814 shares (12.6%), John W. and Arlene J. Warbritton, Westerville, OH, were the owners of 6,332 shares (9.1%), Michael M. and Mary Ann Machowsky, Jr., Rossford, OH, were the owners of 4,612 shares (6.6%) and Evelyn V. Culbertson, Columbus, OH, was the owner of 4,523 shares (6.5%) of the Investment Shares of the Ohio Tax-Free Fund; Advanced Clearing, Omaha, NE, was the owner of record of approximately 28,209 shares (8.7%) of Investment Shares of the Intermediate Government Income Fund. Such persons or entities may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As of April 17, 1998, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 491,801,453 shares (99.3%) of the Trust Shares of the Money Market Fund; 90,438,076 shares (100%) of the Trust Shares of the Ohio Municipal Money Market Fund; 473,180,392 shares (99.6%) of the Trust Shares of the U.S. Treasury Money Market Fund; 6,549,389 shares (99.2%) of the Trust Shares of the Growth Fund; 5,876,675 shares (98.4%) of the Trust Shares of the Income Equity Fund; 4,506,045 shares (98.2%) of the Trust Shares of the Mortgage Securities Fund; 2,847,068 shares (94.5%) of the Trust Shares of the Ohio Tax-Free Fund; 2,370,918 shares (95.1%) of the Trust Shares of the Michigan Tax-Free Fund; 7,263,858 shares (99.3%) of the Trust Shares of the Fixed Income Securities Fund; 11,349,354 shares (99.3%) of the Trust Shares of the Intermediate Government Income Fund; and 6,373,256 shares (99.1%) of the Trust Shares of the Short/Intermediate Fixed Income Securities Fund, and therefore, may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Funds.

  Each of the Money Market Funds may show its yield and effective yield for both classes of shares. A Money Market Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield.

  Yield for both classes of shares of each of the other Funds is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. With respect to the Single State Funds, the tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from Single State Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to Single State Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. In addition, the sales load applicable to Investment Shares of the Growth Fund, Income Equity Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund and Intermediate Government Income Fund, also contributes to a lower total return for such Funds' Investment Shares. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on a Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of a Fund's portfolio, and the operating expenses of a Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington Investment Company, Huntington Center, 41 South High Street, Columbus, Ohio 43287.

                            OTHER CLASSES OF SHARES

  Each of the Funds also offers another class of shares called Trust Shares. Trust Shares are sold through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks. Trust Shares are sold at net asset value and are subject to a minimum initial investment of $1,000.

  Investment Shares and Trust Shares of any Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between a Fund's Investment Shares and Trust Shares may affect the performance of each class.

  Investors may obtain information about Trust Shares by contacting Investor Services at: (in Ohio) 614-480-5580 or (outside the 614 Area Code) 800-253-0412.

                            [HUNTINGTON FUNDS LOGO]

                                   [LOGO]


                         THE HUNTINGTON NATIONAL BANK.

                     a subsidiary of Huntington Bancshares

            Incorporated, is the Investment Advisor, Administrator,

               Custodian, and Recordkeeper of Huntington Funds.

                       SEI INVESTMENTS DISTRIBUTION CO.

                 is the Distributor and is not affiliated with

                         The Huntington National Bank.

                            [HUNTINGTON FUNDS LOGO]

             Huntington Funds Shareholder Services: 1-800-253-0412

                 Huntington Investment Company: 1-800-322-4600

          -Not FDIC Insured    -No Bank Guarantee    -May Lose Value

                            TRUST SHARES PROSPECTUS

                                APRIL 30, 1998

                        AS SUPPLEMENTED JANUARY 1, 1999


                           [PICTURES INSERTED HERE]



                            [HUNTINGTON FUNDS LOGO]

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and if given or made, such information or representations may not be relied upon as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully be made.

                                  PROSPECTUS
                April 30, 1998 as Supplemented January 1, 1999
  The Huntington Funds, a Massachusetts business trust (the "Trust"), consists of separate series (the "Funds") which have different investment objectives and policies. All of the Funds may offer two classes of shares: Trust Shares and Investment Shares. Investors may purchase Trust Shares in each of the Funds through procedures established by SEI Investments Distribution Co. ("SEI" or the "Distributor"), the Trust's distributor, in connection with the requirements of fiduciary, advisory, agency, and other similar accounts maintained by or on behalf of customers of The Huntington National Bank ("Huntington" or the "Adviser"), or its affiliates or correspondent banks. The different Funds for which Trust Shares are available through this Prospectus include:
                       MONEY MARKET FUNDS--TRUST SHARES
  The Huntington Money Market Fund The Huntington Ohio Municipal Money Market
              Fund The Huntington U.S. Treasury Money Market Fund
                          EQUITY FUNDS--TRUST SHARES
         The Huntington Growth Fund The Huntington Income Equity Fund
                          INCOME FUNDS--TRUST SHARES
 The Huntington Mortgage Securities Fund The Huntington Ohio Tax-Free Fund The Huntington Michigan Tax-Free Fund The Huntington Fixed Income Securities Fund
       The Huntington Intermediate Government Income Fund The Huntington
                Short/Intermediate Fixed Income Securities Fund
  This Prospectus relates only to Trust Shares of the Funds. This Prospectus sets forth concisely what a shareholder should know before investing in Trust Shares of any of the Funds and should be read carefully and retained for future reference. The Combined Statement of Additional Information for Trust Shares and Investment Shares has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the Combined Statement of Additional Information, material incorporated by reference and other information relating to the Funds. FOR A FREE COPY OF THE COMBINED STATEMENT OF ADDITIONAL INFORMATION CALL THE HUNTINGTON FUNDS AT 800-253-0412.

                         THE HUNTINGTON NATIONAL BANK
                     Investment Adviser and Administrator
                       SEI INVESTMENTS DISTRIBUTION CO.
                                  Distributor
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY HUNTINGTON, NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE FEDERAL GOVERNMENT OR ANY STATE. INVESTMENT IN THESE SHARES INVOLVES IN-VESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO DO SO.
IN ADDITION, THE OHIO MUNICIPAL MONEY MARKET FUND IS CONCENTRATED IN SECURI-TIES ISSUED BY THE STATE OF OHIO OR OTHER GOVERNMENTAL ENTITIES WITHIN THE STATE OF OHIO AND THEREFORE AN INVESTMENT IN THAT FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY........................................................................1
FEE TABLE AND EXAMPLE..........................................................3
FINANCIAL HIGHLIGHTS...........................................................4
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.................................12
MONEY MARKET FUNDS............................................................12
 Money Market Fund............................................................12
 Ohio Municipal Money Market Fund.............................................13
 U.S. Treasury Money Market Fund..............................................15
EQUITY FUNDS..................................................................16
 Growth Fund..................................................................16
 Income Equity Fund...........................................................16
INCOME FUNDS..................................................................16
 Mortgage Securities Fund.....................................................17
 Ohio Tax-Free Fund...........................................................19
 Michigan Tax-Free Fund.......................................................19
 Fixed Income Securities Fund.................................................21
 Intermediate Government Income Fund..........................................21
 Short/Intermediate Fixed Income Securities Fund..............................22
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES................22
 Ohio Tax-Exempt Securities...................................................22
 Michigan Tax-Exempt Securities...............................................23
 Credit Enhancement...........................................................23
 Non-Diversification..........................................................24
 Defensive Investment Strategies..............................................24
 Options and Futures Contracts................................................24
 Foreign Investments..........................................................26
 Repurchase Agreements........................................................26
 When-Issued and Delayed Delivery Transactions................................27
 Lending of Portfolio Securities..............................................27
 Mortgage-Related Securities..................................................28
 Mortgage Pass-Through Securities.............................................28
 Adjustable Rate Mortgage Securities..........................................28
                                                                            PAGE

 Collateralized Mortgage Obligations..........................................29
 Stripped Mortgage-Backed Securities..........................................30
 U.S. Government Securities...................................................31
INVESTMENT RESTRICTIONS.......................................................31
HOW THE FUNDS VALUE THEIR SHARES..............................................32
HOW TO BUY TRUST SHARES.......................................................33
 Minimum Investment Required..................................................34
 Systematic Investment Program................................................34
HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS..................................34
HOW TO REDEEM TRUST SHARES....................................................35
 Redeeming By Telephone.......................................................35
 Redeeming By Mail............................................................36
MANAGEMENT OF THE TRUST.......................................................37
 Distribution of Trust Shares.................................................39
 Administration of the Funds..................................................39
 Custodian, Recordkeeper, Transfer Agent, and Dividend Disbursing Agent.......39
 Independent Accountants......................................................39
DISTRIBUTIONS AND TAXES.......................................................39
 Money Market Funds...........................................................39
 Other Funds..................................................................40
 Distribution Options.........................................................40
 Federal Income Taxes.........................................................40
 Ohio Personal Income Taxes...................................................42
 Michigan Personal Income Taxes...............................................43
ORGANIZATION OF THE TRUST.....................................................43
 Voting Rights................................................................44
PERFORMANCE DATA AND COMPARISONS..............................................45
SHAREHOLDER INQUIRIES.........................................................46
OTHER CLASSES OF SHARES.......................................................46

                                    SUMMARY

  The Trust, a management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated February 10, 1987. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this Prospectus, the Board of Trustees has established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/Intermediate Fixed Income Securities Fund. Investment Shares of the Short/Intermediate Fixed Income Securities Fund are not currently being offered to the public. All of the Funds of the Trust, with the exception of the Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund are diversified. This Prospectus relates solely to the Trust Shares of each Fund as set forth below.

  As of the date of this Prospectus, the Trust is offers Trust Shares of the following eleven Funds:

  MONEY MARKET FUNDS--TRUST SHARES

    MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments;

    OHIO MUNICIPAL MONEY MARKET FUND--seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity by investing in Ohio tax-exempt securities;

    U.S. TREASURY MONEY MARKET FUND--seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations;

  EQUITY FUNDS--TRUST SHARES

    GROWTH FUND--seeks to achieve long-term capital appreciation by investing primarily in equity securities;

    INCOME EQUITY FUND--seeks to achieve high current income and moderate appreciation of capital by investing in income-producing equity securities;

  INCOME FUNDS--TRUST SHARES

    MORTGAGE SECURITIES FUND--seeks to achieve current income by investing in mortgage securities and in U.S. Government securities;

    OHIO TAX-FREE FUND--seeks to provide current income exempt from federal income tax and Ohio personal income taxes by investing in Ohio tax-exempt securities;

    MICHIGAN TAX-FREE FUND--seeks to provide investors with current income exempt from both federal and Michigan personal income taxes by investing in Michigan tax-exempt securities.

    FIXED INCOME SECURITIES FUND--seeks to achieve high current income by investing in fixed income securities where the average maturity of the Fund will not exceed 10 years; and

    INTERMEDIATE GOVERNMENT INCOME FUND--seeks to provide investors with a high level of current income by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities and collateralized mortgage obligations with dollar-weighted average maturities of not less than three nor more than ten years.

    SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND--seeks to achieve current income by investing in fixed income securities with a maximum maturity for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years.

  For information on how to purchase Trust Shares of any of the Funds, please refer to "How to Buy Trust Shares." A minimum initial investment of $1,000 is required for each Fund. Subsequent investments in a Fund must be in amounts of at least $500. Trust Shares of each Fund are sold and redeemed at net asset value. Information on redeeming shares may be found under "How to Redeem Trust Shares." The Funds are advised by Huntington.

  RISK FACTORS. Investors should be aware of the following general observations. There can be no assurance that a Fund will achieve its investment objective. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates ("interest rate risk"). Shareholders of the Ohio Municipal Money Market Fund may be subject to the federal alternative minimum tax on that part of the Funds' dividends derived from interest on certain municipal securities. One or more Funds may make certain investments and employ certain investment techniques that involve special risks, including the use of repurchase agreements, lending portfolio securities, entering into futures contracts and related options as hedges, investing in foreign securities, and purchasing securities on a when-issued or delayed delivery basis, including the use of "dollar rolls." These investments and investment techniques may increase the volatility of a Fund's net asset value. Their risks are described under "Additional Information on Portfolio Investments and Strategies." The Mortgage Securities Fund may engage in short-term trading in attempting to achieve its investment objective, which will increase transaction costs. Both the Mortgage Securities Fund and the Intermediate Government Income Fund may purchase mortgage-related securities including derivative mortgage securities. In addition to interest rate risk, mortgage-related securities are subject to prepayment risk. Past market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying assets and, as a result, the prices of such securities may be highly volatile.

  YEAR 2000 RISK. Like other mutual funds, financial and business organizations around the world, each of the Huntington Funds could be adversely impacted if the computer systems used by Huntington, SEI or other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Huntington is taking steps that it believes are reasonably designed to address Year 2000 Risk with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurances, however, that these steps will be sufficient to avoid any adverse impact on the Funds.

                             FEE TABLE AND EXAMPLE

  The following Fee Table and Example summarize the various costs and expenses that a shareholder of Trust Shares will bear, either directly or indirectly.

ANNUAL TRUST SHARES OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             TOTAL TRUST SHARES
                                 NET                         OPERATING EXPENSES
                              MANAGEMENT 12B-1     OTHER     NET OF ANY WAIVERS
                               FEES (1)   FEES  EXPENSES (2) OR REIMBURSEMENTS
                              ---------- ------ ------------ ------------------
Money Market Fund............   0.30%     None     0.21%           0.51%
Ohio Municipal Money Market
Fund (3)*....................   0.25%     None     0.24%           0.49%
U.S. Treasury Money Market
Fund ........................   0.20%     None     0.22%           0.42%
Growth Fund..................   0.60%     None     0.20%           0.80%
Income Equity Fund...........   0.60%     None     0.23%           0.83%
Mortgage Securities Fund
(4)*.........................   0.30%     None     0.36%           0.66%
Ohio Tax-Free Fund...........   0.50%     None     0.26%           0.76%
Michigan Tax-Free Fund(4)*...   0.43%     None     0.30%           0.73%
Fixed Income Securities
Fund(4)*.....................   0.43%     None     0.20%           0.70%
Intermediate Government
Income Fund..................   0.45%     None     0.24%           0.69%
Short/Intermediate Fixed
Income Securities Fund.......   0.50%     None     0.22%           0.72%

--------
(1)Fees paid by each Fund for investment advisory services. See "Management of the Trust."
(2)Includes administration fees. See "Management of the Trust--Administration of the Funds."
(3) The Total Trust Shares Operating Expenses for the Ohio Municipal Money Market Fund would be 0.54%, absent the voluntary waiver of management fees. The maximum management fee for the Ohio Municipal Money Market Fund is 0.30%.
(4) The Total Trust Shares Operating Expenses for the Mortgage Securities Fund would be 0.86% absent the voluntary waiver of management fees. The maximum management fee for the Mortgage Securities Fund is 0.50%. The Total investment Shares Operating Expenses for the Michigan Tax-Free Fund would be 0.80%, absent the expected voluntary waiver of management fees. The Total Investment Shares Operating Expenses for the Intermediate Government Income Fund would be 0.74%, absent the expected voluntary waiver of management fees. The maximum management fee for the Michigan Tax-Free Fund and the Intermediate Government Income Fund is 0.50%.
*The adviser can terminate its voluntary waiver at any time at its sole discretion.

EXAMPLE:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Fund..............................   $5     $16     $29     $ 64
Ohio Municipal Money Market Fund...............   $5     $16     $27     $ 62
U.S. Treasury Money Market Fund................  $ 4     $13     $24     $ 53
Growth Fund....................................  $ 8     $26     $44     $ 99
Income Equity Fund.............................  $ 8     $26     $46     $103
Mortgage Securities Fund.......................  $ 7     $21     $37     $ 82
Ohio Tax-Free Fund.............................  $ 8     $24     $42     $ 94
Michigan Tax-Free Fund.........................  $ 7     $23     $41     $ 91
Fixed Income Securities Fund...................  $ 7     $22     $39     $ 87
Intermediate Government Income Fund............  $ 7     $22     $38     $ 86
Short/Intermediate Fixed Income Securities
 Fund..........................................  $ 7     $23     $40     $ 88

  The purpose of the foregoing example is to assist an investor in understanding the various costs and expenses that a shareholder of Trust Shares will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements, The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto included in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997, is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF    TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN+ EXPENSES
---------------------------------------------------------------------------------
TRUST SHARES
MONEY MARKET
1988            $1.00     $0.07         $(0.07)        $1.00    7.45%    0.45%
1989             1.00      0.09          (0.09)         1.00    9.13%    0.50%
1990             1.00      0.08          (0.08)         1.00    8.10%    0.47%
1991             1.00      0.06          (0.06)         1.00    5.85%    0.50%
1992             1.00      0.03          (0.03)         1.00    3.44%    0.50%
1993             1.00      0.03          (0.03)         1.00    2.74%    0.51%
1994             1.00      0.04          (0.04)         1.00    3.86%    0.51%
1995             1.00      0.05          (0.05)         1.00    5.58%    0.53%
1996             1.00      0.05          (0.05)         1.00    5.01%    0.53%
1997             1.00      0.05          (0.05)         1.00    5.17%    0.51%
OHIO MUNICIPAL MONEY MARKET
1988            $1.00     $0.05         $(0.05)        $1.00    4.89%    0.52%
1989             1.00      0.06          (0.06)         1.00    6.01%    0.52%
1990             1.00      0.05          (0.05)         1.00    5.43%    0.60%
1991             1.00      0.04          (0.04)         1.00    4.07%    0.58%
1992             1.00      0.03          (0.03)         1.00    2.61%    0.49%
1993             1.00      0.02          (0.02)         1.00    2.08%    0.45%
1994             1.00      0.02          (0.02)         1.00    2.41%    0.45%
1995             1.00      0.04          (0.04)         1.00    3.57%    0.42%
1996             1.00      0.03          (0.03)         1.00    3.14%    0.42%
1997             1.00      0.03          (0.03)         1.00    3.27%    0.45%
U.S. TREASURY MONEY MARKET
1989*           $1.00     $0.02         $(0.02)        $1.00    1.37%    0.38%(a)
1990             1.00      0.07          (0.07)         1.00    7.97%    0.44%
1991             1.00      0.05          (0.05)         1.00    5.66%    0.44%
1992             1.00      0.03          (0.03)         1.00    3.43%    0.41%
1993             1.00      0.03          (0.03)         1.00    2.77%    0.40%
1994             1.00      0.04          (0.04)         1.00    3.79%    0.42%
1995             1.00      0.05          (0.05)         1.00    5.53%    0.43%
1996             1.00      0.05          (0.05)         1.00    4.98%    0.42%
1997             1.00      0.05          (0.05)         1.00    5.06%    0.42%

-------------------------------------------------------------------------------
  * Reflects operations for the period from October 2, 1989 (date of initial public investment) to December 31, 1989.
  + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   NET                                 NET ASSETS,
INVESTMENT     EXPENSE WAIVER/        END OF PERIOD
  INCOME       REIMBURSEMENT(B)       (000 OMITTED)
--------------------------------------------------------------------------
7.24%                  --                295,414
8.75%                  --                327,419
7.79%                  --                313,436
5.74%                  --                335,751
3.38%                  --                291,818
2.70%                0.02%               337,276
3.75%                0.02%               287,805
5.44%                0.03%               296,764
4.90%                  --                337,962
5.06%                  --                424,050
4.76%                  --                 70,370
5.85%                  --                 71,527
5.33%                  --                 72,105
4.00%                0.02%                54,873
2.60%                0.14%                48,893
2.07%                0.20%                40,141
2.40%                0.19%                39,624
3.52%                0.20%                56,551
3.10%                0.12%                56,654
3.23%                0.07%                72,667
7.58%(a)             0.05%(a)            $62,499
7.68%                  --                149,066
5.52%                  --                130,302
3.34%                  --                146,453
2.74%                0.01%               231,123
3.76%                0.02%               256,538
5.40%                0.03%               277,142
4.87%                  --                474,593
4.95%                  --                483,548

---------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements. The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto contained in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997, is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
TRUST SHARES
GROWTH
1989*          $20.00     $0.33        $0.59        $0.92         $(0.31)              --             --
1990            20.61      0.50        (0.47)        0.03          (0.51)              --             --
1991            20.13      0.53         4.74         5.27          (0.54)          $(0.06)        $(0.02)
1992            24.78      0.56         1.36         1.92          (0.55)           (0.39)            --
1993            25.76      0.46         0.44         0.90          (0.47)           (0.02)            --
1994            26.17      0.39         0.21         0.60          (0.40)           (0.07)            --
1995            26.30      0.43         7.62         8.05          (0.43)           (3.11)            --
1996            30.81      0.40         4.72         5.12          (0.40)           (1.56)            --
1997            33.97      0.29        11.63        11.92          (0.29)           (2.12)            --
INCOME EQUITY
1989*          $20.00     $0.50        $0.17        $0.67         $(0.42)              --             --
1990            20.25      0.80        (2.57)       (1.77)         (0.88)              --             --
1991            17.60      0.71         3.31         4.02          (0.72)              --             --
1992            20.90      0.75         0.79         1.54          (0.74)              --             --
1993            21.70      0.74         1.57         2.31          (0.74)          $(0.06)            --
1994            23.21      0.88        (1.29)       (0.41)         (0.87)              --             --
1995            21.93      0.94         5.34         6.28          (0.96)              --             --
1996            27.25      1.00         3.51         4.51          (1.00)           (0.50)            --
1997            30.26      1.03         6.70         7.73          (1.04)           (0.65)            --

-------------------------------------------------------------------------------
   * Reflects operations for the period from July 3, 1989 (date of initial public investment) to December 31, 1989.
  + Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
++ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Average commission rate paid per share for securities purchases and sales during the period. Presentation of the rate is only required beginning in fiscal 1996.

               NET ASSET                                                   NET ASSETS,
                VALUE,                           NET                         END OF    PORTFOLIO  AVERAGE
    TOTAL       END OF    TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER  COMMISSION
DISTRIBUTIONS   PERIOD   RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE     RATE(C)
-----------------------------------------------------------------------------------------------------------
   $(0.31)      $20.61     4.63%     0.95%(a)    3.24%(a)        --          $24,457       14%        n/a
    (0.51)       20.13     0.16%     1.00%       2.58%           --           36,253       18%        n/a
    (0.62)       24.78    26.47%     0.93%       2.33%         0.02%          71,451       13%        n/a
    (0.94)       25.76     7.88%     0.91%       2.25%         0.01%          90,096       36%        n/a
    (0.49)       26.17     3.53%     0.84%       1.79%         0.04%         109,576       29%        n/a
    (0.47)       26.30     2.28%     0.88%       1.52%         0.04%         103,463       42%        n/a
    (3.54)       30.81    30.75%     0.86%       1.34%         0.05%         143,421       37%        n/a
    (1.96)       33.97    16.72%     0.83%       1.20%           --          175,764       21%     $0.045
    (2.40)       43.48    35.37%     0.80%       0.73%           --          228,138       12%     $0.061
   $(0.42)      $20.25     3.39%     0.92%(a)    5.13%(a)        --          $35,215       29%        n/a
    (0.88)       17.60    (8.86%)    0.94%       4.43%           --           45,468       66%        n/a
    (0.72)       20.90    23.20%     0.93%       3.67%           --           79,908       25%        n/a
    (0.74)       21.70     7.49%     0.85%       3.53%         0.01%          95,182       22%        n/a
    (0.80)       23.21    10.85%     0.82%       3.29%           --          135,618       10%        n/a
    (0.87)       21.93    (1.82%)    0.84%       3.91%           --          115,399       50%        n/a
    (0.96)       27.25    29.26%     0.82%       3.85%           --          141,892       17%        n/a
    (1.50)       30.26    16.88%     0.82%       3.50%           --          172,767       25%     $0.035
    (1.69)       36.30    25.99%     0.81%       3.08%           --          214,625       24%     $0.060

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information with respect to each of the five years in the period ended December 31, 1997, has been derived from the Trust's financial statements. The following financial highlights for the year ended December 31, 1997 were audited by the Trust's independent accountants, KPMG Peat Marwick LLP and should be read in conjunction with the financial statements and notes thereto contained in the Trust's 1997 Annual Report to Shareholders. The financial highlights for the periods or years and the four-year period ended December 31, 1996 were audited by the Trust's former auditors. KPMG Peat Marwick LLP's report on the Trust's financial statements and financial highlights for the year ended December 31, 1997, is included in the Trust's 1997 Annual Report to Shareholders, and is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------------------------------------------------------------------------------------------------------
TRUST SHARES
OHIO TAX-FREE
1988*          $20.00     $0.22        $(0.05)      $0.17         $(0.22)            --             --
1989            19.95      1.20          0.23        1.43          (1.15)            --             --
1990            20.23      1.11          0.12        1.23          (1.15)            --             --
1991            20.31      1.05          0.74        1.79          (1.05)            --             --
1992            21.05      0.98          0.26        1.24          (0.98)            --             --
1993            21.31      0.96          0.73        1.69          (0.96)            --             --
1994            22.04      0.99         (1.55)      (0.56)         (0.98)            --             --
1995            20.50      1.01          1.27        2.28          (1.01)            --             --
1996            21.77      1.01         (0.28)       0.73          (1.01)            --             --
1997            21.49      1.01          0.27        1.28          (1.02)          $(0.01)          --
FIXED INCOME SECURITIES
1989**         $20.00     $0.60         $0.02       $0.62         $(0.60)            --             --
1990            20.02      1.44         (0.03)       1.41          (1.48)            --             --
1991            19.95      1.43          1.65        3.08          (1.35)         $(0.10)           --
1992            21.58      1.37         (0.02)       1.35          (1.47)          (0.12)         $(0.02)
1993            21.32      1.28          0.88        2.16          (1.39)          (0.06)           --
1994            22.03      1.28         (2.28)      (1.00)         (1.34)            --             --
1995            19.69      1.34          2.09        3.43          (1.34)            --             --
1996            21.78      1.34         (0.83)       0.51          (1.35)            --             --
1997            20.94      1.31          0.47        1.78          (1.31)            --             --
MORTGAGE SECURITIES
1992***(c)     $10.00     $0.63         $0.29       $0.92         $(0.61)         $(0.04)           --
1993(c)         10.27      1.50         (0.28)       1.22          (1.46)          (0.10)           --
1994(c)          9.93      0.89         (3.19)      (2.30)         (0.93)            --           $(0.01)
1995(c)          6.69      0.55          1.46        2.01          (0.55)            --            (0.06)
1996(c)          8.09      0.55         (0.04)       0.51          (0.54)            --             --
1997(c)          8.06      0.52          0.16        0.68          (0.50)            --             --
SHORT/INTERMEDIATE FIXED INCOME SECURITIES
1989**         $20.00     $0.72         $0.05       $0.77         $(0.66)            --             --
1990            20.11      1.50          0.10        1.60          (1.54)            --             --
1991            20.17      1.49          1.14        2.63          (1.51)         $(0.11)         $(0.03)
1992            21.15      1.36         (0.09)       1.27          (1.36)          (0.32)          (0.11)
1993            20.63      1.19          0.31        1.50          (1.31)          (0.25)           --
1994            20.57      1.13         (1.33)      (0.20)         (1.23)            --             --
1995            19.14      1.18          1.21        2.39          (1.18)            --             --
1996            20.35      1.17         (0.37)       0.80          (1.19)            --             --
1997            19.96      1.19          0.08        1.27          (1.19)            --             --

-------------------------------------------------------------------------------
*Reflects operations for the period from October 18, 1988 (date of initial public investment) to December 31, 1988.
**Reflects operations for the period from July 3, 1989 (date of initial public investment) to December 31, 1989.
***Reflects operations for the period from June 2, 1992 (date of initial public investment) to December 31, 1992.
+ Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

                                                                            NET ASSETS,
               NET ASSET                          NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END  TOTAL               INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN++  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------------------------------------------------------------------------------------------
   $(0.22)       $19.95     0.59%    0.88%(a)     5.42%(a)        --          $15,724      76%
    (1.15)        20.23     7.37%    0.87%        5.88%           --           28,040      86%
    (1.15)        20.31     6.28%    0.91%        5.59%           --           29,886       5%
    (1.05)        21.05     9.06%    0.90%        5.13%           --           38,112      13%
    (0.98)        21.31     6.04%    0.91%        4.62%           --           47,557       3%
    (0.96)        22.04     8.08%    0.82%        4.39%         0.04%          59,541       2%
    (0.98)        20.50    (2.57%)   0.77%        4.68%         0.04%          56,469      12%
    (1.01)        21.77    11.35%    0.78%        4.74%         0.08%          59,869      13%
    (1.01)        21.49     3.48%    0.76%        3.49%           --           64,799       6%
    (1.03)        21.74     6.11%    0.72%        4.72%           --           64,325      14%
   $(0.60)       $20.02     3.14%    0.88%(a)     7.14%(a)        --          $26,502      19%
    (1.48)        19.95     7.49%    0.82%        7.56%           --           38,131       7%
    (1.45)        21.58    16.13%    0.90%        7.12%           --           54,525      21%
    (1.61)        21.32     6.54%    0.83%        6.49%           --           87,107      15%
    (1.45)        22.03    10.32%    0.74%        5.87%         0.04%         112,103       7%
    (1.34)        19.69    (4.62%)   0.75%        6.26%         0.04%         119,117      23%
    (1.34)        21.78    17.95%    0.77%        6.41%         0.05%         141,423      20%
    (1.35)        20.94     2.56%    0.74%        6.39%           --          144,038      16%
    (1.31)        21.41     8.83%    0.70%        6.26%           --          153,374     116%
   $(0.65)       $10.27     9.12%    0.58%(a)    10.60%(a)      0.19%(a)      $90,677      50%
    (1.56)         9.93    12.10%    0.78%       14.20%         0.04%          90,461     154%
    (0.94)         6.69   (24.59%)   0.88%       11.16%         0.12%          54,164      91%
    (0.61)         8.09    31.10%    0.49%        7.29%         0.63%          52,667     194%
    (0.54)         8.06     6.56%    0.67%        6.86%         0.29%          39,566      90%
    (0.50)         8.24     8.77%    0.66%        6.39%         0.20%          37,057      63%
   $(0.66)       $20.11     3.91%    0.76%(a)     7.54%(a)        --          $84,702      24%
    (1.54)        20.17     8.34%    0.74%        7.59%           --          104,218      20%
    (1.65)        21.15    13.62%    0.78%        7.23%           --          101,519      50%
    (1.79)        20.63     6.25%    0.74%        6.44%           --          123,400      41%
    (1.56)        20.57     7.43%    0.71%        5.70%           --          123,897      24%
    (1.23)        19.14    (0.98%)   0.72%        5.76%           --          125,112      38%
    (1.18)        20.35    12.81%    0.74%        5.93%           --          133,951      40%
    (1.19)        19.96     4.08%    0.72%        5.83%           --          125,514      39%
    (1.19)        20.04     6.56%    0.71%        5.94%           --          126,845     160%
-------------------------------------------------------------------------------------------------

++Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS--INCOME FUNDS (CONT'D) (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information has been derived from the financial statements for the Institutional Class of shares of FMB Michigan Tax-Free Bond Fund and the FMB Intermediate Government Income Fund (the "FMB Funds"), the predecessor funds to the Michigan Tax-Free Fund and the Intermediate Government Income Fund, respectively. Prior to the reorganization of the FMB Funds with and into their corresponding Huntington Funds on April 6, 1998, neither of these Huntington Funds had commenced operations. The following financial highlights for each of the five years in the period ended November 30, 1997 were included in the financial statements audited by Price Waterhouse LLP, the independent accountants of the FMB Funds. This information should be read in connection with the financial statements and the notes thereto included in the 1997 Annual Report to Shareholders of the FMB Funds. Price Waterhouse LLP's report on the financial statements and financial highlights for the FMB Funds is incorporated by reference into the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN
YEAR ENDED    BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT
NOVEMBER 30,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS     INCOME         TRANSACTIONS
----------------------------------------------------------------------------------------------
TRUST SHARES
MICHIGAN TAX-FREE
1992*          $10.00     $0.48        $0.24        $0.72         $(0.48)            --
1993            10.24      0.49         0.37         0.86          (0.49)            --
1994            10.61      0.47        (0.63)       (0.16)         (0.47)          (0.01)
1995             9.97      0.49         0.82         1.31          (0.49)            --
1996            10.79      0.50          --          0.50          (0.50)            --
1997            10.79      0.50         0.10         0.60          (0.50)            --
INTERMEDIATE GOVERNMENT INCOME
1992*          $10.00     $0.60         0.10         0.70          (0.60)            --
1993            10.10      0.59         0.36         0.95          (0.59)            --
1994            10.46      0.57        (0.80)       (0.23)         (0.57)            --
1995             9.68      0.61         0.58         1.19          (0.61)            --
1996            10.24      0.59        (0.10)        0.49          (0.60)            --
1997            10.13      0.59         0.02         0.61          (0.58)            --

-------------------------------------------------------------------------------
   * Reflects operations for the period from December 2, 1991 (date of initial public investment) to November 30, 1992.
  + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a)Computed on an annualized basis.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

               NET ASSET                                                  NET ASSETS,
                VALUE,                          NET                         END OF    PORTFOLIO
    TOTAL       END OF    TOTAL              INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS   PERIOD   RETURN+  EXPENSES     INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-----------------------------------------------------------------------------------------------
   $(0.48)      $10.24     7.29%    0.29%(a)    4.68%(a)       2.26%       $  6,043       30%
    (0.49)       10.61     8.53%    0.35%       4.59%          1.03%         11,779       13%
    (0.48)        9.97    (1.49%)   0.51%       4.50%          0.68%         15,495       22%
    (0.49)       10.79    13.21%    0.70%       4.62%          0.48%         20,700       35%
    (0.50)       10.79     4.78%    0.68%       4.72%          0.37%         23,082       16%
    (0.50)       10.89     5.73%    0.73%       4.66%          0.27%         24,954        7%
   $(0.60)      $10.10     7.10%    0.43%(a)    5.85%(a)       0.47%       $ 81,371       29%
    (0.59)       10.46     9.60%    0.50%       5.66%          0.28%        105,820       17%
    (0.57)        9.66    (2.23%)   0.83%       6.45%          0.02%        115,449       20%
    (0.61)       10.24    12.64%    0.78%       6.09%           --          114,646       27%
    (0.60)       10.13     4.97%    0.79%       5.89%           --          108,047       16%
    (0.58)       10.16     6.27%    0.79%       5.91%           --          115,064       28%

--------------------------------------------------------------------------------

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of the various Funds are described below. There can, of course, be no guarantee that a Fund will achieve its investment objective.

  Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the outstanding shares of that Fund. Unless otherwise noted in this Prospectus or in the Statement of Additional Information, the investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Trustees"). Except with respect to borrowing money or downgrades of securities in the Money Market Funds, any percentage limitation on a Fund's investments (or other activities) will be considered to be violated only if such limitation is exceeded immediately after, and is caused by, an acquisition of an investment (or the taking of such other action).

  For a description of the ratings of nationally recognized statistical rating organizations (individually, an "NRSRO") utilized by Huntington in managing the Funds' investments, see the Appendix to the Statement of Additional Information.

                              MONEY MARKET FUNDS

  Each of the Money Market Funds described below is designed for investors seeking current income with stability of principal. The Money Market Funds intend to limit their investments by operating in a manner consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 2a-7 permits funds to utilize the amortized cost method of valuation in order to offer their shares at a net asset value of $1.00 per share (see also the section of the Statement of Additional Information entitled "Determination of Net Asset Value"). Rule 2a-7 imposes certain risk limiting conditions on the Money Market Funds which in some instances restrict a Money Market Fund's investment policies. These risk limiting conditions include the following:

 . The Money Market Funds must limit their investments to "Eligible Securities" as defined under Rule 2a-7, and which Huntington has determined present minimal credit risks under guidelines adopted by the Trustees. (An explanation of some of the terms defined by Rule 2a-7 is contained in the Statement of Additional Information.)

 . Each Money Market Fund (except the Ohio Municipal Money Market Fund) must limit investments in "Second Tier Securities" to 5% of total assets and the greater of 1% of total assets or $1 million in the securities of a single Second Tier issuer.

 . The Money Market Funds may invest without limit in "First Tier Securities" subject to a 5% of total assets issuer diversification limitation where applicable. In addition, the portfolio investments of each Money Market Fund must be deemed to have a maturity of 397 days or less from the time of purchase by a Money Market Fund, although securities owned pursuant to a repurchase agreement and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average maturity of each Money Market Fund's portfolio must not exceed 90 days. Of course, a Money Market Fund's yield, and under unusual circumstances, the value of its portfolio securities, will be affected by changes in interest rates.

MONEY MARKET FUND

  The objective of the Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments. The Money Market Fund's portfolio investments may include:

  (a)obligations, such as notes, bills or bonds, issued by or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

  (b)commercial paper, including U.S. dollar denominated eurodollar commercial paper, considered under Rule 2a-7 to be rated in the highest category by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees;

  (c)negotiable certificates of deposit and bankers' acceptances issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks and which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the bank's most recently published financial statements);

  (d)corporate debt obligations, including bonds, notes and debentures considered under Rule 2a-7 to be rated in the two highest categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington pursuant to guidelines established by the Trustees; and

  (e)repurchase agreements and master demand notes.

  RESTRICTED AND ILLIQUID SECURITIES. The Money Market Fund intends to invest in restricted securities. Restricted securities are any securities in which the Money Market Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Money Market Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

  The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Money Market Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Huntington, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Money Market Fund intends to not subject such paper to the limitation applicable to restricted securities.

OHIO MUNICIPAL MONEY MARKET FUND

  The objective of the Ohio Municipal Money Market Fund is to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity. As a fundamental policy, the Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax. The Ohio Municipal Money Market Fund invests primarily in Ohio tax-exempt securities which, under normal market conditions, will comprise at least 65% of its assets. Ohio tax-exempt securities are debt obligations issued by or on behalf of the State of Ohio, its political subdivisions, or agencies, or financing authorities of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the personal income taxes imposed by the State of Ohio. Examples of tax-exempt securities include, but are not limited to:

  .tax and revenue anticipation notes ("TRANs") issued to finance working capital needs in anticipation of receiving taxes or other revenues;

  .bond anticipation notes ("BANs") that are intended to be refinanced through a later issuance of longer-term bonds;

  .municipal commercial paper and other short-term notes;

  .variable rate demand notes;

  .municipal bonds (including bonds having serial maturities and pre-funded bonds); and

  .participation, trust and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations are long-term tax-exempt securities that have variable or floating interest rates and provide the Ohio Municipal Money Market Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally established by the remarketing agent of the respective securities. Most variable rate demand obligations allow the holder to demand the repurchase of the security on not more than seven days prior notice. Other obligations only permit the holder to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Ohio Municipal Money Market Fund treats variable rate demand obligations as maturing on the later of the date of the next interest adjustment or the date on which it may next tender the security for redemption.

  PARTICIPATION INTERESTS. The Ohio Municipal Money Market Fund may purchase interests in tax-exempt securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the holder to treat the income from the investment as exempt from federal income tax. The Ohio Municipal Money Market Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying tax-exempt securities.

  DEMAND FEATURES AND GUARANTEES. The Ohio Municipal Money Market Fund may acquire securities which are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amounts (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. In addition, certain of the portfolio investments of the Ohio Municipal Money Market Fund may be credit enhanced by a guarantee, including, letter of credit, insurance or unconditional demand feature. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. Except as permitted under Rule 2a-7 of the 1940 Act, the Ohio Municipal Money Market Fund will not invest, with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the issuing institution.

  The Ohio Municipal Money Market Fund uses demand features to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

  TEMPORARY INVESTMENTS. The Ohio Municipal Money Market Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income taxes and at least 65% of its assets are invested in securities the income from which is exempt from Ohio personal income taxes. However, from time to time, when Huntington determines that market conditions call for a temporary defensive posture, the Ohio Municipal Money Market Fund may invest in temporary investments with remaining maturities of 13 months or less at the time of purchase, or hold assets in cash. Interest income from temporary investments may be taxable to shareholders as ordinary income. These temporary investments include: obligations issued by or on behalf of municipal or corporate issuers having the same quality characteristics as Ohio tax-exempt securities purchased by the Fund; marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; repurchase agreements (arrangements in which the organization selling a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price); and commercial paper rated in one of the two highest short-term rating categories by an NRSRO(s).

  Although the Ohio Municipal Money Market Fund is permitted to make taxable, temporary investments that may have Ohio state tax implications, there is no current intention of generating income subject to federal regular or Ohio personal income taxes.

U.S. TREASURY MONEY MARKET FUND

  The objective of the U.S. Treasury Money Market Fund is to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. At least 65% of the U.S. Treasury Money Market Fund's total assets will be invested in Treasury bills, notes and bonds which are direct obligations of the U.S. Treasury, and repurchase agreements with respect to such obligations.

                                 EQUITY FUNDS

GROWTH FUND

  The objective of the Growth Fund is to achieve long-term capital appreciation primarily through investments in equity securities. Current income will be only an incidental consideration in the selection of investments. Equity securities in which the Growth Fund may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and other securities which Huntington believes have common stock characteristics, such as rights and warrants. The Growth Fund may invest in foreign securities and, subject to its investment restrictions, securities restricted as to resale under federal securities laws. The Growth Fund's common stock selection emphasizes those companies which Huntington believes have characteristics such as above average earnings and dividend growth, superior balance sheets, and potential for capital gains, but its investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The Growth Fund will invest in large and medium-sized capitalization growth companies which provide these financial and growth characteristics. In managing the investments of the Growth Fund, Huntington seeks to purchase equity securities whose potential for capital gains is balanced by an ability to better withstand overall downward market movements. As a matter of fundamental policy, under normal market conditions, the Growth Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Growth Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INCOME EQUITY FUND

  The objective of the Income Equity Fund is to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities. Consistent with this objective, the Income Equity Fund may invest in preferred stocks, in securities convertible into or exchangeable for common stocks and securities which Huntington believes have common stock characteristics, such as rights and warrants. The Income Equity Fund may invest in foreign securities and, subject to its investment restrictions, in securities restricted as to resale under federal securities laws. As a matter of fundamental policy, under normal market conditions, the Income Equity Fund will invest at least 65% of its total assets in the equity securities described in this paragraph. The Income Equity Fund may invest up to 35% of its assets in debt securities rated investment grade or better. The Income Equity Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

                                 INCOME FUNDS

  The investment objectives and policies of the Income Funds are described below. Each of the Income Funds invests primarily in debt securities. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Thus, a decrease in interest rates will generally result in an increase in the values of debt securities held by an Income Fund. Conversely, during periods of rising interest rates, the values of an Income Fund's assets will generally decline. The values of such securities are also affected by changes in the financial condition of their issuers. Changes in the values of an Income Fund's securities will not generally affect the income derived from such securities but will affect an Income Fund's net asset value.

MORTGAGE SECURITIES FUND

  The investment objective of the Mortgage Securities Fund is current income. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 65% of the value of its total assets in mortgage-related securities issued by the U.S. Government, government-related entities, and private entities. These mortgage-related securities include derivative mortgage securities. For a further description of these securities and other investment activities, see "Additional Information on Portfolio Investments and Strategies" below.

  The Mortgage Securities Fund may invest up to 35% of the value of its total assets in:

    (i) non-mortgage related securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

    (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (the "FDIC"); and

    (iii) commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

  The Mortgage Securities Fund will attempt to maintain a dollar-weighted average portfolio life of more than three years but no more than ten years. In order to maintain a dollar-weighted average portfolio life, Huntington will monitor the prepayment experience of the underlying mortgage pools of the mortgage-related securities and will purchase and sell securities in the portfolio to shorten or lengthen the average life of the portfolio, as appropriate.

  It is important to understand that, while a valuable measure, average life is based on certain assumptions and has several limitations. It is most useful as a measure of the repayment of principal when interest rate changes are small. In addition, average life is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial average life calculation, thereby shortening the average life of the Fund's mortgage-related securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the average life of such securities. For these reasons, the average lives of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

  The portfolio turnover rate of the Mortgage Securities Fund may exceed 100%, which is higher than the portfolio turnover rate of most mutual funds. However, the Adviser does not expect the portfolio turnover rate of the Mortgage Securities Fund to exceed 200%. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Mortgage Securities Fund's ability to sell securities in some circumstances when the security has been held for less than three (3) months. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

  Short-Term Trading. The Mortgage Securities Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. To the extent that the Mortgage Securities Fund engages in short-term trading, such activities will cause it to pay greater mark-up charges. The Mortgage Securities Fund's portfolio turnover rate is set forth in "Financial Highlights."

  Investment Risks. The Mortgage Securities Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government securities as well as other bonds. U.S. Government securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate.

  The Mortgage Securities Fund invests a significant portion of its assets in mortgage-related securities and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is prepaid earlier than expected. The Mortgage Securities Fund must then reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the
Fund:

  . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, Mortgage Securities Fund's income will be reduced; and

  . When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Mortgage Securities Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Mortgage Securities Fund's investments in mortgage-related securities include derivative mortgage securities such as CMOs and stripped mortgage-backed securities which, as discussed below, may involve risks in addition to those found in other mortgage-related securities. Past market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

OHIO TAX-FREE FUND

  The objective of the Ohio Tax-Free Fund is to provide current income exempt from federal income tax and Ohio personal income taxes. The Ohio Tax-Free Fund will attempt to achieve its objective by investing in Ohio tax-exempt securities. "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the State of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes. As a matter of fundamental policy, under normal market conditions at least 80% of the Ohio Tax-Free Fund's net assets will be invested in Ohio tax-exempt securities. In addition, the Ohio Tax-Free Fund will not, as a matter of fundamental policy, invest in securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Ohio Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  The Ohio Tax-Free Fund will only invest in Ohio tax-exempt securities that are rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, are determined by Huntington to be of comparable quality under guidelines established by the Trustees. Based on current market conditions, it is anticipated that the dollar-weighted average portfolio maturity will be between four and ten years. Under normal market conditions, the Ohio Tax-Free Fund will not invest in obligations with a remaining maturity of more than 15 years at the time of purchase.

  The Ohio Tax-Free Fund may also invest in numerous types of short-term tax-exempt instruments, which may be used to fund short-term cash requirements such as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

  From time to time, the Ohio Tax-Free Fund may invest in obligations the interest on which is subject to federal income tax or Ohio personal income taxes pending investment in Ohio tax-exempt securities or for liquidity purposes. The Ohio Tax-Free Fund may also hold a portion of its assets in cash or money market instruments, the interest on which may not be exempt from federal or Ohio income taxes.

MICHIGAN TAX-FREE FUND

  The investment objective of the Michigan Tax-Free Fund is to provide investors with current income exempt from both federal and Michigan personal income taxes. The Michigan Tax-Free Fund will attempt to achieve this objective by investing primarily in debt obligations with short-to-intermediate remaining maturities (less than 15 years) issued by or on behalf of the State of Michigan and its political subdivisions, agencies, and instrumentalities or by other issuers outside the State of Michigan if such obligations pay interest that, in the opinion of counsel to the issuer, is exempt from both federal and Michigan personal income tax ("Michigan tax-exempt securities"). The Michigan Tax-Free Fund may also invest in numerous types of short-term Michigan tax-exempt securities that may be used to fund short-term cash requirements such as interim financing in anticipation of the collections, revenue receipts or bond sales to finance various public purposes. As a matter of fundamental policy, under normal market conditions at least 65% of the Michigan Tax-Free Fund's net assets will be invested in Michigan tax-exempt securities. In addition, the Michigan Tax-Free Fund will not, as a matter of fundamental policy, invest more than 20% of its net assets in Michigan tax-exempt securities the income from which is treated as a preference item for purposes of the federal alternative minimum tax. This policy will restrict the Michigan Tax-Free Fund's ability to invest in certain private activity bonds issued after August 7, 1986.

  Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Michigan Tax-Free Fund limits its bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC.

  Commercial Paper. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

  Variable and Floating Rate Demand and Master Demand Notes. The Michigan Tax-Free Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities typically will have a nominal maturity of over one year but will give the holder the right to "put" the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

  The Michigan Tax-Free Fund also may buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Michigan Tax-Free Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Michigan Tax-Free Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Michigan Tax-Free Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, Huntington will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including situations in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by NRSROs, if not so rated, the Michigan Tax-Free Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

FIXED INCOME SECURITIES FUND

  The objective of the Fixed Income Securities Fund is to achieve high current income through investment in fixed income securities where the average maturity of the Fixed Income Securities Fund will not exceed 10 years. The Fixed Income Securities Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, nonconvertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Fixed Income Securities Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington under guidelines established by the Trustees. As a matter of fundamental policy, under normal market conditions, the Fixed Income Securities Fund will invest at least 65% of its assets in fixed income securities. The Fixed Income Securities Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

INTERMEDIATE GOVERNMENT INCOME FUND

  The investment objective of the Intermediate Government Income Fund is to provide investors with high level of current income. The Intermediate Government Income Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities in the form of U.S. Treasury bills, notes and bonds, mortgage-backed securities and collateralized mortgage obligations having a dollar-weighted average maturity of not less than three nor more than ten years. The mortgage-related securities in which the Intermediate Government Income Fund invests include derivative mortgage securities. For a further description of these securities and other investment activities, see "Additional Information on Portfolio Investments and Strategies" below. As a fundamental policy, under normal market conditions, the Intermediate Government Income Fund invests at least 65% of its assets in such securities. Certain of these securities may be subject to repurchase agreements and the Intermediate Government Income Fund also may engage in transactions in interest rate futures contracts and options thereon.

  Investment Risks. The Intermediate Government Income Fund invests portion of its assets in mortgage-related securities, and, as a result, is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is prepaid earlier than expected. The Intermediate Government Income Fund must then reinvest the unanticipated principal payments just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

  .When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the Intermediate Government Income Fund's income will be reduced; and

  .When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  The Intermediate Government Income Fund's investments in mortgage-related securities also subject it to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  The Intermediate Government Income Fund's investments in mortgage-related securities may include derivative mortgage securities such as CMOs and stripped mortgage-backed securities, as discussed below, which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund.

SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

  The objective of the Short/Intermediate Fixed Income Securities Fund is to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. The Short/Intermediate Fixed Income Fund may purchase obligations of the U.S. Government and its agencies and instrumentalities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage pass-through securities, eurodollar certificates of deposit and eurodollar bonds. The Short/Intermediate Fixed Income Fund may also invest up to 10% of its net assets in non-U.S. dollar denominated bonds and non-convertible fixed-income European Currency Unit bonds. Both fixed and variable rate issues may be purchased. Debt securities will be rated at the time of purchase in one of the top four categories by an NRSRO(s) or, if not rated, of comparable quality as determined by Huntington. As a matter of fundamental policy, under normal market conditions the Short/Intermediate Fixed Income Fund will invest at least 65% of its assets in fixed income securities. The Short/Intermediate Fixed Income Fund may also, under normal market conditions, invest a portion of its assets in cash equivalents, including repurchase agreements and the shares of money market mutual funds, for liquidity purposes.

        ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS AND STRATEGIES

OHIO TAX-EXEMPT SECURITIES

  The two principal classifications of Ohio tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds and industrial development bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities.

  The economy of Ohio, while diversifying more into the service area, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. Ohio's economy, including particularly an unemployment rate usually somewhat higher than the national average, has had varying effects on the different geographic areas of the State and the political subdivisions located in such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio tax-exempt securities in an Ohio Fund, as defined below, or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio tax-exempt securities.

MICHIGAN TAX-EXEMPT SECURITIES

  The tax-exempt securities which the Michigan Tax-Free Fund may purchase include fixed and floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. The Michigan Tax-Free Fund's concentration in investments in Michigan tax-exempt securities will subject the Fund to greater risk with respect to its portfolio securities than an investment company that is permitted to invest in a broader range of investments, because changes in the financial condition or market assessment of issuers of Michigan tax-exempt securities generally may cause substantial fluctuations in the Michigan Tax-Free Fund's yield and price of Fund shares. Also, political or economic developments that affect one such security might affect the other securities. See "Investment Objectives and Policies of the Trust--Michigan Tax-Exempt Securities" in the Statement of Additional Information.

  The performance of the Michigan Tax-Free Fund is closely tied to conditions within the State of Michigan. The economy of Michigan is principally dependent on three sectors--manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Michigan encountered financial difficulties during the late 1980s, largely as a result of poor conditions in the automotive industry, but recovered from the prolonged downturn in production levels in this sector in the early 1990s. Structural changes in the automotive industry have given the Michigan economy greater financial stability. The State's finances continue to be in excellent condition, and a Budget Stabilization Fund that exceeds $1 billion should help the state weather any potential economic recessions. At the end of 1997, after several years of rapid growth, the Michigan economy was evidencing continued growth and unemployment levels which were lower than they had been for the past several years. The market value and the marketability of bonds issued by local units of government in the state may be affected adversely by the same factors that affect Michigan's economy generally. The ability of the State and its local units of government to pay the principal of and interest on their bonds may also be affected by such factors and by certain constitutional, statutory and charter limitations. See "Investment Objectives and Policies of the Trust--Michigan Tax-Exempt Securities" in the Statement of Additional Information.

CREDIT ENHANCEMENT

  Certain of the portfolio investments of the Ohio Tax-Free Fund and the Michigan Tax-Free Fund may have been credit enhanced by a guarantee, letter of credit or insurance. These Funds typically evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

NON-DIVERSIFICATION

  The Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund (the "Single State Funds") are non-diversified Funds under the 1940 Act, which means that they may invest their assets in the obligations of fewer issuers than would be the case if they were "diversified". The Single State Funds' ability to invest a relatively high percentage of their assets in the securities of a limited number of issuers involves an increased risk of loss to a Single State Fund if any one issuer is unable to make interest or principal payments or if the market value of the issuer's securities declines.

  Although non-diversified under the 1940 Act, the Single State Funds intend to comply with Subchapter M of the Internal Revenue Code. This undertaking requires, among other things, that at the end of each quarter of the taxable year, with regard to at least 50% of each Single State Fund's total assets, no more than 5% of its total assets are invested in the assets of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

DEFENSIVE INVESTMENT STRATEGIES

  At times Huntington may judge that conditions in securities markets may make pursuing a Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Single State Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

OPTIONS AND FUTURES CONTRACTS (ALL FUNDS OTHER THAN THE MONEY MARKET FUNDS)

  A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases a Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on its securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increases in the price of the security above the exercise price of the option. When it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

  A Fund may purchase and sell futures contracts and related options to hedge against changes in the value of securities it owns or expects to purchase. Futures contracts on a variety of stock and bond indices are currently available. An index is intended to represent a numerical measure of market performance by the securities making up the index. A Fund may purchase and sell futures contracts on any index approved for trading by the Commodity Futures Trading Commission to hedge against general changes in market values of securities which a Fund owns or expects to purchase. A Fund may also purchase and sell put and call options on index futures or directly on the underlying indices for hedging purposes. In addition, a Fund may purchase and sell futures contracts and related options on individual debt securities which a Fund owns or expects to purchase, if and when such futures contracts and options become available.

  In connection with its futures transactions, a Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. A Fund will not generally purchase or sell futures contracts or purchase or sell options on futures contracts if as a result the sum of initial margin deposits on a Fund's existing futures contracts and options written by a Fund plus premiums paid for outstanding options on futures contracts purchased by a Fund, would exceed 5% of a Fund's net assets.

  Options and futures transactions involve various risks, including the risk that a Fund may be unable at times to close out its positions, that such transactions may not accomplish their purposes because of imperfect market correlations, or that Huntington or its Subadviser may not forecast market movements correctly. Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies by a Fund is dependent upon, among other things, a Fund's ability to terminate options and futures positions at times when Huntington or its Subadviser deems it desirable to do so. Although a Fund will enter into an options or futures contract position only if Huntington or its Subadviser believes that a liquid secondary market exists for such options or futures contract, there is no assurance that a Fund will be able to effect closing transactions at a particular time or at an acceptable price.

  The Funds generally expect that their options and futures transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") market. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of Huntington to forecast market movements correctly.

  For more information about any of the options or futures portfolio transactions described above, see the Statement of Additional Information.

FOREIGN INVESTMENTS

  Except as otherwise limited in this Prospectus, a Fund may invest some or all of its assets in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

  In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

  A Fund may buy or sell foreign currencies and forward foreign currency exchange contracts for hedging purposes in connection with its foreign investments.

  A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

  Certain securities in which a Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Trustees believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by Huntington to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

  A Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

  In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Mortgage Securities Fund may enter into mortgage "dollar rolls" in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Mortgage Securities Fund gives up the right to receive principal and interest paid on the securities sold. However, the Mortgage Securities Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Mortgage Securities Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Mortgage Securities Fund will hold and maintain in a segregated account until the settlement date, cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Piper's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Mortgage Securities Fund while remaining substantially fully invested increases the amount of its assets that are subject to market risk to an amount that is greater than its net asset value, which could result in increased volatility of the price of its shares. The Mortgage Securities Fund may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis.

LENDING OF PORTFOLIO SECURITIES

  In order to generate additional income, a Fund may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions. A Fund will only enter into loan arrangements with brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees and must receive collateral equal to at least 102% of the current market value of the securities loaned. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

  There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities in which the Mortgage Securities Fund and the Intermediate Government Income Fund invest are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

MORTGAGE PASS-THROUGH SECURITIES

  The mortgage pass-through securities in which the Mortgage Securities Fund and the Intermediate Government Income Fund invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Mortgage Securities Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

ADJUSTABLE RATE MORTGAGE SECURITIES

  The Mortgage Securities Fund and the Intermediate Government Income Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

COLLATERALIZED MORTGAGE OBLIGATIONS

  The Mortgage Securities Fund and the Intermediate Government Income Fund may invest in CMOs (collateralized mortgage obligations and multi-class pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. The Intermediate Government Income Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. Government. The Mortgage Securities Fund may also invest in CMOs issued by private organizations which are rated AAA by an NRSRO.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

  The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, IOs,

POs, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

  The Mortgage Securities Fund and the Intermediate Government Income Fund may invest in any CMO tranche, including "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased to attempt to protect against a reduction in the income earned on investments due to a decline in interest rates.

  Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

STRIPPED MORTGAGE-BACKED SECURITIES

  Some of the mortgage-related securities purchased by the Mortgage Securities Fund or the Intermediate Government Income Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Mortgage Securities Fund or the Intermediate Government Income Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated by an NRSRO. In view of these considerations, Huntington intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. Investments in U.S. Government securities are limited to:

  (a)direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

  (b)notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; The Student Loan Marketing Association; National Credit Union Administration; and Tennessee Valley Authority.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instruments are supported by:

  (a)the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

  (b)the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

  (c)the credit of the agency or instrumentality.

                            INVESTMENT RESTRICTIONS

  Each Fund has adopted certain investment restrictions and limitations for the purpose of reducing its exposure in specific situations. These investment limitations are fundamental policies and may be changed with respect to any Fund only by a vote of a majority of the outstanding shares of that Fund.

  No Fund will:

  (1)Except for the Single State Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations);

  (2)Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Single State Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development (other than a state-wide, national or international development) affecting one such municipal obligation would also affect the others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment;

  (3)Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% (15% in the case of the Intermediate Government Income Fund) of the value of its total assets in illiquid securities, including restricted securities, repurchase agreements of over seven days' duration and OTC options; and

  (4)Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for any indebtedness, except that each of the Michigan Tax-Free Fund and the Intermediate Government Income Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

  In addition, neither the Michigan Tax-Free Fund nor the Intermediate Government Income Fund will make loans, except loans of portfolio securities and except that each Fund may enter into purchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus. To increase current income, the Michigan Tax-Free Fund may lend portfolio securities comprising up to 5% of total assets and the Intermediate Government Income may lend portfolio securities comprising up to 20% of total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned.

                       HOW THE FUNDS VALUE THEIR SHARES

  Each Money Market Fund attempts to stabilize the net asset value of its Trust Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per Trust Share is determined by adding the interest of the Trust Shares in the value of all securities and other assets of a Money Market Fund, subtracting the interest of the Trust Shares in the liabilities of a Money Market Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. A Money Market Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

  The net asset value for Trust Shares of each of the other Funds is determined by adding the interest of the Trust Shares in the market value of all securities and other assets of a Fund, subtracting the interest of the Trust Shares in the liabilities of a Fund and those attributable to Trust Shares, and dividing the remainder by the total number of Trust Shares outstanding. The net asset value of a Fund's Trust Shares will differ from that of Investment Shares due to the expense of the Rule 12b-1 fee applicable to a Fund's Investment Shares.

  Securities for which market quotations are readily available are stated at market value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates market value. Debt securities for which market quotations are not readily available will be valued on the basis of valuations provided by pricing services approved by the Trustees. Pricing services often use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. All other Fund assets are valued at their fair value following procedures approved by the Trustees.

  The Money Market Funds calculate net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each Business Day. The other Funds calculate net asset value per Trust Share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern
Time) on each Business Day. As used herein, a "Business Day" constitutes Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veteran's Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

                            HOW TO BUY TRUST SHARES

  Investors may purchase Trust Shares in each of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of Huntington or its affiliates or correspondent banks (collectively, the "Banks"). State securities laws may require banks and financial institutions purchasing shares for their customers to register as brokers pursuant to such laws. Trust Shares of each Fund are purchased at the appropriate net asset value per Trust Share next determined after the order is transmitted to the Funds' transfer agent, State Street Bank and Trust Company (the "Transfer Agent"). Trust Shares in each Money Market Fund other than the Ohio Municipal Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day; Trust Shares in the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern Time) begin earning dividends that day; Trust Shares purchased after such time begin earning dividends on the following day.

  Trust Shares will normally be held in the name of the Bank effecting the purchase on the shareholder's behalf, and it is the Bank's responsibility to transmit purchase or redemption orders to the Transfer Agent. Shareholders will receive a confirmation of each transaction in their account, which will show the total number of Trust Shares of each Fund owned. The Funds will not issue certificates representing Trust Shares.

  If a shareholder pays for Trust Shares by check and the check does not clear, the purchase will be cancelled, and such shareholder may be charged a fee and will be liable for any losses incurred.

Neither initial nor subsequent investments will be made by third party check. If a shareholder pays for Trust Shares with a check drawn from a bank outside the United States, the check will be sent to the bank for collection prior to placing the trade in the shareholder's account, and approximately four to five weeks will be required before the trade will be processed. For more information or assistance regarding the purchase of Trust Shares of any Fund, call The Huntington Funds at 800-253-0412.

  From time to time, the Trust may temporarily suspend the offering of shares of one or more of the Funds or any class thereof. During the period of any such suspension and depending on the reasons for the suspension, persons who are already shareholders of any such Fund or class may be permitted to continue to purchase additional shares and to have dividends reinvested. The Trust or the Distributor may refuse any order to purchase shares or waive any minimum purchase requirements.

MINIMUM INVESTMENT REQUIRED

  The minimum initial investment in Trust Shares of a Fund is $1,000. Subsequent investments in a Fund may be made at any time in amounts of at least $500.

SYSTEMATIC INVESTMENT PROGRAM

  Once an account has been opened, holders of Trust Shares of a Fund may add to their investment on a regular basis in minimum amounts of at least $50. Under this program, funds will be automatically withdrawn periodically from the shareholder's banking account and invested in Trust Shares of a Fund at the applicable public offering price per share next determined after an order is received by the Transfer Agent. Shareholders may apply for participation in this program by contacting the Mutual Fund Services Center.

  If the shareholder's automatic investment program payment does not clear, the purchase will be cancelled and the shareholder may be charged a fee and will be liable for any losses incurred. Any subsequent such occurrences may result in the cancellation of the automatic investment program feature of the shareholder's account.

                 HOW TO EXCHANGE TRUST SHARES AMONG THE FUNDS

  Shareholders may exchange Trust Shares in any Fund for Trust Shares in any other Fund at the respective net asset values per Trust Share next determined after receipt of the request in good order. This privilege is available to shareholders resident in any state in which the Fund shares being acquired may be sold. Exchange requests received prior to 4:00 p.m. (Eastern Time) will be effected at the next determined net asset value per Trust Share as of that Business Day. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected at the next determined net asset value per Trust Share on the following Business Day. Holders of Trust Shares automatically receive the Trust's telephone exchange service unless they have instructed their Bank to the contrary. Exchange instructions given by telephone may be electronically recorded and will be binding upon the shareholder. Because telephone exchange requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission.

  1.By Telephone:The Huntington Funds
                    800-253-0412

  2.By Mail:The Huntington National Bank
                    41 South High Street (HC 1116) Columbus, OH 43287 Attn:
                    Investor Services

  In order to make an exchange, shareholders will be required to maintain the applicable minimum account balance in each Fund in which shares are owned and must satisfy the minimum initial and subsequent purchase amounts of the Fund into which shares are exchanged.

  To exchange by letter or by telephone, a shareholder must state (1) the name of the Fund from which the exchange is to be made (and designating that Trust Shares are involved), (2) the name(s) and address on the shareholder account,
(3) the account number, (4) the dollar amount or number of Trust Shares to be exchanged, and (5) the Fund into which the Trust Shares are to be exchanged. Written exchange requests must be endorsed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed by a member firm of a national securities exchange or by a commercial bank, savings and loan association or trust company. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees and guardians. (See "Redeeming By Mail" below.)

  An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized.

  The Trust's exchange privileges may be terminated or modified. Except as indicated below, shareholders will be given 60 days' prior notice of any such termination or any material amendment of existing exchange privileges. No notice will be given when the only material effect of an amendment is to reduce or eliminate any charges payable at the time of an exchange or under certain extraordinary circumstances, such as in connection with the suspension of the sale or redemption of Fund shares. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

                          HOW TO REDEEM TRUST SHARES

  Shareholders may redeem all or any portion of the Trust Shares in their account on any Business Day at the appropriate net asset value per Trust Share next determined after a redemption request in proper form is received by the Transfer Agent. As described below, shareholders may redeem Trust Shares by telephone or in writing, and may receive redemption proceeds by wire.

  If an investor purchases Trust Shares by check and wishes to redeem those Trust Shares before the check has cleared, the Trust may delay payment of any redemption proceeds until the check clears. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law.

REDEEMING BY TELEPHONE

  Telephone requests for redemption may be made by calling The Huntington Funds at 800-253-0412.

  Shareholders of the Money Market Fund and U.S. Treasury Money Market Fund who request a redemption before 1:00 p.m. (Eastern Time) will usually have the proceeds wired the same day but will not be entitled to that day's dividend; redemption requests received after 1:00 p.m. (Eastern Time) will receive that day's dividend and the proceeds will normally be wired the following Business Day. The applicable cut-off time for the Ohio Municipal Money Market Fund is 10:30 a.m. (Eastern
Time). Telephone requests for redemptions in the Income and Equity Funds must be received prior to 4:00 p.m. (Eastern Time) to receive that day's net asset value and the redemption proceeds will be paid in federal funds, normally on the next Business Day.

  Holders of Trust Shares automatically receive the Trust's telephone redemption service unless they have instructed their Bank to the contrary. Because telephone redemption requests will be honored from anyone who provides the correct information (described below), this service involves a possible risk of loss if someone uses the service without the shareholder's permission. Anyone making a telephone redemption request must furnish (1) the name and address of record of the registered owner(s), (2) the account number, (3) the amount to be withdrawn, and (4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareholder(s) and mailed to the last address of record. If at anytime the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Telephone redemption instructions may be recorded.

  In the event of extreme economic or market conditions, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as through written request, should be considered. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

REDEEMING BY MAIL

  Redemption requests may be made by writing Huntington, 41 South High Street (HC 1116), Columbus, Ohio 43287, Attention: Investor Services. Written redemption requests must be signed by the shareholder, and it may be necessary to have the shareholder's signature guaranteed. Further documentation may be required, and a signature guarantee is generally required from corporations, executors, administrators, trustees, and guardians.

Signatures on written redemption requests must be guaranteed by:

  --a trust company or commercial bank whose deposits are insured by the Bank
    Insurance Fund ("BIF"), which is administered by the FDIC;

  --a member of the New York, American, Midwest, or Pacific Stock Exchanges;

  --a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or

  --any other "eligible guarantor institution," as defined in the Securities
    Exchange Act of 1934.

  The Funds do not accept signatures guaranteed by a notary public.

  The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

  Shares will be redeemed at the net asset value determined as of the end of the Business Day on which the written redemption request is received by the Transfer Agent.

  Redemptions with a value of up to $100,000 will be wired at a shareholder's request, and a separate charge for this service may apply. Redemption proceeds may be wired to any bank account specified by the shareholder in writing. If a shareholder requests a wire transfer by telephone, redemption proceeds may be wired only to the bank previously designated by the shareholder or otherwise designated by the shareholder in writing as described below. If a shareholder has authorized expedited wire redemption, Trust Shares will be redeemed at the appropriate net asset value per Trust Share next determined after receipt of the request, and the proceeds normally will be sent to the designated bank account the following Business Day. In other circumstances, redemption proceeds will normally be wired within seven days. The proceeds from the redemption of Shares purchased by check are not available, and the shares may not be exchanged, until the check has cleared. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with the shareholder's signature guaranteed) to Huntington National Bank, 41 South High Street (HC 1131), Columbus, Ohio 43287, Attention: Investor Services.

  If a shareholder owns fewer shares of a Fund than the minimum amount set by the Trustees due to shareholder redemptions (presently, shares with a value of $1,000 or less), the Trust may redeem those shares and forward the redemption proceeds to the shareholder. A shareholder will receive at least 30 days' written notice before the Trust redeems shares, and an additional purchase of shares of the appropriate Fund can be made to avoid redemption. This requirement does not apply because of changes to the Fund's net asset value.

                            MANAGEMENT OF THE TRUST

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

  Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. The Trust pays Huntington management fees, computed daily and payable monthly, for each of the Funds at the following annual rates: Money Market Fund and Ohio Municipal Money Market Fund: 0.30% of the first $500 million of average daily net assets of the Fund, 0.25% of the next $500 million, and 0.20% of any amount over $1 billion; U.S. Treasury Money Market Fund: 0.20% of the Fund's average daily net assets; Growth Fund and Income Equity Fund: 0.60% of the Fund's average daily net assets; and Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund, Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund: 0.50% of the Fund's average daily net assets. Huntington may periodically waive all or a portion of its management fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends. Formerly, Huntington had entered into a sub-advisory contract with Piper Capital Management Incorporated, a wholly-owned subsidiary of Piper Jaffray Companies, Inc. ("Piper"), to assist in the management of the Mortgage Securities Fund. That contract was automatically terminated upon the acquisition of Piper by U.S. Bancorp.

  Adviser's Background. Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at

Huntington Center, 41 South High Street, Columbus, Ohio 43287. With $26 billion in assets as of December 31, 1997, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services, and trust services. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for $12.0 billion of assets, and has investment discretion over approximately $2.8 billion of that amount.

  Huntington has served as investment adviser to mutual funds since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

  As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

  James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since January of 1991. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment management activities. He brings more than 15 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

  Duane J. Carpenter, an Assistant Vice President of Huntington, has been a portfolio manager of the Intermediate Government Income Fund, previously FMB Intermediate Government Income Fund, since December, 1991; and the Michigan Tax-Free Fund, previously FMB Michigan Tax-Free Bond Fund, since July, 1997. Mr. Carpenter began co-managing the Mortgage Securities Fund in April 1998. Mr. Carpenter has more than 14 years of investment management experience, and has been employed by Huntington or First Michigan Bank since 1984. Mr. Carpenter is a graduate of Hope College, Holland, Michigan.

  William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

  Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

  Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Short/Intermediate Fixed Income Securities Fund and the Fixed Income Securities Fund since October

1989. Mr. Geis began co-managing the Mortgage Securities Fund in April 1998. Mr. Geis, a Chartered Financial Analyst, serves as Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctorate from Capital University.

  James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 12 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

DISTRIBUTION OF TRUST SHARES

  SEI Investments Distribution Co., One Freedom Valley Road, Oaks, Pennsylvania 19456, is the principal distributor for shares of each Fund. It is a Delaware corporation and is the principal distributor for a number of investment companies.

ADMINISTRATION OF THE FUNDS

  Effective January 12, 1998, Huntington became the administrator of the Funds, providing certain administrative personnel and services necessary to operate the Funds. For these services, each of the Funds pays a fee, computed and payable daily, to Huntington at an annual rate of 0.11% of their average daily net assets. SEI Fund Resources has entered into an agreement with Huntington pursuant to which SEI Fund Resources provides certain administrative services to the Funds. The fees paid to SEI Fund Resources under this agreement are paid by Huntington and not by the Funds.

CUSTODIAN, RECORDKEEPER, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  Huntington acts as custodian and recordkeeper of the Trust's investments and other assets, except for the Mortgage Securities Fund, where Huntington acts only as custodian. Huntington receives custody and recordkeeping fees of 5.6 basis points (0.056%) for each Fund except the Mortgage Securities Fund, for which Huntington receives 2.6 basis points (0.026%) for custody services only. American Data Services, Inc., acts as recordkeeper for the Mortgage Securities Fund for which it receives an annual fee of $35,000. Effective January 1, 1998, State Street Bank and Trust Company began serving as the Trust's transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

  The independent accountants for the Trust are KPMG Peat Marwick, LLP, Columbus, Ohio.

                            DISTRIBUTIONS AND TAXES

MONEY MARKET FUNDS

  All of the net income of both classes of shares of each Money Market Fund is declared each Business Day as a dividend to shareholders of record at the time of the declaration. A Money Market Fund's net income from the time of the immediately preceding dividend declaration consists of interest accrued or discount earned during such period (including both original issue and market discount) on the Money Market Fund's securities, less amortization of premium and the estimated expenses of each class of shares of the Money Market Fund. Shares of the Ohio Municipal Money Market Fund purchased prior to 10:30 a.m. (Eastern
Time) and shares of the Money Market Fund and U.S. Treasury Money Market Fund purchased prior to 1:00 p.m. (Eastern Time) begin earning dividends that day. Shares purchased after such time begin earning dividends on the following day. Dividends are declared daily and payable monthly.

  Although none of the Money Market Funds expects to realize long-term capital gains, any net long-term capital gains that may be realized will be paid annually. Each Money Market Fund expects to distribute any net realized short-term gains once each year, although it may distribute them more frequently if necessary in order to maintain the net asset value of each Money Market Fund at $1.00 per share.

OTHER FUNDS

  Dividends, if any, from the investment income of each Fund other than the Money Market Funds are declared and paid monthly to both classes of shares. Distributions resulting from any net realized capital gains of any Fund will be paid at least annually.

DISTRIBUTION OPTIONS

  Shareholders of the Money Market Funds may choose to receive all distributions in cash or to reinvest all distributions in additional Trust Shares of a Fund. Shareholders of other Funds may choose to receive all distributions in cash, to reinvest all distributions in additional Trust Shares, or to reinvest all capital gains distributions in additional Trust Shares and to receive all other distributions in cash. Shareholders may choose a distribution option by notifying the Mutual Fund Services Center of their selection. If a shareholder fails to choose a distribution option, all distributions will be reinvested in additional Trust Shares of the Fund making the distribution.

FEDERAL INCOME TAXES

  Additional information regarding federal income and certain taxes is contained in the Statement of Additional Information. The following is a general and abbreviated summary of certain applicable provisions of state law and the Code and Treasury regulations currently in effect. State law, the Code and regulations are subject to change by legislative or administrative action. A Fund's distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser to determine the precise effect of an investment in a Fund on their particular tax situation.

  Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income (and gains, if any) paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income (and net short-term capital gains, if any) on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria. In addition, in order for each of the Single State Fund's distributions to qualify as "exempt interest dividends", at least 50% of each Fund's assets must consist of obligations described in Section 103(a) of the Internal Revenue Code at the end of each quarter.

  Shareholders should note that in certain cases (i) the Single State Funds will be required to withhold 31% of dividends or sale proceeds otherwise due to a shareholder and (ii) in addition to federal taxes, state and local taxes may apply to transactions in shares. The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, shareholders are afforded tax-exempt treatment at the state and local levels for distributions derived from interest on municipal securities of the shareholder's state of residency.

  For federal income tax purposes, distributions (other than exempt-interest dividends) will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to distributions of net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable as such, regardless of how long shares have been held. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

  Single State Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. However, if a shareholder receives social security or railroad retirement benefits, the shareholder should consult a tax adviser to determine what effect, if any, an investment in any of the Single State Funds may have on the taxation of such benefits. In addition, an investment in any of the Single State Funds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

  If a shareholder receives an exempt-interest dividend with respect to a share and holds the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the amount of such exempt-interest dividend. The Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations have been issued as of the date of this Prospectus.

  In addition, any loss (not already disallowed as provided in the preceding paragraph) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

  For all Funds other than the Single State Funds, all dividends and capital gains dividends are taxable whether they are reinvested in a Fund or received in cash, unless a shareholder is exempt from taxation or entitled to tax deferral. Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Distributions of net capital gains designated by a Fund as a capital gain dividend will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares, and regardless of whether the distributions are reinvested in additional shares or received in cash. Dividends paid from a Fund's net investment income which includes the Fund's net realized short-term capital gains, are taxable to shareholders as ordinary income.

  Generally, shareholders will be taxed, where applicable, on dividends or distributions in the year of receipt; however, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

  The redemption, sale or exchange of shares of a Fund for shares of another Huntington Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 after the date that the shares are disposed of.

  If a shareholder has not furnished a certified correct TIN (generally the shareholder's social security number) or has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Funds that the TIN listed on the shareholder's account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of federal income taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership, non-U.S. trust, non-U.S. estate and non-U.S. corporation shareholder accounts. Certain non-resident aliens will be subject to non-resident alien tax withholding. The amount withheld is dependent on the country of citizenship.

  Dividends and distributions may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

  Early in each year the Funds will notify shareholders of the amount and the federal income tax status of the distributions paid or deemed paid by the Funds during the preceding year.

OHIO PERSONAL INCOME TAXES

  Dividends received from the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund (the "Ohio Funds") that are derived from interest on Ohio tax-exempt securities are exempt from the Ohio personal income tax. Specific state statutes authorizing the issuance of certain Ohio tax-exempt securities provide that the interest on and gain from the sale or other disposition of such obligations are exempt from all taxation in the State. Dividends on shares of an Ohio Fund which are attributable to interest on or gain from the sale of obligations issued pursuant to such statutes should be exempt from the Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends or any intangible property including shares of the Ohio Funds, except that municipalities that taxed the types of intangible income which were not exempt from municipal income taxation on or before April 1, 1986, may tax such intangible income if such a tax was approved by the electors of the municipality in an election held on November 8, 1988. Ohio residents should consult their own tax adviser regarding potential municipal income tax liability in connection with their investment in an Ohio Fund. The description in this paragraph, which is only a summary of the Ohio tax treatment of dividends paid by the Ohio Funds, is based upon current statutes and regulations and upon current policies of the Ohio Department of Taxation, all of which are subject to change.

MICHIGAN PERSONAL INCOME TAXES

  Individual shareholders of the Michigan Tax-Free Fund residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Tax-Free Fund complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

  Other distributions from the Michigan Tax-Free Fund, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

  Income from the Michigan Tax-Free Fund, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

  The Michigan Department of Treasury has issued rulings which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

                           ORGANIZATION OF THE TRUST

  The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to The Huntington Funds on January 1, 1999. A copy of the Trust's Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this Prospectus, the Trustees have established two classes of shares, known as Trust Shares and Investment Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, the Growth Fund, the Income Equity Fund, the Mortgage

Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/Intermediate Fixed Income Securities Fund. Investment Shares of the Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

  Trust Shares and Investment Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

VOTING RIGHTS

  Shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

  As of April 17, 1998, Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 491,801,453 shares (99.3%) of the Trust Shares of the Money Market Fund; 90,438,076 shares (100.0%) of the Trust Shares of the Ohio Municipal Money Market Fund; 473,180,392 shares (99.6%) of the Trust Shares of the U.S. Treasury Money Market Fund; 6,549,389 shares (99.2%) of the Trust Shares of the Growth Fund; 5,876,675 shares (98.4%) of the Trust Shares of the Income Equity Fund; 4,506,045 shares (98.2%) of the Trust Shares of the Mortgage Securities Fund; 2,847,068 shares (94.5%) of the Trust Shares of the Ohio Tax-Free Fund; 2,370,918 shares (95.1%) of the Trust Shares of the Michigan Tax-Free Fund; 7,263,858 shares (99.3%) of the Trust Shares of the Fixed Income Securities Fund; 11,349,354 shares (99.8%) of the Trust Shares of the Intermediate Government Income Fund; and 6,373,256 shares (99.1%) of the Trust Shares of the Short/Intermediate Fixed Income Securities Fund, and therefore, may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As of April 17, 1998, National Financial Services Corp., New York, NY, was the owner of record of approximately 82,210,532 shares (33.9%) and Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 98,757,116 shares (40.7%) of the Investment Shares of the Money Market Fund; Telamon, Indianapolis, IN, was the owner of 7,353,945 shares (6.1%) and Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 106,302,205 shares (88.1%) of the Investment Shares of the Ohio Municipal Money Market Fund; John B. and Donaldeen A. Payne, Columbus, OH, were the owners of 2,055 shares (17.5%), Joseph E. Segna, Columbus, OH, was the owner of 1,374 shares (11.7%), John M. (a Trustee of the Trust) and Claire Shary, Columbus, OH, were the owners of 1,364 shares (11.6%), Deborah M. and Adam B. Maximoff, Indianapolis, IN, were the owners of 874 shares (7.4%), Lucille R. Weiss, Wooster, OH, was the owner of 754 shares (6.4%), William R. and Nancy R. Wise, Westerville, OH, were the owners of 648 shares (5.5%), and Gretchen Sheridan and Robert G. White, Carmel, IN, were the owners of 614 shares (5.2%) of the Investment Shares of the Income Equity

Fund; William J. Umberg, Cincinnati, OH, was the owner of 5,660 shares (7.7%) and Cincinnati Institute of Fine Arts, Cincinnati, OH, was the owner of 4,615 shares (6.3%) of the Investment Shares of the Fixed Income Securities Fund; James E. Dill, Lockbourne, OH, was the owner of 7,357 shares (5.6%) of the Investment Shares of the Mortgage Securities Fund; Huntington, acting in various capacities for numerous accounts, was the owner of record of approximately 33,818,787 shares (56.2%) and Allied Fidelity Insurance Co., Indianapolis, IN, was the owner of record of approximately 3,973,828 shares (6.6%) of the Investment Shares of the U.S. Treasury Money Market Fund; Ursula E.M. and William J. Umberg, Cincinnati, OH, were the owners of 8,814 shares (12.6%), John W. and Arlene J. Warbritton, Westerville, OH, were the owners of 6,332 shares (9.1%), and Michael M. and Mary Ann Machowsky, Jr., Rossford, OH, were the owners of 4,612 shares (6.6%) and Evelyn V. Culbertson, Columbus, OH, was the owner of 4,523 shares (6.5%) of the Investment Shares of the Ohio Tax-Free Fund; Advanced Clearing, Omaha, NE, was the owner of record of approximately 28,209 shares (8.7%) of Investment Shares of the Intermediate Government Income Fund. Such persons or entities may, for certain purposes, be deemed to control the respective Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but may hold special meetings from time to time.

  Trustees may be removed by the Trustees or by shareholders at a meeting called for that purpose. For information about how shareholders may call such a meeting and communicate with other shareholders for that purpose, see the Statement of Additional Information.

  To the extent that matters arise requiring a shareholder vote in which Huntington may have a conflict of interest, Huntington will engage in a voting practice known as reflexive voting, whereby the votes of those shares over which it exercises discretion will be voted in proportion to the votes cast by the other record owners.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular class of shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund or such class, or (b) 67% or more of the shares of the Trust or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund or such class are represented in person or by proxy.

                       PERFORMANCE DATA AND COMPARISONS

  Yield and total return data for both classes of shares may, from time to time, be included in advertisements about the Funds.

  Each of the Money Market Funds may show its yield and effective yield for both classes of shares. A Money Market Fund's yield represents an annualization of the change in value of a shareholder account excluding any capital changes in the Fund for a specific seven-day period. Effective yield compounds the Money Market Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield.

  Yield for both classes of shares of each of the other Funds is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. With respect to the Single State Funds, the tax-equivalent yield of each class of shares shows the effect on performance of the tax-exempt status of distributions received from a Single State Fund. Tax-equivalent yield reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to a Single State Fund's tax-exempt yield. Total return for the one-year period and for the life of a Fund through the most recent calendar quarter represents the average annual compounded rate of return on a $1,000 investment in each class of the Fund. Total return may also be presented for other periods.

  Yield, effective yield, tax-equivalent yield, and total return will be calculated separately for Trust Shares and Investment Shares. Because Investment Shares are subject to 12b-1 fees, the yield, effective yield, tax-equivalent yield, and total return for Investment Shares will be lower than that of Trust Shares for the same period. In addition, the sales load applicable to Investment Shares of the Growth Fund, Income Equity Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund and Intermediate Government Income Fund also contributes to a lower total return for such Funds' Investment Shares. The total return figures quoted in advertisements will normally reflect the effect of the maximum sales load. However, from time to time, these advertisements may include total returns which do not reflect the effect of an applicable sales load.

  All data is based on a Fund's past investment results and is not intended to indicate future performance. Investment performance for both classes is based on many factors, including market conditions, the composition of a Fund's portfolio, and the operating expenses of a Fund or a particular class. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

  From time to time, advertisements for a Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries regarding the Funds should be directed to The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attn: Investor Services.

                            OTHER CLASSES OF SHARES

  Each of the Funds also offers another class of shares called Investment Shares, although the Short/Intermediate Fixed Income Securities Fund is not presently offering such shares to the public. Investment Shares are sold primarily through The Huntington Investment Company or your Huntington Personal Banker pursuant to respective agreements between The Huntington Investment Company or Huntington and the Distributor. Investment Shares are sold at net asset value plus, in the case of the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/Intermediate Fixed Income Securities Fund, an applicable sales charge. Purchases of Investment Shares are subject to a minimum initial investment of $1,000.

  Trust Shares and Investment Shares of any Fund are subject to certain of the same expenses; however, Investment Shares are distributed under a Rule 12b-1 Plan pursuant to which the Distributor is paid a fee based upon a percentage of the average daily net assets attributable to a Fund's Investment Shares. Expense differences between a Fund's Trust Shares and Investment Shares may affect the performance of each class.

  Investors may obtain information about Investment Shares by contacting The Huntington Investment Company, Huntington Personal Bankers or the Investor Services at 614/480-5580 (in Ohio) or 800/253-0412 (outside the 614 Area
Code).

                            [HUNTINGTON FUNDS LOGO]

                                   [LOGO]


                         THE HUNTINGTON NATIONAL BANK.

                     a subsidiary of Huntington Bancshares

            Incorporated, is the Investment Advisor, Administrator,

               Custodian, and Recordkeeper of Huntington Funds.

                       SEI INVESTMENTS DISTRIBUTION CO.

                 is the Distributor and is not affiliated with

                         The Huntington National Bank.

                            [HUNTINGTON FUNDS LOGO]

             Huntington Funds Shareholder Services: 1-800-253-0412

                 Huntington Investment Company: 1-800-322-4600

          -Not FDIC Insured    -No Bank Guarantee    -May Lose Value

                                                                    Rule 497 (e)

                                                              File No. 33-11905


                               THE HUNTINGTON FUNDS

                       INVESTMENT SHARES AND TRUST SHARES
                                       OF
                         THE HUNTINGTON MONEY MARKET FUND
                  THE HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
                    THE HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                  THE HUNTINGTON U.S. TREASURY MONEY MARKET FUND
                            THE HUNTINGTON GROWTH FUND
                         THE HUNTINGTON INCOME EQUITY FUND
                      THE HUNTINGTON MORTGAGE SECURITIES FUND
                         THE HUNTINGTON OHIO TAX-FREE FUND
                       THE HUNTINGTON MICHIGAN TAX-FREE FUND
                    THE HUNTINGTON FIXED INCOME SECURITIES FUND
                THE HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
          THE HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND


                                   FORM N-1A
                                    (PART B)

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information contains information which may be of interest to investors in The Huntington Funds (the "Trust") but which is not included in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the applicable Prospectus for Trust Shares or Investment Shares of Huntington Florida Tax-Free Money Fund dated December 10, 1998, or the applicable Prospectus dated April 30, 1998, for Trust Shares or Investment Shares of the other Funds of the Trust. This Statement should be read together with the applicable Prospectus. Investors may obtain a free copy of a Prospectus by calling Huntington at 800-253-0412.

                                 April 30, 1998
             As supplemented December 10, 1998 and January 1, 1999

TABLE OF CONTENTS


Definitions.................................................................... 1
Investment Objectives and Policies............................................. 1
     Foreign Securities........................................................ 1
     Shares of Other Mutual Funds.............................................. 2
     Securities Loans.......................................................... 2
     When-Issued and Delayed Delivery Transactions............................. 2
     Tax-Exempt Securities..................................................... 3
     Special Risk Factors Applicable to the Ohio Tax-Exempt Funds.............. 5
     Special Risk Factors Applicable to the Michigan Tax-Free Fund............. 7
     Special Risk Factors Applicable to the Florida Tax-Free Money Fund........ 9
     Mortgage-Related Securities...............................................10
     Options on Securities.....................................................11
     Risk Factors in Options Transactions......................................12
     Futures Contracts.........................................................13
     Special Risks of Transactions in Futures Contracts and Related Options....17
     Foreign Currency Transactions.............................................18
     Zero-Coupon Securities....................................................20
Investment Restrictions........................................................21
     Portfolio Turnover........................................................23
Management of the Trust........................................................24
     Trustees and Officers.....................................................24
     Fund Ownership............................................................25
     Trustees Compensation.....................................................28
     Investment Adviser........................................................28
     Glass-Steagall Act........................................................30
     Portfolio Transactions....................................................30
     Brokerage and Research Services...........................................31
     Administrator.............................................................32
     Sub-Administrator.........................................................33
     Distributor...............................................................33
     The Distribution Plan.....................................................33
Determination of Net Asset Value...............................................34
Additional Purchase Information-Payment in Kind................................38
Taxes..........................................................................38
     Federal Income Taxation...................................................38
     State Taxation............................................................40
Dividends and Distributions....................................................42
     Money Market Funds........................................................42
     Other Funds...............................................................43
Performance Information........................................................43
     Money Market Funds........................................................44
     Other Funds...............................................................44
     Tax-Equivalent Yield......................................................46
     Tax-Equivalency Tables....................................................48
Custodian......................................................................51
Transfer Agent and Dividend Disbursing Agent...................................51
Independent Auditors...........................................................52
Additional Information.........................................................52
     Shareholder Meetings......................................................52
     Shareholder Inquiries.....................................................52
Financial Statements...........................................................53
Appendix--Description of Bond Ratings..........................................54

DEFINITIONS



"Funds"                         --      Each of the separate investment portfolios of the Trust.

"Single State Funds"            --      Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund and
                                        Florida Tax-Free Money Fund.

"Money Market Funds"            --      Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market
                                        Fund and Florida Tax-Free Money Fund.

"Trust"                         --      The Huntington Funds.

"Huntington"                    --      The Huntington National Bank, the Trust's investment adviser and administrator.

"1940 Act"                      --      The Investment Company Act of 1940, as amended.

"SEI Administrative"            --      SEI Fund Resources, the Trust's sub-administrator.

"Prospectus"                    --      Each of the separate Prospectuses for the Trust Shares and the Investment Shares
                                        of the Funds.

"SEI Investments"               --      SEI Investments Distribution Co., the Trust's distributor.

The Trust consists of twelve separate Funds with separate investment objectives and policies. All of the Funds offer two classes of shares known as Investment Shares and Trust Shares. The investment objectives and policies of each of the Funds of the Trust are described in the applicable Prospectus for either Trust Shares or Investment Shares. This Combined Statement of Additional Information (the "Statement") relates to both Trust Shares and Investment Shares. A Fund's Trust Shares and Investment Shares are sometimes referred to as "shares." Capitalized terms used but not defined herein have the meanings as set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Except as described below under "Investment Restrictions" or as otherwise indicated, the investment policies described in the Prospectus and in this Statement are not fundamental.

The investment practices and techniques described below may be used by certain of the Funds. See the Prospectus to determine whether a particular Fund may engage in any such practice or technique.

FOREIGN SECURITIES

Except as otherwise limited by a Fund's investment objective and policies as described in the Prospectus, a Fund may invest in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of a Fund, will be held by the Trust's custodian or by a sub-custodian. For information regarding transactions relating to foreign currency exchange rates, see "Foreign Currency Transactions" below.

SHARES OF OTHER MUTUAL FUNDS

Each of the Growth Fund, the Fixed Income Securities Fund, the Mortgage Securities Fund, and the Short/ Intermediate Fixed Income Securities Fund may invest up to 5% of its total assets in the shares of money market mutual funds (other than the Trust's Money Market Funds) for liquidity purposes. The Ohio Municipal Money Market Fund may also invest up to 5% of its total assets in the shares of one or more tax-exempt money market mutual funds for liquidity purposes. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly. Under the 1940 Act, a Fund may not invest more than 5% of its total assets in the shares of any one mutual fund, nor may a Fund own more than 3% of the shares of any one fund; in addition, although each Fund intends to limit its investments in mutual funds to no more than 5% of total assets, under the 1940 Act, no more than 10% of a Fund's total assets may be invested at any one time in the shares of other funds.

SECURITIES LOANS

In order to generate additional income, a Fund may make secured loans of its portfolio securities amounting to not more than 20% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans may be made to brokers, dealers or financial institutions pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government obligations at least equal at all times to 102% of the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. With the exception of the Mortgage Securities Fund, which may invest a percentage of its total assets in securities purchased on a when-issued or delayed delivery basis which is disclosed in the Prospectus, a Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

TAX-EXEMPT SECURITIES

The Ohio Tax-Free Fund, The Michigan Tax-Free Fund, the Ohio Municipal Money Market Fund and the Florida Tax-Free Money Fund (the "Tax-Exempt Funds") will invest primarily in debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. The types of securities are frequently referred to as "tax-exempt securities". Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities.

In addition, the Tax-Exempt Funds may invest in certain debt obligations known as "private activity bonds" (sometimes called "industrial development bonds"). In the case of the Ohio Tax-Free Fund, private activity bonds may be purchased only if the interest is not treated as a preference item for purposes of the federal alternative minimum tax. Private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Exempt Funds may not be a desirable investment for "substantial users" of facilities which are financed by private activity bonds or industrial development bonds or for "related persons" of substantial users, for whom dividends attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Tax-Exempt Funds.

The two principal classifications of tax-exempt securities are general obligation securities and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds generally are revenue securities and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the private user (and any guarantor).

Tax-exempt securities include tax-exempt notes and tax-exempt commerical paper. These kinds of securities are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs") and bond anticipation notes ("BANs"). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Tax-Exempt Funds may invest in tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities will to the same extent as interest on such tax-exempt securities be exempt from federal income tax and applicable state income taxes and, as to the Ohio Tax-Free Fund only, that the interest will not be treated as a preference item for purposes of the federal alternative minimum tax.

The Tax-Exempt Funds may also invest in tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the municipal obligation plus accrued interest. The Funds will generally intend to exercise the demand on a letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Tax-Exempt Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on the tax-exempt securities in which it holds such participation interest is exempt from federal regular income tax and applicable state income taxes and, as to the Ohio Tax-Free Fund only, that interest will not be treated as a preference item for purposes of the federal alternative minimum tax.

SPECIAL RISK FACTORS APPLICABLE TO THE OHIO TAX-EXEMPT FUNDS

"Ohio tax-exempt securities" refer to tax-exempt securities issued by or on behalf of the State of Ohio or its authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income taxes. Since the Ohio Tax-Free Fund and the Ohio Municipal Money Market Fund invest primarily in Ohio tax-exempt securities, the value of these Funds' shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio tax-exempt securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The Ohio Municipal Money Market Fund may invest in Ohio tax-exempt securities only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). In addition, the Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities that are credit-enhanced by domestic or foreign banks. Changes in credit quality of these banking institutions could cause losses to this Fund and affect its share price.

Generally, the creditworthiness of Ohio tax-exempt securities of local issuers is unrelated to that of obligations of the State of Ohio itself, and the state has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio tax-exempt securities or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio tax-exempt securities, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half of the state's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, Ohio's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly rate for Ohio was 5.7%, compared to the 5.5% national figure. However, for the last seven years Ohio's rates have been below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of Ohio.

Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund, for which the personal income and sales-use taxes are the major sources. Growth and depletion of General Revenue Fund ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. Ohio has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending. The General Revenue Fund appropriations act for the 1998-99 biennium was passed on June 25, 1997, and promptly signed (after selective vetoes) by the Governor. All necessary General Revenue Fund appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

The incurrence or assumption of debt by the State of Ohio without a vote of the people is, with limited exceptions, prohibited by current state constitutional provisions. The State of Ohio may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the state from assuming the debts of any local government or corporation, with certain limited exceptions.

By constitutional amendments, Ohio voters have authorized the incurrence of State of Ohio debt and the pledge of taxes or excises to its payment. At September 26, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such state debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

State of Ohio and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from state subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the state to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March
1998) to permit time for responsive corrective actions. A small number of the state's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of state subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in fiscal 1994, $71.1 million for 29 districts in fiscal 1995 (including $29.5 million for one district), $87.2 million for 20 districts in fiscal 1996 (including $42.1 million for one district), and $113.2 million for 12 districts in fiscal 1997 (including $90 million to one district for restructuring its prior loans), and $23.4 million for 10 districts in fiscal 1998.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Similar procedures have recently been extended to counties and townships. Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision had been applied to six districts, and ten districts were on preliminary "fiscal watch" status.

At present the State of Ohio itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Ohio Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Although the State of Ohio's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on state and local governmental finances will not adversely affect the market value of Ohio tax-exempt securities held in the portfolios of the Ohio Tax-Free Fund or the Ohio Municipal Money Market Fund, or the ability of the obligors of such Ohio tax-exempt securities to make required payments on or leases relating to such obligations.

SPECIAL RISK FACTORS APPLICABLE TO THE MICHIGAN TAX-FREE FUND

"Michigan tax-exempt securities" refer to tax-exempt securities issued by or on behalf of the State of Michigan or its authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel at the time of issuance, is exempt from both federal income tax and Michigan personal income taxes. Because the Michigan Tax-Free Fund will invest primarily in Michigan tax-exempt securities, its investment performance is especially dependent on Michigan's prevailing economic conditions. As a result, the value of this Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of states. In addition, to provide somewhat greater investment flexibility, the Michigan Tax-Free Fund is also a "non-diversified" fund and, as such, is not required to meet any diversification requirements under the 1940 Act. The Michigan Tax-Free Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a smaller number of issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy non-tax diversification requirements. While the Adviser believes that the ability to concentrate its investments in particular issuers is an advantage when investing in Michigan tax-exempt securities, such concentration also involves a risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline. Investment in a non-diversified fund could therefore entail greater risks than investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price. The Michigan Tax-Free Fund must nevertheless meet certain diversification tests to qualify as a "regulated investment company" under the Code.

Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. According to the State Department of Management and Budget, the U.S. Bureau of Economic Analysis and the U.S. Bureau of Census, Michigan's population has grown since the 1990 Census by 5.2%, to approximately 9,774,000 people, while its civilian labor force over 16 years of age has grown by 8.3% and personal income of its residents has grown by over 43% during that time. Legislation in Michigan requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The state's economic forecast for calendar years 1998 and 1999 projects healthy growth in the national economy, and it assumes moderate inflation accompanied by steady interest rates. Real gross domestic product is projected to grow 3.1% in calendar 1998 and 2.0% in calendar 1999. Nationally, car and light truck sales are expected to total 14.9 million units in both calendar 1998 and 1999.

The state's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. This growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 4.1% in 1998 and 4.4% in 1999, continuing the recent trend of Michigan's unemployment rate being below the national average for six consecutive years.

The principal revenue sources for the state's General Fund are state taxes from sales, personal income, single business, and excise taxes (approximately 56% of total General Fund revenues) and federal and non-tax revenues (approximately 44% of total revenues). Under the Michigan Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, have produced General Fund surpluses of $81.9 million in fiscal 1995, $196.5 million in fiscal 1996 and $12.7 million in fiscal 1997. Fiscal year 1998 General Fund revenues are expected to be $8,590.0 million, an increase of 3.2% over the previous year. Fiscal year 1998 expenditures are projected at $8,601.7 million, an increase over fiscal 1997 of 3.5%, principally due to projected increases in expenditures for education and public protection.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 state personal income. If any fiscal years' revenues exceed the revenue limitation of one percent or more, the entire amount of the excess must be related in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the state's Budget Stabilization Fund. The unreserved balance of this Budget Stabilization Fund on September 30, 1997, was estimated to be $646.3 million.

Since 1994, Michigan has financed the principal portion of the costs of local public school operations as a state budget item, and has shifted the responsibility for financing such costs away from local school units. To provide funding for these additional state budget obligations, the Legislature has enacted a series of taxes and tax increases, and has exempted all property in Michigan from millages levied for local and intermediate school district operating purposes, other than millages levied for community colleges. These additional state revenues are included within the state's constitutional revenue limitations and may impact the state's ability to raise additional revenues in the future.

Although revenue obligations of Michigan or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Tax-Free Fund or the ability of the respective obligors to make required payments on such obligations.

SPECIAL RISK FACTORS APPLICABLE TO THE FLORIDA TAX-FREE MONEY FUND

"Florida tax-exempt securities" refer to tax-exempt securities issued by the state of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, and which pay interest that is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Because the Florida Tax-Free Money Fund will invest primarily in Florida tax-exempt securities, its investment performance is especially dependent on Florida's prevailing economic conditions. The Florida Tax-Free Money Fund may invest in Florida tax-exempt securities only if rated at the time of purchase within the two highest grades assigned by any two NRSROs (or by any one NRSRO if the obligation is rated by only that NRSRO).

In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The state has grown dramatically since 1980 and, as of April 1, 1997, Florida ranked fourth in the nation, with an estimated population of 14.7 million. The service and trade sectors constitute Florida's largest employment sectors, with services currently accounting for 34.9% and trade accounting for 25.6% of the state's of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The job creation rate for the state is almost twice that of the nation's rate as a whole. Since 1995, Florida's unemployment rate has again been below the nation's average. In 1997, Florida's unemployment rate was 4.8%, while the nation's was 4.9%.

South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the state are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the state as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the state economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

The State operates under an annual budget. Under the State Constitution and aplicable statutes, the budget as a whole and each separate fund within the State budget must be kept in balance from currently available revenues during each State fiscal year (July 1 through June 30). Moneys are expended pursuant to appropriations acts. In fiscal year 1996-97, an estimated 67 percent of total direct revenues were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. The largest single source of tax receipts in Florida is the 6% sales and use tax and the second largest source of tax receipts (including those distributed to local governments) is the tax on motor fuels. Other tax receipts sources include an alcoholic beverage tax (an excise tax), a corporate income tax, a documentary stamp tax, a gross receipts tax, intangible personal property tax and and estate tax. The Florida Lottery produced sales of $2.09 billion of which $792.3 million dollars was used for education in fiscal year 1996-97. Estimated revenues of $16,877.6 million for 1997-98 represent an increase of 7.2% over revenues for 1996-1997. Esimated revenues for 1988-99 of $17,627.0 million represent an increase of 4.4% over 1997-1998.

Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to state bonds.

Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the state or local government, could affect or adversely impact on Florida's financial condition.

MORTGAGE-RELATED SECURITIES

A Fund may invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), in other mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or those issued by nongovernmental entities, and in collateralized mortgage obligations.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA or by government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-related securities may also be assembled and sold by nongovernment entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS").
The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

OPTIONS ON SECURITIES

Writing covered options. A Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Huntington such transactions are consistent with the Fund's investment objectives and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event that option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of a Fund's options strategies depends on the ability of Huntington to forecast interest rate and market movements. For example, if a Fund were to write a call option based on Huntington's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on Huntington's expectations that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when Huntington deems it desirable to do so. Although a Fund will take an option position only if Huntington believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.
As a result, option premium may not reflect the current prices of the underlying interest in the United States.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Huntington will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Huntington to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Huntington believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Huntington may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

FUTURES CONTRACTS

Futures on debt securities and related options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities-- assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when Huntington expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to Huntington's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

U.S. Treasury security futures contracts and options. If a Fund invests in tax-exempt securities issued by a governmental entity, the Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. Successful use of U.S. Treasury security futures contracts by a Fund is subject to Huntington's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the Fund's tax-exempt securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury securities futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio. Huntington will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely. A Fund will only purchase or sell Treasury security futures or related options when, in the opinion of Huntington, price movements in Treasury security futures and related options will correlate closely with price movements in tax-exempt securities in which the Fund invests.

Index futures contracts and options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

A Fund will purchase and sell index futures in order to hedge its investments. To hedge its investments successfully, however, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. Huntington will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Huntington's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Huntington may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FOREIGN CURRENCY TRANSACTIONS

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by it are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Forward foreign currency exchange contracts and foreign currency futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although it is intended that a Fund will purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign currency options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Huntington believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RESTRICTIONS


Without a vote of a majority of the outstanding shares of a Fund, the Trust shall not take any of the following actions with respect to such Fund:

(1) Except for the Single State Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

(2)  Purchase more than 10% of the voting securities of any issuer.

(3) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Single State Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than state-wide, national or international development) affecting one such municipal obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

(4) Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

(5) Except for investments by the Money Market Fund in commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees, invest more than 10% (15% in the case of the Government Income

     Fund) of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options.

(6) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness, except that each of the Michigan Tax-Free Fund, Intermediate Government Income Fund and Florida Tax-Free Money Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% (10% for the Florida Tax-Free Money Fund) of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

(7) Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.

(8) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

(10) Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

(11) Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

(12) Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, the Funds may lend their portfolio securities to brokers, dealers or other institutional investors deemed by Huntington, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% of the value of the total assets of the Funds and the loan is collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

(13) Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the Investment Company Act of 1940 and exemptive Rules or Orders thereunder.

(14) Issue senior securities.

(15) Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the investment adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to
     Section 12(d)(1) of the Investment  Company  Act  of  1940.

All percentage limitations on investments will apply at the time of the making of an investment and should not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rates for each of the following Funds were as follows:

     FUND                                                1996   1997
     ----                                                ----   ----
     Growth Fund......................................    21%    12%
     Income Equity Fund...............................    25%    24%
     Mortgage Securities Fund.........................    90%    63%
     Ohio Tax-Free Fund...............................     6%    14%
     Fixed Income Securities Fund.....................    16%   116%
     Short/Intermediate Fixed Income Securities Fund..    39%   160%

The Adviser estimates that the portfolio turnover rate for the Michigan Tax-Free Fund will not exceed 35% during its first fiscal year and that the portfolio turnover rate for the Intermediate Government Income Fund will not exceed 25% during its first fiscal year. During the fiscal year ended December 31, 1997, portfolio turnover for each of the Fixed Income Securities Fund and the Short/Intermediate Fixed Income Securities Fund increased due to a decision by the Adviser to increase corporate exposure in both Funds. Portfolio turnover in excess of 100% is not expected to continue for either Fund. The increase in portfolio turnover in 1997 over 1996 for the Ohio Tax-Free Fund was primarily due to increased trading in order to extend the average life of the portfolio. A decrease in portfolio turnover for the Growth Fund resulted principally from management of the impact of capital gains on shareholders. For the Mortgage Securities Fund, decreased portfolio turnover resulted primarily from movement towards management of the portfolio as a more traditional mortgage fund. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

Trustees and officers of the Trust and their principal occupations during the past five years are as set forth below.

                                              POSITION(S)
                                              HELD WITH               PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                         THE TRUST               DURING PAST FIVE YEARS
---------------------                         -----------             ----------------------
David S.Schoedinger                           Trustee                 Chairman of the Board, Schoedinger Funeral
229 East State Street                                                 Service; President Schoedinger Financial
Columbus, Ohio                                                        Services, Inc.; Past President, Board of
Birthdate:  November 27, 1942                                         Directors of National Selected (1992-1993)


John M. Shary                                 Trustee                 Former Member, Business Advisory Board,
3097 Walden Ravine                                                    DPEC-Data Processing Education Corp.;
Columbus, Ohio  43321                                                 Member, Business Advisory Board, Hublink,
Birthdate:  November 30, 1930                                         Inc.; Former Member, Business Advisory
                                                                      Board, Miratel Corporation; Member, Board
                                                                      of Directors, Applied Information
                                                                      Technology Research Center (1988-1992);
                                                                      Member, Board of Directors, AIT (1987-
                                                                      1992); Chief Financial Officer of OCLC
                                                                      Online Computer Library Center, Inc.
                                                                      (1972-1992).

William R. Wise                               Trustee                 Formerly, Corporate Director of Financial
613 Valley Forge Court                                                Services and Treasurer, Childrens Hospital,
Westerville, Ohio                                                     Columbus, Ohio; Associate Executive
Birthdate:  October 20, 1959                                          Director and Treasurer, Childrens Hospital,
                                                                      Columbus, Ohio (1985-1989).

Mark Nagle                                    President and           Vice President, Fund Accounting and
One Freedom Valley Road                       Chief Executive         Administration of SEI Fund Resources since
Oaks, Pennsylvania  19456                     Officer                 BISYS Fund Services from 1995 to 1996;
Birthdate:  October 20, 1959                                          Senior Vice President, Fidelity
                                                                      Investments from 1981-1995.


Robert DellaCroce                             Treasurer,              Director, Funds Administration and
One Freedom Valley Road                       Controller and          Accounting of SEI since 1994.  Senior Audit
Oaks, Pennsylvania  19456                     Chief Financial         Manager, Arthur Anderson LLP, from 1986
Birthdate:  December 17, 1963                 Officer                 to 1994.

Kathryn L. Stanton                            Vice President and      Vice President and Assistant Secretary of
One Freedom Valley Road                       Secretary               SEI Corporation since 1994; Associate
Oaks, Pennsylvania  19456                                             attorney with Morgan, Lewis and Bockius
Birthdate:  November 19, 1958                                         (1989-1994).

Todd Cipperman                                Vice President and      Vice President and Assistant Secretary of
One Freedom Valley Road                       Assistant Secretary     SEI Corporation since 1995; Associate
Oaks, Pennsylvania  19456                                             attorney with Dewey Ballantine (1994-
Birthdate:  February 14, 1966                                         1995); Associate attorney with Winston &
                                                                      Strawn (1991-1994).

Joseph M. Lydon                               Vice President and      Director of Business Administration-Fund
One Freedom Valley Road                       Assistant Secretary     Resources, a division of SEI Corporation
Oaks, Pennsylvania  19456                                             since 1995; Vice President of Fund Group,
Birthdate:  September 27, 1959                                        Vice President of the Advisor-Dremen Value
                                                                      Management, L.P., and President of Dremen
                                                                      Financial Services, Inc. (1993-1997).

Joseph M. O'Donnell                           Vice President and      Vice President and Assistant Secretary of
One Freedom Valley Road                       Assistant Secretary     SEI since 1998, Vice President and General
Oaks, Pennsylvania  19456                                             Counsel, FPS Service, Inc. (1993-1997).
Birthdate:  November 13, 1951

Kevin P. Robbins                              Vice President and      Senior Vice President, General Counsel and
One Freedom Valley Road                       Assistant Secretary     Secretary of SEI Corporation since 1994.
Oaks, Pennsylvania  19456                                             Vice President and Assistant Secretary
Birthdate:  April 15, 1961                                            (1992-1994); Associate attorney with
                                                                      Morgan, Lewis & Bockius (1988-1992).

Bradley J. Schram                             Secretary               President and shareholder, Hertz, Schram
1760 S. Telegraph Road                                                & Saretsky, P. C. (attorneys)
Bloomfield Hills, Michigan  48302
Birthdate:  July 10, 1950



Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

FUND OWNERSHIP

As of September 10, 1998, the Trustees and officers as a group owned less than 1% of the shares of the Trust.

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Money Market Fund:
National Financial Services Corp., New York, NY, owned approximately 79,992,493 shares (32.75%); and Huntington, acting in various capacities for numerous accounts, owned approximately 110,533,088 shares (45.26%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 560,873,786 shares (99.54%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Ohio Municipal Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 123,729,274 shares (88.18%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Ohio Municipal Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 76,287,245 shares (100%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington U.S. Treasury Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 36,911,554 shares (66.90%); Allied Fidelity Insurance Co., Indianapolis, IN, owned approximately 4,055,684 shares (7.35%); and Frank E. Murphy, Wadsworth, OH, owned approximately 4,023,147 shares (7.29%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington U.S. Treasury Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 459,885,153 shares (99.62%).

As of September 10, 1998, no shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Growth Fund.

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Growth Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,466,440 shares (99.18%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Income Equity Fund: John
B. and Donaldeen A. Payne, Columbus, OH, owned approximately 2,072 shares (9.24%); Carol C. Hagemeier, Columbus, OH, owned approximately 1,809 shares (8.07%); Joseph E. Segna, Columbus, OH, owned approximately 1,371 shares (6.12%); John M. (a Trustee of the Trust) and Claire Shary, Columbus, OH, owned approximately 1,376 shares (6.14%); Larry McLernon, Dublin, OH owned approximately 1,315 shares (5.87%); William R. (a Trustee of the Trust) and Nancy R. Wise, Westerville, OH, owned approximately 1,160 shares (5.17%); and Gretchen Sheridan and Robert G. White, Carmel, IN, owned approximately 1,197 shares (5.34%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Trust Shares of The Huntington Income Equity Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 5,910,700 shares (98.23%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Mortgage Securities Fund:
James E. Dill, Lockbourne, OH, owned approximately 7,357 shares (5.66%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Mortgage Securities Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 4,341,795 shares (97.94%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Ohio Tax-Free Fund: John
W. and Arlene J. Warbritton, Westerville, OH, owned approximately 6,423 shares (8.89%); Ursula E.M. and William J. Umberg, Cincinnati, OH, owned approximately 8,616 shares (11.93%); Evelyn V. Culbertson, Columbus, OH, owned approximately 4,523 shares (6.26%); and Mary Ann and Michael M. Machowsky, Jr., Rossford, OH, owned approximately 4,612 shares (6.39%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Ohio Tax-Free Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 3,024,443 shares (98.91%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Michigan Tax-Free Fund:
Donald B. and Joyce E. Dobb, Muskegon, MI, owned approximately 48,586 shares (5.02%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Michigan Tax-Free Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 2,332,432 shares (100%).

As of September 10, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Fixed Income Securities
Fund: William J. Umberg, Cincinnati, OH, owned approximately 5,766 shares (8.10%); and the Cincinnati Institute of Fine Arts, Cincinnati, OH, owned approximately 4,615 shares (6.48%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Fixed Income Securities Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 7,629,590 shares (99.37%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Intermediate Government Income Fund: Advanced Clearing, Omaha, NE, owned approximately 27,682 shares (8.89%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Intermediate Government Income
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 11,141,122 shares (100%).

As of September 10, 1998, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Short/Intermediate Fixed Income Securities Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,360,103 shares (99.16%).

The Declaration of Trust of the Trust provides that the Trust will, to the fullest extent permitted by law, indemnify its Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

TRUSTEES COMPENSATION

During the fiscal year ended December 31, 1997, the Trustees received the following total compensation from the Trust for their services with respect to all of the Funds:

        NAME AND POSITION                           COMPENSATION
        -----------------                           ------------
        David S. Schoedinger, Trustee                  $13,000
        John M. Shary, Trustee and Chairman            $17,000
        William R. Wise, Trustee                       $13,000
        Richard Sisson, Trustee*                       $3,500


        * Mr. Sisson resigned from serving as Trustee effective April 15, 1997 in order to serve on the Board of Directors of HBI.

There are no pension or retirement plans or programs in effect for Trustees of the Trust. No officers of the Trust or of any other Fund receive compensation from the Trust or the Funds as officers or employees of the Trust of any such Fund.

INVESTMENT ADVISER

Huntington National Bank, is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"). With over $27 billion in assets as of September 30, 1998, HBI is a major Midwest regional bank holding company.

Under the investment advisory agreements between the Trust and Huntington (the "Investment Advisory Agreements"), Huntington, at its expense, furnishes continuously an investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine.

In providing investment advisory services to the various Funds, Huntington regularly provides the Funds with investment research, advice, and supervision and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may, from time to time, establish.

During the fiscal years ended 1995, 1996 and 1997, each of the Funds in operation during such periods paid fees to Huntington pursuant to the Investment Advisory Agreements as follows:

FUND                                                  1995         1996         1997
----                                                  ----         ----         ----
Money Market Fund................................  $1,080,916   $1,267,812   $1,438,732
Ohio Municipal Money Market Fund.................  $  157,618*  $  213,103*  $  315,663*
U.S. Treasury Money Market Fund..................  $  648,805   $  904,683   $1,103,305
Growth Fund......................................  $  790,352   $1,028,360   $1,249,265
Income Equity Fund...............................  $  764,733   $  958,682   $1,175,011
Mortgage Securities Fund.........................  $   20,000*  $  101,228*  $  122,798*
Ohio Tax-Free Fund...............................  $  307,084   $  313,954   $  327,550
Fixed Income Securities Fund.....................  $  672,320   $  697,359   $  745,513
Short/Intermediate Fixed Income Securities Fund..  $  660,192   $  627,097   $  622,863

------------
* During the fiscal year ended December 31, 1995, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $284,343 and $289,413, of which $126,725 and $269,413 were voluntarily waived. In addition, the Mortgage Securities Fund was reimbursed for other operating expenses in the amount of $15,000. During the fiscal year ended December 31, 1996, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $355,171 and $236,184, of which $142,068 and $134,956 were voluntarily waived. During the fiscal year ended December 31, 1997, gross investment advisory fees for the Ohio Municipal Money Market Fund and the Mortgage Securities Fund were, respectively, $414,395 and $204,663, of which $98,732 and $81,865 were voluntarily waived. During the fiscal years ended 1995, 1996 and 1997, Huntington paid $61,400, $69,922, and $86,734, respectively, to Piper Capital Management Incorporated ("Piper"), as sub-adviser to the Mortgage Securities Fund. The Sub-Investment Advisory Agreement between Huntington and Piper was automatically terminated under the Investment Company Act of 1940 upon the acquisition of Piper's parent company, Piper Jaffray Companies Inc., by U.S. Bancorp.

The Investment Advisory Agreements provide that Huntington shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of Huntington.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by Huntington on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

Because of the internal controls maintained by Huntington to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of Huntington's or its affiliates' lending relationships with an issuer. In January 1998, Huntington also began serving as a administrator to the Trust. See "Administrator" below.

GLASS-STEAGALL ACT

In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

Huntington believes that it possesses the legal authority to perform the services for the Trust contemplated by the Investment Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict Huntington from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Huntington, the Board of Trustees of the Trust would review the Trust's relationship with Huntington and consider taking all action necessary in the circumstances.

Should further legislative, judicial, or administrative action prohibit or restrict the activities of Huntington, its affiliates, and its correspondent banks in connection with customer purchases of shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Funds' method of operations would affect their net asset values per share or result in financial losses to any customer.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions maybe required to register as dealers pursuant to state law.

PORTFOLIO TRANSACTIONS

Huntington may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Huntington and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by Huntington. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Huntington to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Huntington places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Huntington, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Huntington receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Huntington and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to Huntington is not reduced because Huntington and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, Huntington may cause a Fund to pay a broker-dealer that provides brokerage and research services to Huntington an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Huntington's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

In the fiscal years ended December 31, 1995, 1996 and 1997, the Funds named below paid the following brokerage commissions:

FUND                                     1995      1996     1997
----                                    -------  --------  -------
Growth Fund..........................   $88,688  $ 76,783  $71,100
Income Equity Fund...................   $53,998  $107,966  $36,858

ADMINISTRATOR

Effective January 12, 1998, Huntington began serving as administrator to the Trust pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Pursuant to the Administration Agreement, Huntington provides the Trust with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and such other services as the Trustees may, from time to time, reasonably request and Huntington shall, from time to time, reasonably determine to be necessary to perform its obligations under the Administration Agreement. In addition, Huntington coordinates with other service providers and legal counsel to provide other services to the Trust. The Administration Agreement became effective on January 12, 1998, and will continue in effect for a period of two years, and thereafter will continue for successive one year periods, unless terminated by either party on not less than 60 days' prior written notice. Under certain circumstances, the Administration Agreement may be terminated on 45 days' prior written notice or immediately by the Trust without prior notice.

The Administration Agreement provides that Huntington shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the disregard by Huntington of its obligations and duties thereunder.

Prior to January 12, 1998, the Trust had retained SEI Administrative as its administrator since January 11, 1996. Prior to that time, the Trust had retained Federated Administrative Services ("Federated") as administrator.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid the following fees pursuant to its administration agreement with Federated or SEI Administrative, as the case may be:

FUND                                                 1995       1996      1997
----                                               ---------  --------  --------
Money Market Fund................................  $436,919*  $465,136  $528,872
Ohio Municipal Money Market Fund.................  $ 73,144*  $129,904  $151,945
U.S. Treasury Money Market Fund..................  $392,753*  $495,079  $606,818
Growth Fund......................................  $128,230*  $188,542  $229,032
Income Equity Fund...............................  $132,530   $175,636  $215,419
Mortgage Securities Fund.........................  $  9,502*  $ 52,094  $ 45,016
Ohio Tax-Free Fund...............................  $ 45,020*  $ 68,973  $ 72,061
Fixed Income Securities Fund.....................  $134,965*  $153,157  $164,031
Short/Intermediate Fixed Income Securities Fund..  $136,602   $137,753  $137,030

-----------
* During the fiscal year ended December 31, 1995, gross administrator fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, and Fixed Income Securities Fund were, respectively, $536,546, $141,152, $483,058,

$196,498, $84,644, $91,463, and $200,254, of which $99,627, $68,008, $90,305,
$68,268, $75,142, $46,443, and $65,289 were voluntarily waived, respectively.

SUB-ADMINISTRATOR

Huntington has entered into a Sub-Administration Agreement with SEI Administrative pursuant to which SEI Administrative provides certain administrative services to the Trust. Under this Agreement, Huntington will pay to SEI Administrative a periodic fee at an annual rate of 0.05% of the average daily net assets of all Funds. During the fiscal year ended December 31, 1997, Huntington served as sub-administrator and received from SEI Administrative (and not the Trust) a periodic fee at the annual rate of 0.05% of the average daily net assets of all Funds.

DISTRIBUTOR

The Trust also has a Distribution Agreement with SEI Distribution (formerly SEI Financial Services Co.), under which the Distributor sells and distributes shares of each of the Funds. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distribution Agreement may be terminated at any time as to any Fund on not more than 60 days' notice by vote of a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party or by the vote of a majority of the outstanding voting securities of the Fund.

THE DISTRIBUTION PLAN

The services provided and the fees payable under the Distribution Plan to which Investment Shares are subject are described in the Prospectus for Investment Shares under "Distribution of Investment Shares-Distribution Plan."

The Distribution Plan for all Funds other than the Income Equity Fund, the Short/Intermediate Fixed Income Securities Fund, the Michigan Tax-Free Fund and the Intermediate Government Income Fund was initially approved by the Trustees on November 8, 1995, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). It was similarly approved for the Income Equity Fund and the Short/Intermediate Fixed Income Securities Fund on October 23, 1996, for the Michigan Tax-Free Fund and the Intermediate Government Income Fund on March 18, 1998, and for the Florida Tax-Free Money Fund on October 21, 1998.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Investment Shares of that Fund. The Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the fee payable thereunder with respect to a Fund requires the approval of the holders of that Fund's Investment Shares. The Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to brokers, dealers and administrators pursuant to the agreement entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

The Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of all the Trustees, cast in person at a meeting called for such purpose. For so long as the Distribution Plan remains in effect, the selection and nomination of those Trustees who are not interested persons of the Trust (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds named below paid the following fees pursuant to the Distribution Plan:

        FUND                                  1995      1996      1997
        ----                                --------  --------  ---------
        Money Market Fund.................  $70,305   $95,463   $115,933*
        Ohio Municipal Money Market Fund..  $43,700   $64,977   $ 72,632*
        U.S. Treasury Money Market Fund...  $30,675*  $43,791*  $ 50,978*
        Growth Fund.......................  $ 8,749   $10,181   $ 12,150
        Mortgage Securities Fund..........  $ 5,345   $ 4,596*  $  3,414*
        Income Equity Fund................      N/A       N/A   $    206
        Ohio Tax-Free Fund................  $ 5,634   $ 5,106   $  4,358
        Fixed Income Securities Fund......  $ 5,079   $ 5,032   $  4,289

----------
* For the fiscal year ended December 31, 1995, gross distribution fees for the U.S. Treasury Money Market Fund and the Mortgage Securities Fund were, respectively, $76,912 and $10,690, of which $46,237 and $5,345 were voluntarily waived. For the fiscal year ended December 31, 1996, gross distribution fees for the U.S. Treasury Money Market Fund, and the Mortgage Securities Fund were, respectively, $109,476 and $9,189, of which $65,686 and $4,593 were voluntarily waived. For the fiscal year ended December 31, 1997, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund and Mortgage Securities Fund were, respectively, $289,833, $181,580, $125,950 and $6,827, of which $173,900, $108,948, $74,972 and $3,413 were voluntarily waived.

DETERMINATION OF NET ASSET VALUE

The times and days on which the net asset value of each of the Funds is calculated is described in the Prospectus.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days(except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, theprincipal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share based on available market quotations. In addition, if Huntington becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require Huntington to dispose of such security unless (i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or (ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

Rule 2a-7, as amended, defines the terms NRSRO, Requisite NRSROs, Eligible Securities, Rated Securities, Unrated Securities, Demand Features, Guarantees, Unconditional Demand Features, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

A summary of those definitions follows:

"NRSRO" is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.

"REQUISITE NRSROS" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquired the security, that NRSRO.

"ELIGIBLE SECURITIES" are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii)a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

"RATED SECURITIES" include (i) securities that have received a short-term rating from an NRSRO, or have been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security, or
(ii) securities that are subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and a security with the Guarantee. In either case, a security is not a Rated Security if it is subject to an external credit support agreement that was no in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support or the credit support itself has received a short-term rating.

"UNRATED SECURITIES" are any securities that are not Rated Securities.

"DEMAND FEATURE" is (i) a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the time of exercise, provided that such feature must be exercisable either at any time on no more than 30 calendar days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 calendar days' notice; or (ii) a feature permitting the holder of certain asset backed securities unconditionally to receive principal and interest within 397 calendar days of making demand.

"GUARANTEE" is an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the Guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an Unconditional Demand Feature, an obligation that entitles the holder to receive upon exercise the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A Guarantee includes a letter of credit, financial guaranty (bond) insurance, and an Unconditional Demand Feature (other than an Unconditional Demand Feature provided by the issuer of the security).

"UNCONDITIONAL DEMAND FEATURE" means a Demand Feature that by its terms would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

"FIRST TIER SECURITY" means any (i) Rated Security which has received the highest short-term rating by the Requisite NRSROs for debt obligations, (ii) any Unrated Security that is of comparable quality, (iii) any security issued by a registered investment company that is a money market fund, or (iv) certain government securities.

"SECOND TIER SECURITY" means any Eligible Security that is not a First Tier Security.

Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

ADDITIONAL PURCHASE INFORMATION-PAYMENT IN KIND


In addition to payment by check, shares of a Fund may be purchased by customers of Huntington in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time). Acceptance may occur on any day during the five day period afforded Huntington to review the acceptability of the securities. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for shares of the Fund will depend on the value of the securities and the net asset value of Fund shares next determined following acceptance on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.


TAXES


FEDERAL INCOME TAXATION

It is intended that each Fund qualifies each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of its "investment company taxable income" (as that term is defined in the Code) and tax-exempt income (less deductions attributable to that income) for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and could be required to recognize net unrealized gains and make distributions of any accumulated earnings and profits before requalifying as a regulated investment company that is accorded special tax treatment. In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus a Fund could not pay exempt-interest or capital gains dividends.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Return of capital distributions. If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder's tax basis in his shares. If the shareholder's basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund. Under the 30% of gross income test described above (see "Federal Income Taxation"), a Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that could cause certain Fund assets to be treated as held for less than three months.

Foreign currency-denominated securities and related hedging transactions. A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the stock or securities in foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Backup Withholding. In general, a Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.

STATE TAXATION

Florida. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Tax-Free Money Fund will not be subject to any Florida state or local income taxes on distributions received from the Florida Tax-Free Money Fund.

Florida does impose a state income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts), and this tax is allocated or apportioned to Florida. For those types of shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Tax-Free Money Fund, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Code. Provided that the Florida Tax-Free Money Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code, corporate shareholders of the Florida Tax-Free Money Fund may receive
Section 103 interest income from Florida Tax-Free Money Fund distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Tax-Free Money Fund shareholder arising from Florida Tax-Free Money Fund distributions is subject to Florida corporate income taxes. Other distributions from the Florida Tax-Free Money Fund to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

Provided that on January 1 of a given year the portfolio of assets of the Florida Tax-Free Money Fund is comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the U.S. Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, shares of the Florida Tax-Free Money Fund will not be subject to Florida intangible personal property taxes for that year. If the Florida Tax-Free Money Fund holds any other type of asset on that date, then the entire value of the Florida Tax-Free Money Fund shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the Florida intangible personal property tax.

Shareholders of the Florida Tax-Free Money Fund should consult their tax advisers about other state and local tax consequences of their investments in the Florida Tax-Free Money Fund.

Michigan. Provided that the Michigan Tax-Free Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code, individual shareholders of the Michigan Tax-Free Fund residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Tax-Free Fund to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Michigan Tax-Free Fund, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax. The Michigan Department of Treasury has issued rulings which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

Ohio. Distributions with respect to shares of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund that are property attributable to interest on, or profit made on the sale, exchange, or other disposition of, obligations issued by or on behalf of the State of Ohio, its agencies, instrumentalities and political subdivisions, are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Municipal Money Market Fund or the Ohio Tax-Free Fund, as the case may be, continues to qualify as a regulated investment company for federal income tax purposes and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under
Section 103 of the Code and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio tax-exempt securities. However, shares of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund will be includable in the computation of net worth for purposes of such tax.

Distributions that are properly attributable to interest on obligations of the U.S. or its territories or possessions or of any authority, commission or instrumentality of the U.S. the interest on which is exempt from state income taxes under the laws of the U.S. (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of such territorial obligations such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Other Distributions will generally not be exempt from Ohio income tax.

Shareholders of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund.

DIVIDENDS AND DISTRIBUTIONS


MONEY MARKET FUNDS

The net investment income of each class of shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of net asset value. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period.
Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the same class of the Fund at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of a class of shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium. Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally each class of shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of shares of a Money Market Fund determined at any time is a negative amount, the net asset value per share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the net asset value per share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

OTHER FUNDS

Each of the Funds other than the Money Market Funds will declare and distribute dividends from net investment income of each class of shares, if any, and will distribute its net realized capital gains, with respect to each class of shares, if any, at least annually.

PERFORMANCE INFORMATION


Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:
Morningstar, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Wisenberger Dealer Services, Computer Directions Advisor Services, Inc., Moody's Bond Survey Index, Salomon Brothers Corporate Bond Rate-of-Return Index, Lehman Brothers Municipal Bond Index, Bond-20 Index, Standard & Poor's Daily Stock Price Index of 500 Common Stocks, Dow Jones Industrial Average, Lehman Brothers Government/Corporate (Total) Index, Merrill Lynch 2-Year Treasury Index, Merrill Lynch 3-Year Treasury Index, Donaghue's Money Fund Report, Lehman Brothers Intermediate Government/Corporate Index, Lehman Brothers 5-Year Bond Index, and Lehman Brothers Government (LT) Index. Advertisements may quote performance information which does not reflect the effect of the sales load. In addition, data may be used comparing the differences between the yields of income funds,

Ginnie Maes and U.S. Treasury notes. All data is based on past performance and is not intended to indicate future results.

MONEY MARKET FUNDS

Based on the seven-day period ended December 31, 1997 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:

        FUND-TRUST SHARES                   YIELD   EFFECTIVE YIELD
        -----------------                   ------  ----------------
        Money Market Fund.................   5.26%        5.40%
        Ohio Municipal Money Market Fund..   3.53%        3.59%
        U.S. Treasury Money Market Fund...   5.05%        5.18%

Based on the seven-day period ended December 31, 1997 (the "base period"), the yield and effective yield of the Investment Shares of the Money Market Funds listed below were as follows:

        FUND-INVESTMENT SHARES              YIELD   EFFECTIVE YIELD
        ----------------------              ------  ----------------
        Money Market Fund.................   5.16%        5.30%
        Ohio Municipal Money Market Fund..   3.43%        3.48%
        U.S. Treasury Money Market Fund...   4.95%        5.08%

The yield for each class of shares of a Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield for each class of shares of a Fund represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER FUNDS

A Fund's yield for each class of shares is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the class during the base period less expenses accrued for that period by the class, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class outstanding during the base period and entitled to receive dividends and (B) the maximum offering price per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield of the class of shares of the Fund. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

The yield of Trust Shares of each of the following Funds for the 30-day period ended December 31, 1997, was as follows:

          FUND--TRUST SHARES                                YIELD
          ------------------                                -----
        Growth Fund.......................................  0.61%
        Income Equity Fund................................  2.85%
        Mortgage Securities Fund..........................  6.16%
        Ohio Tax-Free Fund................................  3.68%
        Michigan Tax-Free Fund*...........................  3.94%
        Fixed Income Securities Fund......................  5.73%
        Intermediate Government Income Fund*..............  5.44%
        Short/Intermediate Fixed Income Securities Fund...  5.51%
        __________
        *Performance shown is for the applicable predecessor FMB Fund.

The yield of Investment Shares of each of the following Funds based on the maximum offering price per share of the Funds for the 30-day period ended December 31, 1997, was as follows:

        FUND--INVESTMENT SHARES                       YIELD
        -----------------------                       -----
        Growth Fund.................................  0.35%
        Income Equity Fund..........................  2.45%
        Mortgage Securities Fund....................  5.88%
        Ohio Tax-Free Fund..........................  3.37%
        Michigan Tax-Free Fund*.....................  3.52%
        Fixed Income Securities Fund................  5.39%
        Intermediate Government Income Fund*........  5.30%
        __________
        * Performance shown is for the applicable predecessor FMB Fund.

The average annual total returns for Trust Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1997, were as follows:

                                FISCAL YEAR ENDED   FIVE YEARS ENDED    INCEPTION THROUGH
FUND-TRUST SHARES               DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
------------------------------  ------------------  ------------------  ------------------
Growth Fund...................       35.37%              16.95%              14.37%
Income Equity Fund............       25.99%              15.68%              11.83%
Mortgage Securities Fund......        8.77%               5.28%               6.39%
Ohio Tax-Free Fund............        6.11%               5.18%               6.00%
Michigan Tax-Free Fund*.......        7.18%               6.11%               6.35%
Fixed Income Securities Fund..        8.83%               6.73%               7.85%
Intermediate Government
   Income Fund*...............        7.52%               6.02%               6.34%
Short/Intermediate Fixed
   Income Securities Fund.....        6.56%               5.88%               7.22%

--------------
* Performance shown is for the applicable predecessor FMB Fund.

The average annual total returns for Investment Shares of each of the following Funds for the one-year and five-year periods and for the life of the respective Fund through December 31, 1997, were as follows:

                                FISCAL YEAR ENDED   FIVE YEARS ENDED    INCEPTION THROUGH
FUND-INVESTMENT SHARES          DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
------------------------------  ------------------  ------------------  ------------------
Growth Fund...................       29.62%              15.72%              14.29%
Income Equity Fund............         n/a                 n/a               18.88%
Ohio Tax-Free Fund............        3.75%               4.50%               5.11%
Michigan Tax-Free Fund*.......        1.88%               5.00%               5.40%
Fixed Income Securities Fund..        6.35%               6.03%               7.27%
Mortgage Securities Fund......        6.44%               4.67%               5.82%
Intermediate Government
  Income Fund*................        2.16%               4.89%               5.38%

--------------
* Performance shown is for the applicable predecessor FMB Fund.

The average annual total return for each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions. Any applicable redemption fee is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of shares redeemed.

From time to time, Huntington and/or SEI may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.

TAX-EQUIVALENT YIELD

With respect to the Single State Funds, the Funds' tax-equivalent yield (or effective yield) for each class of shares during the applicable base period maybe presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield with respect to the class by a factor designed to show the approximate yield that a taxable investment would have to earn to produce the same after-tax yield for that period. A Fund's tax-equivalent yield with respect to each class will differ for shareholders in different tax brackets. In calculating the yields shown below, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1997, was 6.79% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1997, was 6.96% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 1997, was 7.04% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket). This performance is for the predecessor FMB Michigan Tax-Free Bond Fund.

The tax-equivalent yield for Investment Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1997, was 6.58% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Investment Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1997, was 6.37% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for Investment Shares of the Michigan Tax-Free Fund* for the thirty-day period ended December 31, 1997, was 6.29% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket).

TAX-EQUIVALENCY TABLES

The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in either Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. The tables below provide tax-equivalent yields for selected tax-exempt yields. Some portion of either Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes.


                                                  TAXABLE YIELD EQUIVALENT FOR 1998
                                            COMBINED FEDERAL AND STATE OF OHIO INCOME TAXES

SINGLE RETURN
Federal Tax Rate:
                                 15.00%     28.00%     28.00%     31.00%     31.00%      31.00%      36.00%       36.0%     39.60%
Combined Federal and State Tax Rate:
                                 18.43%     30.91%     31.40%     34.25%     34.72%      35.32%      40.00%      40.35%     43.71%
Taxable Income
Brackets:                        $    1-   $25,351-   $40,001-   $61,401-   $80,001-   $100,000-   $128,101-   $200,001-   Over
                                 $25,350   $ 40,000   $ 61,400   $ 80,000   $100,000   $ 128,100   $ 200,000   $ 278,450   $278,450

TAX-EXEMPT YIELD                                          TAXABLE YIELD EQUIVALENT
1.50%.......................     1.84%      2.17%      2.19%      2.28%      2.30%       2.32%       2.50%       2.52%      2.67%
2.00%.......................     2.45%      2.89%      2.91%      3.04%      3.06%       3.10%       3.33%       3.35%      3.55%
2.50%.......................     3.06%      3.62%      3.64%      3.80%      3.83%       3.87%       4.17%       4.19%      4.44%
3.00%.......................     3.68%      4.34%      4.37%      4.56%      4.60%       4.64%       5.00%       5.03%      5.33%
3.50%.......................     4.29%      5.07%      5.10%      5.32%      5.36%       5.41%       5.83%       5.87%      6.22%
4.00%.......................     4.90%      5.79%      5.83%      6.08%      6.13%       6.18%       6.67%       6.71%      7.11%
4.50%.......................     5.52%      6.51%      6.56%      6.84%      6.89%       6.96%       7.50%       7.54%      7.99%
5.00%.......................     6.13%      7.24%      7.29%      7.60%      7.66%       7.73%       8.33%       8.38%      8.88%
5.50%......................      6.74%      7.96%      8.02%      8.37%      8.42%       8.50%       9.17%       9.22%     10.06%
6.00%......................      7.36%      8.68%      8.75%      9.13%      9.19%       9.28%      10.00%      10.06%     10.66%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance.

                                                TAXABLE YIELD EQUIVALENT FOR 1998
                                        COMBINED FEDERAL AND STATE OF OHIO INCOME TAXES (continued)

JOINT RETURN
Federal Tax Rate:
                               15.00%     15.00%    28.00%     28.00%     28.00%     31.00%     36.00%      36.0%        39.60%
Combined Federal and State
 Tax Rate:
                               18.43%     19.01%    31.40%     31.88%     32.50%     35.32%     40.00%     40.35%        43.71%
Taxable Income
Brackets:                    $1-        $40,001-  $42,351-   $80,001-  $100,001-  $102,301-  $155,951-  $200,001-      Over
                             $40,000    $42,350   $80,000   $100,000   $102,300   $155,950   $200,000   $278,450      $278,450

TAX-EXEMPT YIELD                                            AXABLE YIELD EQUIVALENT
1.50%......................     1.84%      1.85%     2.19%      2.20%      2.22%      2.32%      2.50%      2.52%         2.67%
2.00%......................     2.45%      2.47%     2.91%      2.94%      2.96%      3.10%      3.33%      3.35%         3.55%
2.50%......................     3.06%      3.09%     3.64%      3.67%      3.70%      3.87%      4.17%      4.19%         4.44%
3.00%......................     3.68%      3.70%     4.37%      4.40%      4.44%      4.64%      5.00%      5.03%         5.33%
3.50%......................     4.29%      4.32%     5.10%      5.14%      5.18%      5.41%      5.83%      5.87%         6.22%
4.00%......................     4.90%      4.94%     5.83%      5.87%      5.93%      6.18%      6.67%      6.71%         7.11%
4.50%......................     5.52%      5.56%     6.56%      6.61%      6.67%      6.96%      7.50%      7.54%         7.99%
5.00%......................     6.13%      6.17%     7.29%      7.34%      7.41%      7.73%      8.33%      8.38%         8.88%
5.50%......................     6.74%      6.79%     8.02%      8.07%      8.15%      8.50%      9.17%      9.22%         9.78%
6.00%......................     7.36%      7.41%     8.75%      8.81%      8.89%      9.28%     10.00%     10.06%        10.66%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance.

                             MICHIGAN TAX-FREE FUND

The Michigan Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields.


                       TAXABLE YIELD EQUIVALENT FOR 1998
              COMBINED FEDERAL AND STATE OF MICHIGAN INCOME TAXES

Federal Tax Rate:
                       15.0%      28.0%       31.0%       36.0%      39.6%

Combined Federal and State Tax Rate:
                       19.4%      32.4%       35.4%       40.4%      44.0%
Taxable Income
Brackets--
SINGLE RETURN:         $1-        $25,351-    $61,401-    $128,101-  Over
                       $25,350    $61,400     $128,100    $278,450   $278,450

JOINT RETURN:          $1-        $42,351-    $102,301-   $155,951-   Over
                       $42,350    $102,300    $155,950    $278,450    $278,450

TAX-EXEMPT YIELD                        TAXABLE YIELD EQUIVALENT
1.50%................. 1.86%      2.22%       2.32%       2.52%      2.68%
2.00%................. 2.48%      2.96%       3.10%       3.36%      3.57%
2.50%................. 3.10%      3.70%       3.87%       4.19%      4.46%
3.00%................. 3.72%      4.44%       4.64%       5.03%      5.36%
3.50%................. 4.34%      5.18%       5.42%       5.87%      6.25%
4.00%................. 4.96%      5.92%       6.19%       6.71%      7.14%
4.50%................. 5.58%      6.66%       6.97%       7.55%      8.04%
5.00%................. 6.20%      7.40%       7.74%       8.39%      8.93%
5.50%................. 6.82%      8.14%       8.51%       9.23%      9.82%
6.00%................. 7.44%      8.88%       9.29%      10.07%     10.71%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Furthermore, no adjustment was made to reflect available state tax deductions on federal returns.

                          FLORIDA TAX-FREE MONEY FUND

The Florida Tax-Free Money Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax. Some portion of this Fund's income may result in liability under the federal alternative minimum tax. The table below provides tax-equivalent yields for selected tax-exempt yields.


                       TAXABLE YIELD EQUIVALENT FOR 1998
                  STATE OF FLORIDA--FEDERAL INCOME TAXES ONLY

Federal Tax Rates:
                         15.0%      28.0%       31.0%       36.0%      39.6%
Taxable Income Brackets--
SINGLE RETURN:           $1-        $25,351-    $61,401-    $128,101-  Over
                         $25,350    $61,400     $128,100    $278,450   $278,450

JOINT RETURN:            $1-        $42,351-    $102,301-   $155,951-  Over
                         $42,350    $102,300    $155,950    $278,450   $278,450

                   TAX-EXEMPT YIELD     TAXABLE YIELD EQUIVALENT
1.50%.................   1.76%      2.08%       2.17%       2.34%      2.48%
2.00%.................   2.35%      2.78%       2.90%       3.13%      3.31%
2.50%.................   2.94%      3.47%       3.62%       3.91%      4.14%
3.00%.................   3.53%      4.17%       4.35%       4.69%      4.97%
3.50%.................   4.12%      4.86%       5.07%       5.47%      5.79%
4.00%.................   4.71%      5.56%       5.80%       6.25%      6.62%
4.50%.................   5.29%      6.25%       6.52%       7.03%      7.45%
5.00%.................   5.88%      6.94%       7.25%       7.81%      8.28%
5.50%.................   6.47%      7.64%       7.97%       8.59%      9.11%
6.00%.................   7.06%      8.33%       8.70%       9.38%      9.93%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

CUSTODIAN

Huntington is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The custodian's fees for custody and record keeping services are based on a percentage of the average daily net assets of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


State Street Bank and Trust Company ("State Street"), Two Heritage Drive, Quincy, MA 02171, serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. State Street also maintains the

Funds' accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses.

INDEPENDENT AUDITORS


The independent auditors for the Trust were Price Waterhouse LLP, Columbus, Ohio, through December 31, 1996. Effective January 1, 1997, the independent auditors for the Trust are KPMG Peat Marwick LLP, Columbus, Ohio.

ADDITIONAL INFORMATION


SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, beheld personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

Shareholder inquiries regarding those Funds offering Trust Shares should be directed to Huntington, 41 South High Street, Columbus, Ohio 43215, Attn:
Investor Services.

Shareholder inquiries regarding those Funds offering Investment Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287.

FINANCIAL STATEMENTS


The audited financial statements of the Funds (except Michigan Tax-Free Fund and Intermediate Government Income Fund) for the year ended December 31, 1997, and the report of KPMG Peat Marwick LLP, independent auditors, are incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 31, 1997, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. In addition, the audited financial statements for Michigan Tax-Free Fund and Intermediate Government Income Fund for the six months ended May 31, 1998, and the report of KPMG Peat Marwick LLP, independent auditors, are incorporated by reference from the Annual Report to Shareholders of such Funds for the six months ended May 31, 1998, which has been previously sent to shareholders of such Funds pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of either Annual Report to Shareholders may be obtained without charge by contacting the Trust.

APPENDIX--DESCRIPTION OF BOND RATINGS


STANDARD & POOR'S RATINGS GROUP CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

MOODY'S INVESTORS SERVICE, INC.  CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DUFF & PHELPS, INC. CORPORATE BOND RATING DEFINITIONS

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- - High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

FITCH INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated 'F-I+.'

A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA LONG-TERM RATING DEFINITIONS

AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATING
DEFINITIONS

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC.  SHORT-TERM MUNICIPAL OBLIGATION RATING
DEFINITIONS

MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

IBCA SHORT-TERM RATING DEFINITIONS

A1+ - Obligations supported by the highest capacity for timely repayment.

A1 - Obligations supported by a very strong capacity for timely repayment.

A2 - Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS

A-1 - This designation indicates that the degree of safety regarding timely payment strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

P-1 - Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of senior short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics:

       -  Leading market positions in well-established industries.

       -  High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 - Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. P-2 will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NR indicates the bonds are not currently rated by Moody's or S&P. However, management considers them to be of good quality.

DUFF & PHELPS, INC.  COMMERCIAL PAPER RATING DEFINITIONS

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2-Good certainty of timely payment Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC.  COMMERCIAL PAPER RATING DEFINITIONS

Plus or minus signs are used with a rating symbol to indicate the relative portion of the credit within the rating category:

F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

F-2 - Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is riot as great as for issues assigned F-1 + or F-1 ratings.